UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	06/30/13

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC  20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.           Semi-Annual Report to Shareholders

June 30, 2013

SEMI-ANNUAL
REPORT

The ESG Managers® Asset Allocation Portfolios

ESG Managers® Growth Portfolio

Class A (PAGAX)

Institutional Class (PAGIX)

Class C (PAGCX)

ESG Managers® Growth and Income Portfolio

Class A (PGPAX)

Institutional Class (PMIIX)

Class C (PWCCX)

ESG Managers® Balanced Portfolio

Class A (PMPAX)

Institutional Class (PWPIX)

Class C (PWPCX)

ESG Managers® Income Portfolio

Class A (PWMAX)

Institutional Class (PWMIX)

Class C (PWMCX)

Pax World Management LLC is the investment adviser to ESG Managers® Portfolios

Table of Contents

Letter to Shareholders	1
Portfolio Commentary	6
Portfolio Highlights
ESG Managers® Growth Portfolio	11
ESG Managers® Growth and Income Portfolio	14
ESG Managers® Balanced Portfolio	18
ESG Managers® Income Portfolio	22
Shareholder Expense Examples	26
Schedules of Investments	28
Statements of Assets and Liabilities	50
Statements of Operations	54
Statements of Changes in Net Assets	56
Statements of Changes in Net Assets—Shares of Beneficial Interest	58
Financial Highlights	60
Notes to Financial Statements	64

For More Information

General Fund Information

877.374.7678

Shareholder Account Information

888.374.8920

Account Inquiries

ESG Managers Portfolios

P.O. Box 55389

Boston, MA 02205-5389

Investment Adviser

Pax World Management LLC

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services

P.O. Box 55389

Boston, MA 02205-5389

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President and CEO

Dear fellow shareholders,

Equity investors were treated well by the stock market during the first half of 2013. The S & P 5001 was up 13.82% while small cap stocks as represented by the Russell 20002 were up 15.86%. Global markets did not fare quite as well, with MSCI World3 up 8.43% and MSCI EAFE4 up 4.10%, while bond markets were challenged, with the Barclays Aggregate5 actually down -2.44%.

Like markets as a whole, there was a mixed picture at Pax World, but I am pleased to report that all of our mutual funds delivered positive returns during the first six months of 2013. I am particularly pleased to report on the positive relative performance of each of our ESG Managers Portfolios:

The ESG Managers Growth Portfolio (PAGAX) returned 11.46% for the first six months of 2013 vs. 10.49% for its Blended Benchmark Index6.

The ESG Managers Growth and Income Portfolio (PGPAX) returned 9.56% for the first six months of 2013 vs. 8.02% for its Blended Benchmark Index7.

The ESG Managers Balanced Portfolio (PMPAX) returned 6.77% for the first six months of 2013 vs. 5.41% for its Blended Benchmark Index8.

The ESG Managers Income Portfolio (PWMAX) returned 3.44% for the first six months of 2013 vs. 2.04% for its Blended Benchmark Index9.

Additional information about the performance of these funds is contained within this semi-annual report.

You might also be interested to know that the Pax World Global Environmental Markets Fund, which is held in each of the ESG Managers Portfolios and which has been a fossil fuel-free fund since its inception, has now become carbon neutral as well. By "carbon neutral," I mean that the Fund's investment adviser purchases independently verified offsets of the Fund's carbon emissions, which are then invested in methane re-capture to produce electricity and other projects aimed at reducing carbon emissions.

In addition, we recently undertook a carbon benchmarking analysis for our five largest equity funds and were able to verify that four of the five already have lower carbon intensity than their benchmark indices. Our plan is to set carbon reduction targets for each of these funds over time, as we seek to continue greening our portfolios, reduce our reliance on and investments in fossil fuels and invest in new, environmental solutions and technologies.

Climate change is the great issue of our time. Moreover, any truly effective strategy to combat climate change will likely require two fundamental elements: first, putting a price on carbon so that polluting the atmosphere is no longer free; and second, keeping a significant portion of remaining fossil-fuel reserves in the ground rather than burning them. Anticipating greater government regulation of carbon emissions, many commentators have begun to question the business models of fossil fuel companies. For example, the Carbon Tracker Initiative (www.carbontracker.org) has calculated that roughly 80% of the world's fossil fuel reserves cannot be consumed without pushing the earth's temperature beyond the 2° C increase that climate scientists believe marks the tipping point beyond which the impacts are likely to be catastrophic. This suggests that fossil fuel companies, whose valuations are based in part on known reserves, may be grossly overvalued: when this carbon bubble bursts, their unburnable carbon becomes a stranded asset and their business models will come under tremendous pressure.

So, both for purposes of combating climate change and also protecting investment portfolios from the risks embedded in fossil fuel companies, sustainable investors are increasingly searching for ways to reduce their investments in and reliance upon fossil fuel companies over time. At Pax World, we intend to be actively engaged in this effort.

We believe investors need to be part of the solution. That's what sustainable investing is all about. We can say no to the destruction of our planet just as we can say no to all-male corporate boards (as Pax World has been doing for years). We can invest in alternatives—better companies, better strategies, better outcomes. We can invest in the future, and in those companies whose technologies and solutions will help catalyze the transition to a truly sustainable global economy. This will be a long, arduous, sometimes painful journey—of that, we can be sure—but there is no doubt that it is the road we must take.

Thank you for investing with Pax World.

Sincerely,

Joseph F. Keefe

1The S&P 500 Index is an unmanaged index of large capitalization common stocks. One cannot invest directly in an index.

2The Russell 2000 Index is an unmanaged index and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. One cannot invest directly in an index.

3The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

4The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

5The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. One cannot invest directly in an index.

6The Blended Benchmark for the ESG Managers Growth Portfolio is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

7The Blended Benchmark for the ESG Managers Growth and Income Portfolio is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index.

8The Blended Benchmark for the ESG Managers Balanced Portfolio is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index.

9The Blended Benchmark for the ESG Managers Income Portfolio is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

Performance Information

Commentary The portfolio manager commentary in this report provides insight from the fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For the most recent month end performance please call 877.374.7678 or visit www.esgmanagers.com.

The ESG Managers® Portfolios use multiple managers ("Sleeve Subadvisers") and direct investments in mutual funds to seek to achieve their investment objectives, and each Sleeve Subadviser seeks to invest the assets of its sleeve(s) in securities consistent with its investment style (e.g., large cap growth, small cap value, intermediate term bond) and within the parameters established by Morningstar Associates, LLC for the Funds. The Sleeve Subadvisers include experienced managers of mutual funds and separately managed accounts that also follow Environmental, Social and Governance (ESG) criteria. These funds or separate accounts serve as models upon which Morningstar Associates, LLC has designed the sleeves' investment parameters. The chart below lists these strategies.

Sleeve Subadviser or Fund Manager	Strategy
Access Capital Strategies	Investment Grade Fixed Income*
Ariel Investments, LLC	Small/Mid Cap Value
ClearBridge Advisors, LLC	Large Cap Value
Community Capital Management, Inc.	Investment Grade Fixed Income*
Miller/Howard Investments, Inc.	Equity Income
Everence Capital Management	Investment Grade Fixed Income
Neuberger Berman Management, LLC	Large Cap Blend
Parnassus Investments	Equity Income
Parnassus Investments	Small Cap
Portfolio 21 Investments	World Stock
Pax World Management LLC	Multi-Cap Equity
Pax World Management LLC	Global Environmental Markets*
Pax World Management LLC	High Yield Bond*
Pax World Management LLC	Mixed Asset*
Pax World Management LLC	Real Return
Pax World Management LLC	Small Cap*
Pax World Management LLC	International Equity*
Pax World Management LLC	Passive International Equity*
PIMCO	Income*
Schroder Investment Management, Ltd	Emerging Markets Equity*
TIAA-CREF	Social Choice Bond*

There can be no assurance that the performance of any Fund will be comparable to that of any model mutual fund or separate account strategy referred to above, or that the results achieved by a Sleeve Subadviser will correlate closely to that of the applicable model mutual fund or separate account strategy.

*Some or all of the Sleeve Strategy is represented by direct investments in mutual fund shares (see Schedules of Investments).

June 30, 2013

Portfolio Commentary

Portfolio Construction Advisors

Jon Hale, Ph.D., CFA, Managing Consultant, Morningstar Associates & Peter Di Teresa, Senior Investment Consultant, Morningstar Associates

The ESG Managers Portfolios navigated markets successfully in the first half of 2013, as all four Portfolios in the series posted positive net returns that easily outpaced their blended benchmarks. The secret to success was a combination of our broad allocation decisions along with the performances of many of our underlying stock and bond strategies.

Total returns for the six-month period ended June 30, 2013:

Class A Shares	Portfolio	Blended Benchmark[1]
Growth Portfolio	11.46%	10.49%
Growth and Income Portfolio	9.56%	8.02%
Balanced Portfolio	6.77%	5.41%
Income Portfolio	3.44%	2.04%

Because we held a more favorable view of stocks than bonds during the first half, we were overweight stocks in the three multi-asset class Portfolios by several percentage points and fully invested in the all-equity Growth Portfolio. With global equity markets overall in positive territory for the first half and bond markets in negative territory, the equity overweight helped the Portfolios outperform their blended benchmarks.

Within our equity allocations, our longstanding overweight to US equity and underweight to non-US developed-markets equity also paid off, as US stocks, measured by the S&P 500 Index2, gained 13.82% in the first half compared with the 4.10% gain of non-US developed markets, as measured by the MSCI EAFE Index3. Emerging-market equities were in correction territory, with the MSCI Emerging Markets Index4 shedding 9.57%, but we were only slightly underweight our targets. On the fixed-income side, we were positioned to guard against rising interest rates. We were underweight inflation-protected bonds, which can be extremely rate sensitive in the absence of increasing inflation expectations. Indeed, the Barclays US Treasury TIPS Index5 lost 7.39% in the first half. On the other hand, we were overweight our two credit-sensitive strategies, Pax World High Yield and PIMCO Income, both of which posted positive returns for the period.

June 30, 2013

Portfolio Commentary, continued

Many of the underlying strategies we use in the Portfolios had a good first half, as well. Since late 2012, correlations6 among stocks and across equity sectors have declined, evidence that the headline-driven risk-on/risk-off environment that has held sway for much of the last three years is giving way to a more fundamentals-driven stock market. That's good for the Portfolios because nearly all of our underlying equity managers are active stock-pickers, focusing on fundamentals and valuations, and emphasizing company quality and sustainability. All three of our core US large-cap strategies, ClearBridge ESG Large Cap Value, Neuberger Berman Socially Responsive, and Parnassus Equity Income, outperformed the S&P 500 Index. Our lone passive strategy, Pax MSCI EAFE ESG Index ETF, performed very well, as it easily beat the conventional MSCI EAFE Index. Among bond strategies, our intermediate-term strategies generally hewed close to the Barclays U.S. Aggregate Index7, while Pax World High Yield and PIMCO Income outperformed.

Portfolio Changes

We made a couple of notable changes to the Portfolios in the first half. First and foremost, the Portfolios' names have changed. The Aggressive Growth Portfolio is now called the Growth Portfolio. It remains an all-equity fund, but because it is intended as a globally diversified fund that has a relatively low-volatility profile relative to comparable funds, we have dropped the term "aggressive" from its name.

The Portfolio-formerly-known-as-Growth is now called Growth and Income. We added the Income component to its name to remind investors that the fund is allocated in such a way that it has income-generating potential to go along with its main focus on capital growth. Under normal conditions, the Portfolio will emphasize dividend-income equity strategies to a greater extent than in the Growth Portfolio or the Balanced Portfolio and credit-oriented fixed-income strategies in its bond allocation.

The Moderate Portfolio has been renamed the Balanced Portfolio to simply reflect its expected 60/40 allocation of stocks to bonds, which is the most widely recognized allocation for so-called balanced funds. Its underlying stock and bond allocations are both broadly diversified and, under normal conditions, market weighted.

June 30, 2013

Portfolio Commentary, continued

Finally the Conservative Portfolio has been renamed the Income Portfolio. While its 65/35 ratio of bonds to stocks remains the same, investors should expect a greater emphasis on income-producing equities in the stock allocation and on credit in the bond allocation, when prudent.

During the first half we removed the Pax MSCI North American ESG Index ETF after it was announced that it was going to liquidate. Assets were shifted to our active US large-cap strategies (ClearBridge, Neuberger Berman, Parnassus). We added the Pax World Small Cap Fund, which has outperformed the Russell 2000 annualized. More importantly, because performance trends can turn around, we like Pax World Small Cap's less-volatile investment style, while its focus on further down the market-cap spectrum adds diversification.

Outlook

As we ended the first half of 2013, equities remained close to fairly valued, although stocks became a little cheaper after their June downdraft. At the end of June, stocks covered by Morningstar equity analysts were trading at 94% of fair value, based on a market-capitalization8 weighted average. Thus, while equities are certainly not far from being fully valued, we don't regard them to be particularly expensive either. Nevertheless, we remain prepared for volatility in the coming months, resulting from worries about the timing of the Federal Reserve's (the "Fed") winding down its asset purchases, tighter US fiscal policy, and slower growth in China. Economic fundamentals in the US continue to improve, however, which is a good environment for US equities and helpful to global equities in general.

We are much more concerned about bonds, where we believe the risk/reward equation is not favorable. Although rates remain low, credit spread tightening seems likely to have run its course. When the Fed begins to reduce its asset-purchase program, we expect rates will continue to rise back toward the average real return over inflation. At today's ultralow 1% inflation rate, that would imply another 100-basis-point move upward for the 10-year Treasury yield. The open question is the Fed's timing; we could see the reduction in purchases later this year or sometime next year.

What does all this mean for the Portfolios? We are positioned to guard against short-term volatility through the end of the year while being ready to profit as US economic growth gains momentum. To do this, we intend to maintain an

June 30, 2013

Portfolio Commentary, continued

overweight to stocks relative to bonds. Our underlying equity strategies, on the whole, are a less-aggressive lot that we believe will hold up well amid market volatility while their managers' fundamental stock-picking skills should come to the fore in a more-normal environment. Our equity allocations, for now, are tilted towards the US, where economic fundamentals are better than they are outside the US. We continue to monitor valuations, however, and intend to reduce the US overweight as conditions abroad improve. On the fixed-income side, we are underweight our interest-rate-sensitive strategies and overweight credit-sensitive strategies. In particular, we are overweight our most-flexible strategy, PIMCO Income, to take advantage of its ability to sidestep volatility and find value anywhere in global fixed-income markets.

As we put the financial crisis further in the rearview mirror and global economic growth slowly gains momentum, we view the ESG Managers Portfolios as attractive options for less-aggressive one-stop exposure to global markets using underlying managers who believe sustainable investing helps lead them to high-quality, lower-risk companies that will perform well over the long term while respecting the environment and the concerns of other stakeholders.

1The Blended Benchmark for the ESG Managers Growth Portfolio is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index. The Blended Benchmark for the ESG Managers Growth and Income Portfolio is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index. The Blended Benchmark for the ESG Managers Balanced Portfolio is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index. The Blended Benchmark for the ESG Managers Income Portfolio is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

2The S&P 500 Index is an unmanaged index of large capitalization common stocks. One cannot invest directly in an index.

3The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

4The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Performance for the MSCI Emerging Markets Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

June 30, 2013

Portfolio Commentary, continued

5The Barclays US Treasury TIPS Index measures the performance of the US Treasury Inflation Protected Securities ("TIPS") market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500m or more. One cannot invest directly in an index.

6Correlation—measures the degree to which two variables' movements are associated; correlation ranges between -1 and +1; positive correlation implies that as one variable moves up and down, the other variable will move in the same direction; negative correlation implies that as one variable moves in either direction, the other variable will move the opposite direction; no correlation is referenced as 0.

7The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. One cannot invest directly in an index.

8Market Capitalization is the total dollar market value of all of a company's outstanding shares.

June 30, 2013

Growth Portfolio

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

			Total Return		Average Annual Returns
Share class	Ticker Symbol		YTD	1 Year	3 Years	Since Inception[1]
Class A2, 3	PAGAX	NAV[4]	11.46%	19.85%	12.77%	7.82%
		POP	5.33%	13.23%	10.65%	6.09%
Institutional Class[2]	PAGIX		11.64%	20.16%	13.11%	8.15%
Class C2, 5	PAGCX	NAV[4]	11.05%	18.98%	11.97%	7.04%
		CDSC	9.94%	17.79%
Blended Index[6,7,8,10]			10.49%	20.01%	15.62%	9.82%
Lipper Multi-Cap Core Funds Index[9,10]			13.22%	22.40%	16.48%	11.64%
S&P 500 Index[7,10]			13.82%	20.60%	18.45%	12.92%

Total returns for the periods of less than one year have not been annualized.

Total Growth Portfolio operating expenses, net of fee waivers, reimbursements and acquired fund fees and expenses, are 1.44%, 1.19% and 2.19% for Class A, Institutional Class and Class C, respectively. Total Growth Portfolio operating expenses, gross of any fee waivers or reimbursements, are 3.45%, 3.20% and 4.20% for Class A, Institutional Class and Class C, respectively. The Adviser has agreed contractually to reimburse a portion of each Fund's expenses until at least December 31, 2015.

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

June 30, 2013

Growth Portfolio, continued

Portfolio Highlights (Unaudited), continued

9The Lipper Multi-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds Average. The Lipper Multi-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core Funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth Portfolio, the Blended Index, the Lipper Multi-Cap Core Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Market Value
U.S. Stocks	62.9%
Foreign Stocks	20.7%
Non-Affiliated Investment Companies & Exchange Traded Funds	11.1%
Cash & Cash Equivalents	5.3%
Total	100.0%

Manager Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	17.2%
Miller/Howard Income-Equity	5.7%
Parnassus Equity Income	19.3%
Neuberger Berman Socially Responsive	21.6%
Pax World Multi-Cap Equity	1.0%
Small/Mid-Cap
Ariel Small/Mid Value	5.4%
Pax World Small Cap	5.6%
International/World
Pax World International Fund	3.9%
Pax MSCI EAFE ESG Index ETF	7.5%
Portfolio 21 Global Equity	4.3%
Schroder Emerging Markets Equity Fund	5.4%
Sector Specific
Pax World Global Environmental Markets Fund	1.4%
Total Equities	98.3%
Other	1.7%
Total	100.0%

June 30, 2013

Top Ten Holdings

Company	Percent of Net Assets
Danaher Corp.	1.5%
Procter & Gamble Co., The	1.4%
American Express Co.	1.4%
Google, Inc., Class A	1.3%
Newell Rubbermaid, Inc.	1.1%
Target Corp.	1.1%
Texas Instruments, Inc.	1.0%
CVS Caremark Corp.	1.0%
Altera Corp.	1.0%
PepsiCo, Inc.	0.9%
Total	11.7%

Excludes Affiliated and Non-Affiliated Investment Companies.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Market Value
Consumer Discretionary	10.4%
Consumer Staples	9.4%
Energy	7.7%
Financials	13.3%
Health Care	9.1%
Industrials	13.5%
Information Technology	11.8%
Materials	3.7%
Telecommunication Services	1.7%
Utilities	3.0%
Non-Affiliated Investment Companies & Exchange Traded Funds	11.1%
Cash & Cash Equivalents	5.3%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2013

Growth and Income Portfolio

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

			Total Return		Average Annual Returns
Share class	Ticker Symbol		YTD	1 Year	3 Years	Since Inception[1]
Class A2, 3	PGPAX	NAV[4]	9.56%	16.95%	11.35%	7.86%
		POP	3.51%	10.53%	9.28%	6.13%
Institutional Class[2]	PMIIX		9.68%	17.34%	11.60%	8.09%
Class C2, 5	PWCCX	NAV[4]	9.22%	16.16%	10.51%	7.03%
		CDSC	8.12%	15.00%
Blended Index[6,7,8,9,11]			8.02%	15.66%	13.49%	9.17%
Lipper Mixed-Asset Target Allocation Growth Funds Index[10,11]			7.34%	14.65%	12.50%	8.96%
S&P 500 Index[7,11]			13.82%	20.60%	18.45%	12.92%

Total returns for the periods of less than one year have not been annualized.

Total Growth and Income Portfolio operating expenses, net of fee waivers, reimbursements and acquired fund fees and expenses, are 1.34%, 1.09% and 2.09% for Class A, Institutional Class and Class C, respectively. Total Growth and Income Portfolio operating expenses, gross of any fee waivers or reimbursements, are 3.85%, 3.60% and 4.60% for Class A, Institutional Class and Class C, respectively. The Adviser has agreed contractually to reimburse a portion of each Fund's expenses until at least December 31, 2015.

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand,Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance

June 30, 2013

for the MSCIEAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Growth and Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Growth Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Market Value
U.S. Stocks	54.5%
Foreign Stocks	15.7%
U.S. Bonds	6.8%
Foreign Bonds	0.7%
Non-Affiliated Investment Companies & Exchange Traded Funds	17.8%
Cash & Cash Equivalents	4.5%
Total	100.0%

June 30, 2013

Growth and Income Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	12.1%
Miller/Howard Income-Equity	13.5%
Parnassus Equity Income	15.7%
Neuberger Berman Socially Responsive	12.7%
Pax World Multi-Cap Equity	2.9%
Small/Mid-Cap
Ariel Small/Mid Value	4.7%
Pax World Small Cap	4.1%
International/World
Pax World International Fund	1.5%
Pax MSCI EAFE ESG Index ETF	5.4%
Portfolio 21 Global Equity	3.5%
Schroder Emerging Markets Equity Fund	4.3%
Sector Specific
Pax World Global Environmental Markets Fund	1.9%
Total Equities	82.3%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	1.2%
CRA Qualified Investment Fund	0.3%
Everence Intermediate Investment Grade Fixed Income	3.4%
TIAA-CREF Social Choice Bond Fund	2.0%
PIMCO Income Fund	5.1%
Inflation-Protected
Pax World Real Return	0.9%
High Yield
Pax World High Yield Bond Fund	3.3%
Total Fixed Income	16.2%
MIXED ASSET
Balanced
Pax World Balanced Fund	0.0%*
Total Mixed Asset	0.0%
Other	1.5%
Total	100.0%

*Rounds to less than 0.1%

June 30, 2013

Top Ten Holdings—Equity

Company	Percent of Net Assets
Procter & Gamble Co., The	1.0%
Kinder Morgan Management LLC	1.0%
Google, Inc., Class A	1.0%
Danaher Corp.	0.9%
Merck & Co., Inc.	0.9%
American Express Co.	0.9%
General Electric Co.	0.9%
CVS Caremark Corp.	0.8%
Target Corp.	0.8%
Spectra Energy Corp.	0.8%
Total	9.0%

Excludes Affiliated and Non-Affiliated Investment Companies.

Top Ten Holdings—Fixed Income

Issuer	Percent of Net Assets
United States Treasury Note (TIPS), 1.750%, 01/15/28	0.2%
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	0.2%
United States Treasury Note (TIPS), 0.125%, 04/15/16	0.2%
United States Treasury Note (TIPS), 1.875%, 07/15/13	0.1%
Ginnie Mae, 3.000%, 08/01/42	0.1%
Freddie Mac, 1.250%, 10/02/19	0.1%
Fannie Mae, 0.875%, 02/08/18	0.1%
Fannie Mae, 1.625%, 10/26/15	0.1%
Fannie Mae, 5.375%, 07/15/16	0.1%
United States Treasury Note (TIPS), 1.250%, 04/15/14	0.1%
Total	1.3%

Excludes Affiliated and Non-Affiliated Investment Companies.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Market Value
Fixed Income	7.5%
Corporate Bonds 4.7%, Agency/Gov't Related Bonds 1.1%, Treasury Bonds 0.9% and Mortgage Backed Bonds 0.8%.
Consumer Discretionary	8.0%
Consumer Staples	6.7%
Energy	7.6%
Financials	10.5%
Health Care	8.1%
Industrials	10.9%
Information Technology	10.0%
Materials	3.0%
Telecommunication Services	1.8%
Utilities	3.6%
Non-Affiliated Investment Companies & Exchange Traded Funds	17.8%
Cash & Cash Equivalents	4.5%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2013

Balanced Portfolio

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

			Total Return		Average Annual Returns
Share class	Ticker Symbol		YTD	1 Year	3 Years	Since Inception[1]
Class A2, 3	PMPAX	NAV[4]	6.77%	12.54%	9.26%	6.97%
		POP	0.92%	6.39%	7.21%	5.25%
Institutional Class[2]	PWPIX		6.97%	12.79%	9.51%	7.22%
Class C2, 5	PWPCX	NAV[4]	6.39%	11.58%	8.41%	6.15%
		CDSC	5.32%	10.46%
Blended Index[6,7,8,9,11]			5.41%	11.39%	11.13%	8.23%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[10,11]			4.86%	11.30%	10.49%	7.78%
S&P 500 Index[7,11]			13.82%	20.60%	18.45%	12.92%

Total returns for the periods of less than one year have not been annualized.

Total Balanced Portfolio operating expenses, net of fee waivers, reimbursements and acquired fund fees and expenses, are 1.24%, 0.99% and1 .99% for Class A, Institutional Class and Class C, respectively. Total Balanced Portfolio operating expenses, gross of any fee waivers or reimbursements, are 3.26%, 3.01% and 4.01% for Class A, Institutional Class and Class C, respectively. The Adviser has agreed contractually to reimburse a portion of each Fund's expenses until at least December 31, 2015.

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance

June 30, 2013

for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Moderate Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Balanced Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Moderate Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Moderate Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Market Value
U.S. Stocks	38.9%
Foreign Stocks	9.5%
U.S. Bonds	12.8%
Foreign Bonds	0.6%
Non-Affiliated Investment Companies & Exchange Traded Funds	34.9%
Cash & Cash Equivalents	3.3%
Total	100.0%

June 30, 2013

Balanced Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	10.6%
Miller/Howard Income-Equity	6.5%
Parnassus Equity Income	12.6%
Neuberger Berman Socially Responsive	12.8%
Pax World Multi-Cap Equity	1.9%
Small/Mid-Cap
Ariel Small/Mid Value	4.0%
Pax World Small Cap	3.5%
International/World
Pax World International Fund	0.1%
Pax MSCI EAFE ESG Index ETF	4.1%
Portfolio 21 Global Equity	2.2%
Schroder Emerging Markets Equity Fund	2.7%
Sector Specific
Pax World Global Environmental Markets Fund	1.3%
Total Equities	62.3%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	5.0%
CRA Qualified Investment Fund	6.0%
Everence Intermediate Investment Grade Fixed Income	10.5%
TIAA-CREF Social Choice Bond Fund	5.5%
PIMCO Income Fund	5.3%
Inflation-Protected
Pax World Real Return	2.5%
High Yield
Pax World High Yield Bond Fund	2.4%
Total Fixed Income	37.2%
MIXED ASSET
Balanced
Pax World Balanced Fund	0.1%
Total Mixed Asset	0.1%
Other	0.4%
Total	100.0%

June 30, 2013

Top Ten Holdings—Equity

Company	Percent of Net Assets
Procter & Gamble Co., The	0.9%
Danaher Corp.	0.9%
Google, Inc., Class A	0.8%
American Express Co.	0.8%
Target Corp.	0.7%
CVS Caremark Corp.	0.7%
Newell Rubbermaid, Inc.	0.7%
Texas Instruments, Inc.	0.6%
PepsiCo, Inc.	0.6%
Altera Corp.	0.6%
Total	7.3%

Excludes Affiliated and Non-Affiliated Investment Companies.

Top Ten Holdings—Fixed Income

Issuer	Percent of Net Assets
United States Treasury Note (TIPS), 0.500%, 04/15/15	0.7%
United States Treasury Note (TIPS), 1.750%, 01/15/28	0.5%
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	0.4%
Federal Home Loan Bank, 5.000%, 11/17/17	0.3%
United States Treasury Note (TIPS), 1.375%, 01/15/20	0.3%
Freddie Mac, 3.750%, 03/27/19	0.3%
Fannie Mae, 6.625%, 11/15/30	0.3%
Fannie Mae, 0.875%, 02/08/18	0.3%
United States Treasury Note (TIPS), 2.000%, 07/15/14	0.3%
Howard Hughes Medical Institute, 3.450%, 09/01/14	0.3%
Total	3.7%

Excludes Affiliated and Non-Affiliated Investment Companies.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Market Value
Fixed Income	13.4%
Corporate Bonds 5.9%, Agency/Gov't Related Bonds 3.1%, Mortgage Backed Bonds 2.4% and Treasury Bonds 2.0%.
Consumer Discretionary	6.0%
Consumer Staples	5.0%
Energy	4.8%
Financials	7.3%
Health Care	5.3%
Industrials	7.8%
Information Technology	7.0%
Materials	2.1%
Telecommunication Services	1.0%
Utilities	2.1%
Non-Affiliated Investment Companies & Exchange Traded Funds	34.9%
Cash & Cash Equivalents	3.3%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2013

Income Portfolio

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

			Total Return		Average Annual Returns
Share class	Ticker Symbol		YTD	1 Year	3 Years	Since Inception[1]
Class A2, 3	PWMAX	NAV[4]	3.44%	7.41%	7.11%	5.85%
		POP	-1.17%	2.62%	5.49%	4.47%
Institutional Class[2]	PWMIX		3.56%	7.66%	7.34%	6.09%
Class C2, 5	PWMCX	NAV[4]	3.03%	6.59%	6.31%	5.04%
		CDSC	2.00%	5.52%
Blended Index[6,7,8,9,11]			2.04%	6.21%	7.97%	6.75%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[10,11]			1.69%	6.18%	7.24%	6.35%
Barclays U.S. Aggregate Bond Index[7,11]			-2.44%	-0.69%	3.51%	4.52%

Total returns for the periods of less than one year have not been annualized.

Total Income Portfolio operating expenses, net of fee waivers, reimbursements and acquired fund fees and expenses, are 1.14%, 0.89% and 1.89% for Class A, Institutional Class and Class C, respectively. Total Income Portfolio operating expenses, gross of any fee waivers or reimbursements, are 4.56%, 4.31% and 5.31% for Class A, Institutional Class and Class C, respectively. The Adviser has agreed contractually to reimburse a portion of each Fund's expenses until at least December 31, 2015.

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance

June 30, 2013

for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Conservative Funds Index and the Barclays U.S. Aggregate Bond Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Conservative Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Market Value
U.S. Stocks	25.1%
Foreign Stocks	7.7%
U.S. Bonds	21.1%
Foreign Bonds	0.7%
Non-Affiliated Investment Companies & Exchange Traded Funds	42.2%
Cash & Cash Equivalents	3.2%
Total	100.0%

June 30, 2013

Income Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Manager/Strategy	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	6.1%
Miller/Howard Income-Equity	7.3%
Parnassus Equity Income	7.7%
Neuberger Berman Socially Responsive	5.6%
Small/Mid-Cap
Ariel Small/Mid Value	2.2%
Pax World Small Cap	1.3%
International/World
Pax World International Fund	0.1%
Pax MSCI EAFE ESG Index ETF	3.4%
Portfolio 21 Global Equity	1.7%
Schroder Emerging Markets Equity Fund	1.2%
Sector Specific
Pax World Global Environmental Markets Fund	1.3%
Total Equities	37.9%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	8.6%
CRA Qualified Investment Fund	4.0%
Everence Intermediate Investment Grade Fixed Income	21.7%
TIAA-CREF Social Choice Bond Fund	9.6%
PIMCO Income Fund	15.5%
High Yield
Pax World High Yield Bond Fund	1.4%
Total Fixed Income	60.8%
MIXED ASSET
Balanced
Pax World Balanced Fund	0.3%
Total Mixed Asset	0.3%
Other	1.0%
Total	100.0%

June 30, 2013

Top Ten Holdings—Equity

Company	Percent of Net Assets
Kinder Morgan Management LLC	0.6%
Merck & Co., Inc.	0.5%
Procter & Gamble Co., The	0.5%
General Electric Co.	0.5%
Google, Inc., Class A	0.4%
Danaher Corp.	0.4%
CVS Caremark Corp.	0.4%
Spectra Energy Corp.	0.4%
American Express Co.	0.4%
PepsiCo, Inc.	0.4%
Total	4.5%

Excludes Affiliated and Non-Affiliated Investment Companies.

Top Ten Holdings—Fixed Income

Issuer	Percent of Net Assets
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	1.0%
Federal Home Loan Bank, 5.000%, 11/17/17	0.7%
Fannie Mae, 0.875%, 02/08/18	0.6%
Howard Hughes Medical Institute, 3.450%, 09/01/14	0.6%
JP Morgan Chase Commercial Mtg Sec Corp., 4.865%, 03/15/46	0.6%
Freddie Mac, 1.250%, 10/02/19	0.6%
Ginnie Mae, 3.000%, 08/01/42	0.6%
Freddie Mac, 4.000%, 10/01/41	0.5%
Fannie Mae, 5.625%, 07/15/37	0.5%
Egypt Government AID Bonds, 4.450%, 09/15/15	0.5%
Total	6.2%

Excludes Affiliated and Non-Affiliated Investment Companies.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Market Value
Fixed Income	21.8%
Corporate Bonds 9.8%, Agency/Gov't Related Bonds 6.5% and Mortgage Backed Bonds 5.5%.
Consumer Discretionary	3.6%
Consumer Staples	3.1%
Energy	3.6%
Financials	4.9%
Health Care	3.9%
Industrials	5.1%
Information Technology	4.5%
Materials	1.4%
Telecommunication Services	0.9%
Utilities	1.8%
Non-Affiliated Investment Companies & Exchange Traded Funds	42.2%
Cash & Cash Equivalents	3.2%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

June 30, 2013

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the ESG Managers® Growth, Growth and Income, Balanced or Income Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2013 and ending on June 30, 2013.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

June 30, 2013

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

Based on Actual Fund Return	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Annualized Expense Ratio	Expenses Paid During Period[1]
Growth - Class A	$1,000.00	$1,114.60	1.32%	$6.92
Growth - Institutional	1,000.00	1,116.40	1.07%	5.61
Growth - Class C	1,000.00	1,110.50	2.07%	10.83
Growth and Income - Class A	1,000.00	1,095.60	1.13%	5.87
Growth and Income - Institutional	1,000.00	1,096.80	0.88%	4.58
Growth and Income - Class C	1,000.00	1,092.20	1.88%	9.75
Balanced - Class A	1,000.00	1,067.70	1.11%	5.69
Balanced - Institutional	1,000.00	1,069.70	0.86%	4.41
Balanced - Class C	1,000.00	1,063.90	1.86%	9.52
Income - Class A	1,000.00	1,034.40	1.01%	5.09
Income - Institutional	1,000.00	1,035.60	0.76%	3.84
Income - Class C	1,000.00	1,030.30	1.76%	8.86
Based on Hypothetical 5% Return (before expenses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Annualized Expense Ratio	Expenses Paid During Period[1]
Growth - Class A	$1,000.00	$1,018.25	1.32%	$6.61
Growth - Institutional	1,000.00	1,019.49	1.07%	5.36
Growth - Class C	1,000.00	1,014.53	2.07%	10.34
Growth and Income - Class A	1,000.00	1,019.19	1.13%	5.66
Growth and Income - Institutional	1,000.00	1,020.43	0.88%	4.41
Growth and Income - Class C	1,000.00	1,015.47	1.88%	9.39
Balanced - Class A	1,000.00	1,019.29	1.11%	5.56
Balanced - Institutional	1,000.00	1,020.53	0.86%	4.31
Balanced - Class C	1,000.00	1,015.57	1.86%	9.30
Income - Class A	1,000.00	1,019.79	1.01%	5.06
Income - Institutional	1,000.00	1,021.03	0.76%	3.81
Income - Class C	1,000.00	1,016.07	1.76%	8.80

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2013 and ending on June 30, 2013).

June 30, 2013

Schedule of Investments (Unaudited)

ESG Managers® Growth Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 70.5%
Consumer Discretionary: 9.3%
BorgWarner, Inc. (a)	739	$63,665
DeVry, Inc.	535	16,596
DIRECTV (a)	28	1,725
DISH Network Corp., Class A	1,206	51,279
Ford Motor Co.	266	4,115
Gannett Co, Inc.	1,210	29,597
Home Depot, Inc.	575	44,545
International Game Technology	1,315	21,974
International Speedway Corp., Class A	680	21,400
Interpublic Group of Cos., Inc., The	1,825	26,554
Johnson Controls, Inc.	187	6,693
L Brands, Inc.	300	14,775
Madison Square Garden Co., The, Class A (a)	200	11,850
McDonald's Corp.	186	18,414
Meredith Corp.	455	21,704
Michael Kors Holdings, Ltd. (a)	8	496
Mohawk Industries, Inc. (a)	160	17,998
Newell Rubbermaid, Inc.	5,325	139,781
News Corp., Class A (a)	1,882	61,353
NIKE, Inc., Class B	167	10,635
Nordstrom, Inc.	130	7,792
O'Reilly Automotive, Inc. (a)	615	69,261
Royal Caribbean Cruises, Ltd.	510	17,003
Scripps Networks Interactive, Class A	946	63,155
SES SA	667	19,111
Shaw Communications, Inc., Class B	2,250	54,068
Sotheby's	310	11,752
Staples, Inc.	1,069	16,954
Starbucks Corp.	35	2,292
Target Corp.	2,022	139,235
Thomson Reuters Corp. (a)	1,955	63,674
Time Warner Cable, Inc.	477	53,653
Time Warner, Inc.	1,047	60,538
TJX Cos., Inc.	151	7,559
Tractor Supply Co.	65	7,645
Washington Post Co., The, Class B	35	16,932
		1,195,773
Consumer Staples: 8.0%
Coca-Cola Co., The	893	35,818
CVS Caremark Corp.	2,345	134,087
Danone SA	94	7,075
Darling International, Inc. (a)	360	6,718
Estee Lauder Cos, Inc., Class A	5	329
Ingredion, Inc.	21	1,378
Jeronimo Martins SGPS SA	360	7,588
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Staples, continued
JM Smucker Co., The	636	$65,603
Kellogg Co.	641	41,171
Kimberly-Clark Corp.	444	43,130
L'Oreal SA	50	8,219
McCormick & Co., Inc.	1,296	91,187
Mondelez International, Inc., Class A	2,465	70,326
Natura Cosmeticos SA	104	2,223
PepsiCo, Inc.	1,455	119,004
Procter & Gamble Co., The	2,333	179,619
Svenska Cellulosa AB, B Shares	493	12,364
Sysco Corp.	2,440	83,350
Unilever NV (Netherlands)	130	5,117
Unilever NV	2,241	88,094
WD-40 Co.	445	24,244
Whole Foods Market, Inc.	28	1,441
		1,028,085
Energy: 7.0%
Apache Corp.	243	20,371
Baker Hughes, Inc.	62	2,860
BG Group PLC, ADR	5,042	85,512
Bristow Group, Inc.	315	20,576
Cameron International Corp. (a)	1,102	67,398
Cimarex Energy Co.	381	24,761
ConocoPhillips	810	49,005
Contango Oil & Gas Co.	410	13,838
Cosan, Ltd., Class A	288	4,654
Energen Corp.	855	44,682
Ensco PLC, Class A	271	15,751
EQT Corp.	35	2,778
Kinder Morgan Management LLC	690	57,677
LinnCo LLC	356	13,268
Marathon Petroleum Corp.	21	1,492
National Oilwell Varco, Inc.	1,025	70,623
Noble Corp.	866	32,544
Noble Energy, Inc.	1,324	79,493
Occidental Petroleum Corp.	14	1,249
Pembina Pipeline Corp.	275	8,421
Petroleo Brasileiro SA, ADR	445	5,972
Rosetta Resources, Inc. (a)	29	1,233
Royal Dutch Shell PLC, ADR	785	50,083
Sasol Ltd., ADR	18	780
Schlumberger, Ltd.	475	34,039
Seadrill, Ltd.	566	23,059
Spectra Energy Corp.	2,366	81,532
Statoil ASA, ADR	89	1,841
Suncor Energy, Inc.	747	22,029
Targa Resources Corp.	7	450

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Energy, continued
Total SA, ADR	283	$13,782
W&T Offshore, Inc.	1,835	26,222
Williams Cos., Inc., The	881	28,606
		906,581
Financials: 10.5%
American Express Co.	2,358	176,284
American Tower Corp., REIT	40	2,927
Banco Bradesco SA, ADR	648	8,430
Bank of Montreal	241	13,985
Bank of New York Mellon Corp., The	867	24,319
BlackRock, Inc.	9	2,312
Capital One Financial Corp.	423	26,569
CBRE Group, Inc., Class A (a)	830	19,389
Charles Schwab Corp., The	2,440	51,801
City National Corp.	250	15,843
CME Group, Inc.	946	71,877
Digital Realty Trust, Inc., REIT	205	12,505
Discover Financial Services	14	667
First American Financial Corp.	920	20,277
HCP, Inc., REIT	311	14,132
Hospitality Properties Trust, REIT	655	17,213
IntercontinentalExchange, Inc. (a)	598	106,300
Janus Capital Group, Inc.	2,625	22,339
Jones Lang LaSalle, Inc.	316	28,800
JPMorgan Chase & Co.	1,719	90,746
KKR & Co., LP	1,350	26,541
Lazard, Ltd., LP, Class A	2,580	82,947
Loews Corp.	607	26,951
Marsh & McLennan Cos., Inc.	944	37,684
MetLife, Inc.	820	37,523
Morgan Stanley	83	2,028
Omega Healthcare Investors, Inc., REIT	287	8,903
People's United Financial, Inc.	818	12,188
Progressive Corp., The	4,596	116,830
Senior Housing Properties Trust, REIT	281	7,286
State Street Corp.	923	60,189
Toronto-Dominion Bank, The	108	8,674
Travelers Cos., Inc., The	514	41,079
Unibail-Rodamco SE, REIT (France)	17	3,961
Unibail-Rodamco SE, REIT	24	5,590
US Bancorp	1,872	67,673
Wells Fargo & Co.	2,025	83,572
		1,356,334
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 7.6%
Agilent Technologies, Inc.	8	$342
Allergan, Inc.	2	168
Baxter International, Inc.	432	29,925
Becton Dickinson & Co.	881	87,068
Bio-Rad Laboratories, Inc., Class A (a)	147	16,493
Celgene Corp. (a)	8	935
Charles River Laboratories Intl., Inc. (a)	590	24,208
Covidien PLC	1,292	81,189
Eli Lilly & Co.	289	14,196
Express Scripts Holding Co. (a)	22	1,357
Gilead Sciences, Inc. (a)	950	48,650
GlaxoSmithKline PLC, ADR	423	21,137
Hospira, Inc. (a)	665	25,476
Johnson & Johnson	736	63,193
Life Technologies Corp. (a)	115	8,511
Merck & Co., Inc.	1,748	81,195
Novartis AG	231	16,362
Novartis AG, ADR	1,005	71,064
Novo Nordisk A/S, B Shares	166	25,807
Patterson Cos., Inc.	1,135	42,676
Pfizer, Inc.	1,531	42,883
Roche Holding AG	148	36,733
Roche Holding AG, ADR	1,357	83,951
Symmetry Medical, Inc. (a)	1,040	8,757
Teleflex, Inc.	595	46,107
Teva Pharmaceutical Industries, Ltd., ADR	598	23,442
UnitedHealth Group, Inc.	40	2,619
Waters Corp. (a)	94	9,405
WellPoint, Inc.	412	33,718
Novozymes A/S, ADR	599	19,234
Novozymes A/S, B Shares	339	10,858
		977,659
Industrials: 10.6%
3M Co.	888	97,103
ABB, Ltd., ADR (a)	59	1,278
Ameresco, Inc., Class A (a)	719	6,478
Atlas Copco AB, A Shares	346	8,339
Brady Corp., Class A	390	11,985
Canadian Pacific Railway, Ltd. (Canada)	65	7,882
Canadian Pacific Railway, Ltd. (US)	1	121
CH Robinson Worldwide, Inc.	1,800	101,358
Chicago Bridge & Iron Co. NV	10	597
CSX Corp.	61	1,415
Cummins, Inc.	25	2,712
Danaher Corp.	2,987	189,077

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Deere & Co.	104	$8,450
Dun & Bradstreet Corp.	245	23,875
East Japan Railway Co.	45	3,502
Eaton Corp PLC	172	11,319
Emerson Electric Co.	721	39,323
Expeditors Int. of Washington, Inc.	1,560	59,296
FedEx Corp.	43	4,239
Generac Holdings, Inc.	185	6,847
General Electric Co.	3,371	78,173
Herman Miller, Inc.	1,437	38,900
Honeywell International, Inc.	710	56,331
IDEX Corp.	250	13,453
IHS, Inc., Class A (a)	58	6,054
Illinois Tool Works, Inc.	612	42,332
Interface, Inc. (a)	580	9,843
Intertek Group PLC	115	5,112
Iron Mountain, Inc.	2,041	54,311
JB Hunt Transport Services, Inc.	688	49,701
Mitsubishi Electric Corp.	267	2,495
MTR Corp. Ltd.	1,230	4,488
Nordson Corp.	28	1,941
Pall Corp.	686	45,571
Pentair, Ltd.	1,230	70,959
Quanta Services, Inc. (a)	313	8,282
Royal Philips	342	9,323
RR Donnelley & Sons, Co.	893	12,511
Schneider Electric SA	86	6,246
Simpson Manufacturing Co., Inc.	445	13,092
SKF AB, B Shares	307	7,192
Snap-on, Inc.	185	16,535
Stanley Black & Decker, Inc.	107	8,271
Stericycle, Inc. (a)	7	773
Tennant Co.	115	5,551
Timken Co.	31	1,745
Trinity Industries, Inc.	39	1,499
United Parcel Service, Inc., Class B	590	51,023
Verisk Analytics, Inc., Class A (a)	395	23,582
Waste Management, Inc.	2,038	82,193
WW Grainger, Inc.	212	53,462
Xylem, Inc.	226	6,088
		1,372,228
Information Technology: 11.1%
Adobe Systems, Inc. (a)	166	7,563
Altera Corp.	3,978	131,234
Amdocs, Ltd.	20	742
Anixter International, Inc. (a)	320	24,259
ANSYS, Inc. (a)	115	8,407
Apple, Inc.	212	83,969
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Applied Materials, Inc.	6,520	$97,213
Aruba Networks, Inc. (a)	28	430
Autodesk, Inc. (a)	210	7,127
CA, Inc.	505	14,458
Cisco Systems, Inc.	1,010	24,553
Citrix Systems, Inc. (a)	1	60
Cognizant Technology Solutions, Class A (a)	15	939
eBay, Inc. (a)	189	9,775
EMC Corp. (a)	36	850
Ericsson, B Shares	865	9,809
F5 Networks, Inc. (a)	3	206
Facebook, Inc., Class A (a)	39	970
Fair Isaac Corp.	415	19,019
Genpact, Ltd.	73	1,405
Google, Inc., Class A (a)	197	173,434
IBM	218	41,662
Intel Corp.	1,434	34,731
Intuit, Inc.	1,478	90,202
Itron, Inc. (a)	130	5,516
Mastercard, Inc., Class A	173	99,389
Maxim Integrated Products, Inc.	450	12,501
Microchip Technology, Inc.	452	16,837
Microsoft Corp.	875	30,214
Motorola Solutions, Inc.	1,353	78,109
MTS Systems Corp.	125	7,075
National Instruments Corp.	2,091	58,423
NetApp, Inc. (a)	166	6,271
Nuance Communications, Inc. (a)	27	496
Oracle Corp.	39	1,198
Paychex, Inc.	1,290	47,111
Qualcomm, Inc.	780	47,642
SAP AG	75	5,477
Taiwan Semiconductor Manu. Co., Ltd., ADR	498	9,123
TE Connectivity, Ltd.	799	36,386
Teradata Corp. (a)	16	804
Texas Instruments, Inc.	3,876	135,157
Visa, Inc., Class A	7	1,279
Western Union Co., The	1,500	25,665
Xerox Corp	2,687	24,371
		1,432,061
Materials: 2.8%
Air Products & Chemicals, Inc.	348	31,866
Compass Minerals International	660	55,790
Crown Holdings, Inc. (a)	746	30,683
Ecolab, Inc.	608	51,796
EI du Pont de Nemours & Co.	29	1,523

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Growth Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials, continued
International Paper Co.	415	$18,389
Nucor Corp.	1,459	63,204
Potash Corp. of Saskatchewan, Inc.	20	763
Praxair, Inc.	902	103,873
Rio Tinto PLC, ADR	37	1,520
Syngenta AG, ADR	20	1,557
Teijin, Ltd.	434	951
Umicore SA	113	4,692
US Silica Holdings, Inc.	31	644
		367,251
Telecommunication Services: 1.0%
AT&T, Inc.	1,110	39,294
BCE, Inc.	169	6,932
CenturyLink, Inc.	454	16,049
China Mobile, Ltd.	653	6,780
Verizon Communications, Inc.	432	21,747
Vodafone Group PLC, ADR	1,187	34,114
		124,916
Utilities: 2.6%
AGL Resources, Inc.	645	27,645
American Water Works Co., Inc.	696	28,696
CenterPoint Energy, Inc.	35	822
Hyflux, Ltd.	1,041	1,024
ITC Holdings Corp.	72	6,574
MDU Resources Group, Inc.	2,190	56,744
National Fuel Gas Co.	12	695
National Grid PLC, ADR	120	6,800
NiSource, Inc.	766	21,938
Northwest Natural Gas Co.	590	25,063
ONEOK, Inc.	740	30,569
Ormat Technologies, Inc.	288	6,774
Questar Corp.	3,045	72,624
Red Electrica Corp. SA	144	7,918
Sempra Energy	587	47,993
Xcel Energy, Inc.	9	255
		342,134
TOTAL COMMON STOCKS
(Cost $7,374,408)		9,103,022
AFFILIATED INVESTMENT COMPANIES: 18.5%
Pax MSCI EAFE ESG Index ETF	37,688	972,727
Pax World Global Environmental Markets Fund (b)	17,000	183,085
Pax World International Fund (b)	61,134	497,017
Pax World Small Cap Fund (b)	57,206	726,519
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,251,267)		2,379,348
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 5.4%
Schroder Emerging Market Equity Fund (c)	56,338	$693,524
(Cost $727,342)
REPURCHASE AGREEMENT: 2.0%
State Street Repo, 0.010%, Dated: 06/28/13,
Due: 07/01/13, Proceeds: $252,000 (collateralized by
Freddie Mac, 2.000%, due 01/30/23, principal amount
$275,000; market value $257,904; Under the master
netting agreement, upon default the Portfolio would
receive the principal amount of $252,000)
TOTAL REPURCHASE AGREEMENT
(Cost $252,000)	$252,000	252,000
TOTAL INVESTMENTS: 96.4%
(Cost $10,605,017)		12,427,894
OTHER ASSETS AND LIABILITIES—
(Net): 3.6%		459,112
Net Assets: 100.0%		$12,887,006

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

ADR  American Depository Receipt

LP  Limited Partnership

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited)

ESG Managers® Growth and Income Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 62.7%
Consumer Discretionary: 7.4%
BorgWarner, Inc. (a)	506	$43,592
DeVry, Inc.	505	15,665
DIRECTV (a)	88	5,423
DISH Network Corp., Class A	911	38,736
Ford Motor Co.	838	12,964
Gannett Co, Inc.	1,125	27,518
Home Depot, Inc.	450	34,862
International Game Technology	1,220	20,386
International Speedway Corp., Class A	635	19,983
Interpublic Group of Cos., Inc., The	1,665	24,226
Johnson Controls, Inc.	164	5,870
L Brands, Inc.	930	45,803
Madison Square Garden Co., The, Class A (a)	175	10,369
McDonald's Corp.	138	13,662
Meredith Corp.	430	20,511
Michael Kors Holdings, Ltd. (a)	26	1,613
Mohawk Industries, Inc. (a)	135	15,186
Newell Rubbermaid, Inc.	3,611	94,788
News Corp., Class A (a)	1,413	46,064
NIKE, Inc., Class B	147	9,361
Nordstrom, Inc.	135	8,092
O'Reilly Automotive, Inc. (a)	400	45,048
Royal Caribbean Cruises, Ltd.	515	17,170
Scripps Networks Interactive, Class A	611	40,790
SES SA	473	13,552
Shaw Communications, Inc., Class B	2,025	48,661
Sotheby's	305	11,563
Staples, Inc.	2,693	42,711
Starbucks Corp.	111	7,269
Target Corp.	1,588	109,349
Thomson Reuters Corp. (a)	1,765	57,485
Time Warner Cable, Inc.	386	43,417
Time Warner, Inc.	875	50,592
TJX Cos., Inc.	133	6,658
Tractor Supply Co.	57	6,704
Washington Post Co., The, Class B	34	16,448
		1,032,091
Consumer Staples: 6.0%
Coca-Cola Co., The	699	28,037
CVS Caremark Corp.	1,977	113,045
Danone SA	82	6,172
Darling International, Inc. (a)	316	5,897
Estee Lauder Cos, Inc., Class A	17	1,118
Ingredion, Inc.	67	4,397
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Staples, continued
Jeronimo Martins SGPS SA	316	$6,660
JM Smucker Co., The	435	44,870
Kellogg Co.	491	31,537
Kimberly-Clark Corp.	336	32,639
L'Oreal SA	44	7,233
McCormick & Co., Inc.	995	70,008
Mondelez International, Inc., Class A	2,220	63,337
Natura Cosmeticos SA	78	1,667
PepsiCo, Inc.	1,264	103,383
Procter & Gamble Co., The	1,885	145,125
Svenska Cellulosa AB, B Shares	433	10,859
Sysco Corp.	2,094	71,531
Unilever NV (Netherlands)	114	4,488
Unilever NV	1,422	55,899
WD-40 Co.	385	20,975
Whole Foods Market, Inc.	90	4,633
		833,510
Energy: 7.5%
Apache Corp.	183	15,341
Baker Hughes, Inc.	195	8,995
BG Group PLC, ADR	3,277	55,578
Bristow Group, Inc.	295	19,269
Cameron International Corp. (a)	703	42,995
Cimarex Energy Co.	238	15,468
ConocoPhillips	634	38,357
Contango Oil & Gas Co.	395	13,331
Cosan, Ltd., Class A	253	4,088
Energen Corp.	730	38,150
Ensco PLC, Class A	723	42,021
EQT Corp.	110	8,731
Kinder Morgan Management LLC	1,709	142,855
LinnCo LLC	881	32,835
Marathon Petroleum Corp.	65	4,619
National Oilwell Varco, Inc.	920	63,388
Noble Corp.	677	25,442
Noble Energy, Inc.	915	54,937
Occidental Petroleum Corp.	46	4,105
Pembina Pipeline Corp.	682	20,883
Petroleo Brasileiro SA, ADR	320	4,294
Rosetta Resources, Inc. (a)	90	3,827
Royal Dutch Shell PLC, ADR	606	38,663
Sasol Ltd., ADR	56	2,425
Schlumberger, Ltd.	367	26,299
Seadrill, Ltd.	1,402	57,117
Spectra Energy Corp.	3,132	107,929
Statoil ASA, ADR	281	5,814
Suncor Energy, Inc.	572	16,868

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Growth and Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Energy, continued
Targa Resources Corp.	21	$1,351
Total SA, ADR	701	34,139
W&T Offshore, Inc.	1,720	24,579
Williams Cos., Inc., The	2,181	70,817
		1,045,510
Financials: 9.0%
American Express Co.	1,667	124,626
American Tower Corp., REIT	125	9,146
Banco Bradesco SA, ADR	569	7,403
Bank of Montreal	614	35,630
Bank of New York Mellon Corp., The	815	22,861
BlackRock, Inc.	29	7,449
Capital One Financial Corp.	335	21,041
CBRE Group, Inc., Class A (a)	770	17,987
Charles Schwab Corp., The	2,328	49,423
City National Corp.	235	14,892
CME Group, Inc.	1,016	77,196
Digital Realty Trust, Inc., REIT	506	30,866
Discover Financial Services	44	2,096
First American Financial Corp.	870	19,175
HCP, Inc., REIT	769	34,943
Hospitality Properties Trust, REIT	1,639	43,073
IntercontinentalExchange, Inc. (a)	405	71,993
Janus Capital Group, Inc.	2,290	19,488
Jones Lang LaSalle, Inc.	301	27,433
JPMorgan Chase & Co.	1,422	75,067
KKR & Co., LP	1,230	24,182
Lazard, Ltd., LP, Class A	1,918	61,664
Loews Corp.	476	21,134
Marsh & McLennan Cos., Inc.	727	29,022
MetLife, Inc.	653	29,881
Morgan Stanley	263	6,425
Omega Healthcare Investors, Inc., REIT	711	22,055
People's United Financial, Inc.	2,084	31,052
Progressive Corp., The	3,116	79,209
Senior Housing Properties Trust, REIT	696	18,047
State Street Corp.	763	49,755
Toronto-Dominion Bank, The	95	7,630
Travelers Cos., Inc., The	406	32,448
Unibail-Rodamco SE, REIT (France)	13	3,029
Unibail-Rodamco SE, REIT	22	5,124
US Bancorp	1,440	52,056
Wells Fargo & Co.	1,578	65,124
		1,249,625
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 7.3%
Agilent Technologies, Inc.	24	$1,026
Allergan, Inc.	6	505
Baxter International, Inc.	747	51,745
Becton Dickinson & Co.	667	65,920
Bio-Rad Laboratories, Inc., Class A (a)	135	15,147
Celgene Corp. (a)	24	2,806
Charles River Laboratories Intl., Inc. (a)	575	23,592
Covidien PLC	876	55,048
Eli Lilly & Co.	716	35,170
Express Scripts Holding Co. (a)	70	4,318
Gilead Sciences, Inc. (a)	810	41,480
GlaxoSmithKline PLC, ADR	1,047	52,319
Hospira, Inc. (a)	615	23,561
Johnson & Johnson	1,047	89,895
Life Technologies Corp. (a)	101	7,475
Merck & Co., Inc.	2,692	125,044
Novartis AG	202	14,308
Novartis AG, ADR	862	60,952
Novo Nordisk A/S, B Shares	146	22,698
Novozymes A/S, ADR	403	12,940
Novozymes A/S, B Shares	297	9,513
Patterson Cos., Inc.	1,060	39,856
Pfizer, Inc.	2,123	59,465
Roche Holding AG	136	33,755
Roche Holding AG, ADR	864	53,451
Symmetry Medical, Inc. (a)	1,020	8,588
Teleflex, Inc.	520	40,295
Teva Pharmaceutical Industries, Ltd., ADR	474	18,581
UnitedHealth Group, Inc.	125	8,185
Waters Corp. (a)	82	8,204
WellPoint, Inc.	323	26,434
		1,012,276
Industrials: 8.7%
3M Co.	584	63,860
ABB, Ltd., ADR (a)	187	4,050
Ameresco, Inc., Class A (a)	631	5,685
Atlas Copco AB, A Shares	304	7,327
Brady Corp., Class A	365	11,216
Canadian Pacific Railway, Ltd. (Canada)	57	6,912
Canadian Pacific Railway, Ltd. (US)	5	607
CH Robinson Worldwide, Inc.	1,620	91,222
Chicago Bridge & Iron Co. NV	31	1,849
CSX Corp.	193	4,476
Cummins, Inc.	79	8,568
Danaher Corp.	1,984	125,587

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Growth and Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Deere & Co.	136	$11,050
Dun & Bradstreet Corp.	228	22,219
East Japan Railway Co.	66	5,137
Eaton Corp PLC	207	13,623
Emerson Electric Co.	630	34,360
Expeditors Int. of Washington, Inc.	1,435	54,544
FedEx Corp.	38	3,746
Generac Holdings, Inc.	163	6,033
General Electric Co.	5,124	118,826
Herman Miller, Inc.	951	25,744
Honeywell International, Inc.	539	42,764
IDEX Corp.	250	13,453
IHS, Inc., Class A (a)	51	5,323
Illinois Tool Works, Inc.	476	32,925
Interface, Inc. (a)	565	9,588
Intertek Group PLC	101	4,490
Iron Mountain, Inc.	1,883	50,107
JB Hunt Transport Services, Inc.	428	30,919
Mitsubishi Electric Corp.	350	3,270
MTR Corp. Ltd.	710	2,591
Nordson Corp.	88	6,099
Pall Corp.	423	28,100
Pentair, Ltd.	1,149	66,286
Quanta Services, Inc. (a)	349	9,235
Royal Philips	300	8,178
RR Donnelley & Sons, Co.	2,211	30,976
Schneider Electric SA	76	5,520
Simpson Manufacturing Co., Inc.	415	12,209
SKF AB, B Shares	270	6,325
Snap-on, Inc.	170	15,195
Stanley Black & Decker, Inc.	92	7,112
Stericycle, Inc. (a)	23	2,540
Tennant Co.	101	4,875
Timken Co.	97	5,459
Trinity Industries, Inc.	125	4,805
United Parcel Service, Inc., Class B	505	43,672
Verisk Analytics, Inc., Class A (a)	340	20,298
Waste Management, Inc.	1,814	73,159
WW Grainger, Inc.	135	34,044
Xylem, Inc.	318	8,567
		1,214,725
Information Technology: 9.7%
Adobe Systems, Inc. (a)	146	6,652
Altera Corp.	2,521	83,168
Amdocs, Ltd.	62	2,300
Anixter International, Inc. (a)	280	21,227
ANSYS, Inc. (a)	101	7,383
Apple, Inc.	215	85,156
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Applied Materials, Inc.	5,995	$89,384
Aruba Networks, Inc. (a)	88	1,352
Autodesk, Inc. (a)	185	6,279
CA, Inc.	1,251	35,816
Cisco Systems, Inc.	2,531	61,529
Citrix Systems, Inc. (a)	3	181
Cognizant Technology Solutions, Class A (a)	49	3,068
eBay, Inc. (a)	172	8,896
EMC Corp. (a)	114	2,693
Ericsson, B Shares	759	8,607
F5 Networks, Inc. (a)	11	757
Facebook, Inc., Class A (a)	123	3,058
Fair Isaac Corp.	390	17,874
Genpact, Ltd.	230	4,425
Google, Inc., Class A (a)	154	135,576
IBM	187	35,738
Intel Corp.	3,673	88,959
Intuit, Inc.	1,065	64,997
Itron, Inc. (a)	114	4,837
Mastercard, Inc., Class A	133	76,409
Maxim Integrated Products, Inc.	1,115	30,975
Microchip Technology, Inc.	1,120	41,720
Microsoft Corp.	704	24,309
Motorola Solutions, Inc.	1,120	64,658
MTS Systems Corp.	125	7,075
National Instruments Corp.	1,346	37,607
NetApp, Inc. (a)	146	5,516
Nuance Communications, Inc. (a)	84	1,544
Oracle Corp.	122	3,748
Paychex, Inc.	1,185	43,276
Qualcomm, Inc.	749	45,749
SAP AG	66	4,820
Taiwan Semiconductor Manu. Co., Ltd., ADR	587	10,754
TE Connectivity, Ltd.	619	28,189
Teradata Corp. (a)	52	2,612
Texas Instruments, Inc.	2,451	85,465
Visa, Inc., Class A	24	4,386
Western Union Co., The	1,415	24,211
Xerox Corp	2,208	20,027
		1,342,962
Materials: 2.4%
Air Products & Chemicals, Inc.	265	24,266
Compass Minerals International	590	49,873
Crown Holdings, Inc. (a)	575	23,650
Ecolab, Inc.	417	35,524
EI du Pont de Nemours & Co.	91	4,778
International Paper Co.	1,027	45,506

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Growth and Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials, continued
Nucor Corp.	1,069	$46,309
Potash Corp. of Saskatchewan, Inc.	64	2,440
Praxair, Inc.	706	81,304
Rio Tinto PLC, ADR	118	4,847
Syngenta AG, ADR	62	4,827
Teijin, Ltd.	700	1,533
Umicore SA	99	4,111
US Silica Holdings, Inc.	99	2,057
		331,025
Telecommunication Services: 1.4%
AT&T, Inc.	1,724	61,030
BCE, Inc.	419	17,187
CenturyLink, Inc.	351	12,408
China Mobile, Ltd.	564	5,856
Verizon Communications, Inc.	335	16,864
Vodafone Group PLC, ADR	2,670	76,735
		190,080
Utilities: 3.3%
AGL Resources, Inc.	580	24,859
American Water Works Co., Inc.	1,724	71,081
CenterPoint Energy, Inc.	111	2,607
Hyflux, Ltd.	1,315	1,294
ITC Holdings Corp.	63	5,752
MDU Resources Group, Inc.	1,970	51,043
National Fuel Gas Co.	37	2,144
National Grid PLC, ADR	302	17,114
NiSource, Inc.	2,123	60,803
Northwest Natural Gas Co.	540	22,939
ONEOK, Inc.	1,881	77,704
Ormat Technologies, Inc.	253	5,951
Questar Corp.	2,732	65,158
Red Electrica Corp. SA	127	6,983
Sempra Energy	471	38,509
Xcel Energy, Inc.	29	822
		454,763
TOTAL COMMON STOCKS
(Cost $7,165,067)		8,706,567
AFFILIATED INVESTMENT COMPANIES: 16.2%
Pax MSCI EAFE ESG Index ETF	29,348	757,472
Pax World Balanced Fund (b)	211	5,258
Pax World Global Environmental Markets Fund (b)	24,937	268,567
Pax World High Yield Bond Fund (b)	61,387	452,419
Pax World International Fund (b)	25,007	203,306
Pax World Small Cap Fund (b)	44,815	569,152
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,155,111)		2,256,174
Percent of Net Assets Name of Issuer and Title of Issuer	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 12.8%
Access Capital Community Investment Fund (b)	17,564	$163,165
CRA Qualified Investment Fund (b)	3,732	39,968
PIMCO Income Fund (b)	57,574	702,981
Schroder Emerging Market Equity Fund (c)	48,526	597,357
TIAA-CREF Social Choice Bond Fund (b)	29,094	283,377
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $1,881,871)		1,786,848
BONDS: 4.3%
CORPORATE BONDS: 1.6%
Consumer Discretionary: 0.1%
Advance Auto Parts, Inc., 4.500%, 01/15/22	$3,000	2,923
BorgWarner, Inc., 5.750%, 11/01/16	6,000	6,718
Ethan Allen Global, Inc., 5.375%, 10/01/15	3,000	3,120
Interpublic Group of Cos., Inc., The, 10.000%, 07/15/17	5,000	5,276
		18,037
Energy: 0.1%
ConocoPhillips Holding Co., 6.950%, 04/15/29	5,000	6,385
MidAmerican Energy Co., 6.750%, 12/30/31	6,000	7,541
Newfield Exploration Co., 7.125%, 05/15/18	3,000	3,120
		17,046
Financials: 0.8%
Bank of America Corp., 5.650%, 05/01/18	5,000	5,561
Citigroup, Inc., 6.125%, 11/21/17	5,000	5,688
ERP Operating, LP, 7.125%, 10/15/17	5,000	5,804
Federal Realty Investment Trust, REIT, 5.650%, 06/01/16	3,000	3,342
Fidelity National Financial, Inc., 5.500%, 09/01/22	3,000	3,185
Ford Motor Credit Co., LLC, 7.000%, 04/15/15	5,000	5,433
GATX Corp. 2008-2 Pass Through Trust, 9.000%, 11/15/13	4,647	4,786

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Growth and Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Financials, continued
International Finance Corp., 2.250%, 04/28/14	$10,000	$10,155
International Finance Corp., 0.500%, 05/16/16	10,000	9,939
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	25,000	25,173
JPMorgan Chase & Co., 4.625%, 05/10/21	5,000	5,294
Kemper Corp., 6.000%, 11/30/15	3,000	3,263
Progressive Corp., The, 6.700%, 06/15/37	5,000	5,438
ProLogis, LP, 6.125%, 12/01/16	10,000	11,276
State Street Corp., 7.350%, 06/15/26	10,000	13,212
Wells Fargo & Co., 3.500%, 03/08/22	3,000	3,040
Willis North America, Inc., 5.625%, 07/15/15	10,000	10,736
		131,325
Health Care: 0.1%
DENTSPLY International, Inc., 2.750%, 08/15/16	4,000	4,110
Howard Hughes Medical Institute, 3.450%, 09/01/14	10,000	10,334
McKesson Corp., 6.000%, 03/01/41	4,000	4,695
		19,139
Industrials: 0.2%
Dun & Bradstreet Corp., 4.375%, 12/01/22	5,000	4,839
Kennametal, Inc., 2.650%, 11/01/19	5,000	4,855
Owens Corning, 6.500%, 12/01/16	2,000	2,234
Owens Corning, 4.200%, 12/15/22	5,000	4,855
Verisk Analytics, Inc., 5.800%, 05/01/21	5,000	5,528
		22,311
Information Technology: 0.1%
KLA-Tencor Corp., 6.900%, 05/01/18	6,000	6,992
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Materials: 0.1%
Carpenter Technology Corp., 4.450%, 03/01/23	$2,000	$1,953
Domtar Corp., 9.500%, 08/01/16	5,000	5,915
Reliance Steel & Aluminum Co., 4.500%, 04/15/23	5,000	4,751
		12,619
Telecommunication Services: 0.0%
Frontier Communications Corp., 7.125%, 03/15/19	3,000	3,173
Utilities: 0.1%
American Water Capital Corp., 6.085%, 10/15/17	7,000	8,082
TOTAL CORPORATE BONDS
(Cost $227,123)		238,724
U.S. GOVERNMENT AGENCY BONDS: 0.7%
Freddie Mac (Agency): 0.2%
1.750%, 05/30/19	10,000	9,858
1.250%, 10/02/19	16,000	15,181
2.375%, 01/13/22	4,000	3,895
		28,934
Fannie Mae (Agency): 0.5%
1.625%, 10/26/15	14,000	14,355
5.375%, 07/15/16	12,000	13,661
0.875%, 02/08/18	15,000	14,580
6.625%, 11/15/30	8,000	10,887
5.625%, 07/15/37	10,000	12,448
		65,931
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $97,125)		94,865
GOVERNMENT BONDS: 0.2%
4.450%, 09/15/15	10,000	10,859
1.800%, 08/01/14	10,000	10,171
TOTAL GOVERNMENT BONDS
(Cost $20,524)		21,030

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Growth and Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
U.S. TREASURY NOTES: 0.9%
1.875%, 07/15/13 (TIPS)	$18,992	$19,020
1.250%, 04/15/14 (TIPS)	13,185	13,374
1.625%, 01/15/15 (TIPS)	3,653	3,801
0.500%, 04/15/15 (TIPS)	3,219	3,301
0.125%, 04/15/16 (TIPS)	22,124	22,706
1.375%, 07/15/18 (TIPS)	6,470	7,073
1.375%, 01/15/20 (TIPS)	8,603	9,383
2.375%, 01/15/25 (TIPS)	3,701	4,416
1.750%, 01/15/28 (TIPS)	27,750	31,149
3.375%, 04/15/32 (TIPS)	6,550	9,221
TOTAL U.S. TREASURY NOTES
(Cost $116,752)		123,444
MORTGAGE-BACKED SECURITIES: 0.9%
Ginnie Mae (Mortgage Backed): 0.1%
3.000%, 08/01/42	17,533	17,160
Freddie Mac (Mortgage Backed): 0.4%
2.500%, 10/01/27	8,895	8,960
5.000%, 06/01/39	10,296	10,991
4.500%, 07/01/39	7,086	7,463
4.500%, 11/01/39	6,110	6,435
4.500%, 09/01/40	8,367	8,821
4.000%, 10/01/41	6,739	7,026
		49,696
Fannie Mae (Mortgage Backed): 0.3%
2.190%, 01/01/23	10,000	9,427
4.000%, 03/01/26	8,452	8,928
4.000%, 01/01/41	5,214	5,436
3.500%, 02/01/41	6,463	6,571
4.000%, 12/01/41	6,067	6,331
		36,693
Commercial Mortgage-Backed: 0.1%
Ally Auto Receivables Trust, 1.110%, 01/15/15	1,415	1,416
Ally Auto Receivables Trust, 0.970%, 08/17/15	2,436	2,440
Hyundai Auto Receivables Trust 2009-A, 3.150%, 03/15/16	6,249	6,299
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
JP Morgan Chase Commercial Mtg Sec Corp., 4.865%, 03/15/46	$10,000	$10,139
		20,294
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $125,036)		123,843
TOTAL BONDS
(Cost $586,560)		601,906
REPURCHASE AGREEMENT: 1.6%
State Street Repo, 0.010%, Dated: 06/28/13,
Due: 07/01/13, Proceeds: $221,000 (collateralized by
Freddie Mac, 2.000%, due 01/30/23, principal amount
$245,000; market value $229,769; Under the master
netting agreement, upon default the Portfolio would
receive the principal amount of $221,000)
TOTAL REPURCHASE AGREEMENT
(Cost $221,000)	221,000	221,000
TOTAL INVESTMENTS: 97.6%
(Cost $12,009,609)		13,572,495
OTHER ASSETS AND LIABILITIES—
(Net): 2.4%		338,236
Net Assets: 100.0%		$13,910,731

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

ADR  American Depository Receipt

LP  Limited Partnership

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited)

ESG Managers® Balanced Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 48.3%
Consumer Discretionary: 6.2%
BorgWarner, Inc. (a)	615	$52,982
DeVry, Inc.	555	17,216
DIRECTV (a)	67	4,129
DISH Network Corp., Class A	973	41,372
Ford Motor Co.	639	9,885
Gannett Co, Inc.	1,130	27,640
Home Depot, Inc.	458	35,481
International Game Technology	1,235	20,637
International Speedway Corp., Class A	640	20,141
Interpublic Group of Cos., Inc., The	1,690	24,590
Johnson Controls, Inc.	143	5,118
L Brands, Inc.	550	27,088
Madison Square Garden Co., The, Class A (a)	185	10,961
McDonald's Corp.	156	15,444
Meredith Corp.	450	21,465
Michael Kors Holdings, Ltd. (a)	19	1,178
Mohawk Industries, Inc. (a)	155	17,436
Newell Rubbermaid, Inc.	4,269	112,061
News Corp., Class A (a)	1,535	50,041
NIKE, Inc., Class B	114	7,260
Nordstrom, Inc.	130	7,792
O'Reilly Automotive, Inc. (a)	502	56,535
Royal Caribbean Cruises, Ltd.	535	17,837
Scripps Networks Interactive, Class A	727	48,535
SES SA	587	16,818
Shaw Communications, Inc., Class B	1,985	47,700
Sotheby's	320	12,131
Staples, Inc.	1,591	25,233
Starbucks Corp.	84	5,501
Target Corp.	1,663	114,514
Thomson Reuters Corp. (a)	1,730	56,346
Time Warner Cable, Inc.	398	44,767
Time Warner, Inc.	900	52,038
TJX Cos., Inc.	103	5,156
Tractor Supply Co.	44	5,175
Washington Post Co., The, Class B	31	14,997
		1,053,200
Consumer Staples: 5.1%
Coca-Cola Co., The	736	29,521
CVS Caremark Corp.	1,973	112,816
Danone SA	64	4,817
Darling International, Inc. (a)	246	4,590
Estee Lauder Cos, Inc., Class A	13	855
Ingredion, Inc.	51	3,347
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Staples, continued
Jeronimo Martins SGPS SA	246	$5,185
JM Smucker Co., The	505	52,091
Kellogg Co.	533	34,235
Kimberly-Clark Corp.	354	34,388
L'Oreal SA	34	5,589
McCormick & Co., Inc.	1,083	76,200
Mondelez International, Inc., Class A	2,175	62,053
Natura Cosmeticos SA	85	1,817
PepsiCo, Inc.	1,255	102,646
Procter & Gamble Co., The	1,971	151,747
Svenska Cellulosa AB, B Shares	336	8,426
Sysco Corp.	2,053	70,130
Unilever NV (Netherlands)	89	3,503
Unilever NV	1,748	68,714
WD-40 Co.	370	20,158
Whole Foods Market, Inc.	68	3,501
		856,329
Energy: 5.3%
Apache Corp.	204	17,101
Baker Hughes, Inc.	149	6,873
BG Group PLC, ADR	3,855	65,381
Bristow Group, Inc.	310	20,249
Cameron International Corp. (a)	846	51,741
Cimarex Energy Co.	296	19,237
ConocoPhillips	660	39,930
Contango Oil & Gas Co.	400	13,500
Cosan, Ltd., Class A	197	3,184
Energen Corp.	735	38,411
Ensco PLC, Class A	455	26,445
EQT Corp.	84	6,667
Kinder Morgan Management LLC	1,010	84,427
LinnCo LLC	521	19,418
Marathon Petroleum Corp.	50	3,553
National Oilwell Varco, Inc.	905	62,355
Noble Corp.	714	26,832
Noble Energy, Inc.	1,078	64,723
Occidental Petroleum Corp.	35	3,123
Pembina Pipeline Corp.	403	12,340
Petroleo Brasileiro SA, ADR	334	4,482
Rosetta Resources, Inc. (a)	69	2,934
Royal Dutch Shell PLC, ADR	643	41,023
Sasol Ltd., ADR	43	1,862
Schlumberger, Ltd.	385	27,589
Seadrill, Ltd.	829	33,773
Spectra Energy Corp.	2,418	83,324
Statoil ASA, ADR	214	4,428
Suncor Energy, Inc.	615	18,136

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Balanced Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Energy, continued
Targa Resources Corp.	16	$1,029
Total SA, ADR	414	20,162
W&T Offshore, Inc.	1,790	25,579
Williams Cos., Inc., The	1,289	41,854
		891,665
Financials: 7.1%
American Express Co.	1,867	139,576
American Tower Corp., REIT	95	6,951
Banco Bradesco SA, ADR	443	5,763
Bank of Montreal	363	21,065
Bank of New York Mellon Corp., The	791	22,188
BlackRock, Inc.	22	5,651
Capital One Financial Corp.	349	21,921
CBRE Group, Inc., Class A (a)	805	18,805
Charles Schwab Corp., The	2,273	48,256
City National Corp.	235	14,892
CME Group, Inc.	890	67,622
Digital Realty Trust, Inc., REIT	299	18,239
Discover Financial Services	34	1,620
First American Financial Corp.	880	19,395
HCP, Inc., REIT	455	20,675
Hospitality Properties Trust, REIT	982	25,807
IntercontinentalExchange, Inc. (a)	467	83,014
Janus Capital Group, Inc.	2,620	22,296
Jones Lang LaSalle, Inc.	284	25,884
JPMorgan Chase & Co.	1,453	76,704
KKR & Co., LP	1,260	24,772
Lazard, Ltd., LP, Class A	2,167	69,669
Loews Corp.	502	22,289
Marsh & McLennan Cos., Inc.	763	30,459
MetLife, Inc.	634	29,012
Morgan Stanley	201	4,910
Omega Healthcare Investors, Inc., REIT	420	13,028
People's United Financial, Inc.	1,232	18,357
Progressive Corp., The	3,662	93,088
Senior Housing Properties Trust, REIT	412	10,683
State Street Corp.	780	50,864
Toronto-Dominion Bank, The	74	5,944
Travelers Cos., Inc., The	419	33,486
Unibail-Rodamco SE, REIT (France)	14	3,262
Unibail-Rodamco SE, REIT	17	3,959
US Bancorp	1,565	56,575
Wells Fargo & Co.	1,658	68,426
		1,205,107
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 5.3%
Agilent Technologies, Inc.	19	$812
Allergan, Inc.	5	421
Baxter International, Inc.	475	32,903
Becton Dickinson & Co.	756	74,715
Bio-Rad Laboratories, Inc., Class A (a)	140	15,708
Celgene Corp. (a)	19	2,221
Charles River Laboratories Intl., Inc. (a)	585	24,003
Covidien PLC	1,029	64,662
Eli Lilly & Co.	423	20,778
Express Scripts Holding Co. (a)	54	3,331
Gilead Sciences, Inc. (a)	820	41,992
GlaxoSmithKline PLC, ADR	619	30,931
Hospira, Inc. (a)	650	24,902
Johnson & Johnson	783	67,229
Life Technologies Corp. (a)	79	5,847
Merck & Co., Inc.	1,944	90,300
Novartis AG	157	11,120
Novartis AG, ADR	852	60,245
Novo Nordisk A/S, B Shares	113	17,567
Novozymes A/S, ADR	449	14,417
Novozymes A/S, B Shares	231	7,399
Patterson Cos., Inc.	1,000	37,600
Pfizer, Inc.	1,594	44,648
Roche Holding AG	105	26,061
Roche Holding AG, ADR	1,042	64,463
Symmetry Medical, Inc. (a)	1,085	9,136
Teleflex, Inc.	525	40,682
Teva Pharmaceutical Industries, Ltd., ADR	502	19,678
UnitedHealth Group, Inc.	95	6,221
Waters Corp. (a)	64	6,403
WellPoint, Inc.	336	27,498
		893,893
Industrials: 7.0%
3M Co.	698	76,326
ABB, Ltd., ADR (a)	143	3,097
Ameresco, Inc., Class A (a)	491	4,424
Atlas Copco AB, A Shares	236	5,688
Brady Corp., Class A	380	11,677
Canadian Pacific Railway, Ltd. (Canada)	44	5,335
Canadian Pacific Railway, Ltd. (US)	3	364
CH Robinson Worldwide, Inc.	1,590	89,534
Chicago Bridge & Iron Co. NV	23	1,372
CSX Corp.	147	3,409
Cummins, Inc.	60	6,508
Danaher Corp.	2,351	148,819

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Balanced Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Deere & Co.	104	$8,450
Dun & Bradstreet Corp.	230	22,414
East Japan Railway Co.	56	4,359
Eaton Corp PLC	159	10,464
Emerson Electric Co.	656	35,778
Expeditors Int. of Washington, Inc.	1,405	53,404
FedEx Corp.	30	2,957
Generac Holdings, Inc.	127	4,700
General Electric Co.	3,748	86,916
Herman Miller, Inc.	1,083	29,317
Honeywell International, Inc.	596	47,287
IDEX Corp.	245	13,183
IHS, Inc., Class A (a)	39	4,071
Illinois Tool Works, Inc.	499	34,516
Interface, Inc. (a)	525	8,909
Intertek Group PLC	79	3,512
Iron Mountain, Inc.	1,777	47,286
JB Hunt Transport Services, Inc.	536	38,721
Mitsubishi Electric Corp.	283	2,644
MTR Corp. Ltd.	638	2,328
Nordson Corp.	67	4,644
Pall Corp.	543	36,071
Pentair, Ltd.	1,089	62,824
Quanta Services, Inc. (a)	270	7,144
Royal Philips	234	6,379
RR Donnelley & Sons, Co.	1,307	18,311
Schneider Electric SA	59	4,285
Simpson Manufacturing Co., Inc.	430	12,651
SKF AB, B Shares	210	4,920
Snap-on, Inc.	175	15,642
Stanley Black & Decker, Inc.	97	7,498
Stericycle, Inc. (a)	17	1,877
Tennant Co.	79	3,813
Timken Co.	74	4,165
Trinity Industries, Inc.	95	3,652
United Parcel Service, Inc., Class B	505	43,672
Verisk Analytics, Inc., Class A (a)	325	19,403
Waste Management, Inc.	1,702	68,642
WW Grainger, Inc.	165	41,610
Xylem, Inc.	245	6,600
		1,191,572
Information Technology: 7.5%
Adobe Systems, Inc. (a)	113	5,148
Altera Corp.	3,094	102,071
Amdocs, Ltd.	47	1,743
Anixter International, Inc. (a)	300	22,743
ANSYS, Inc. (a)	79	5,775
Apple, Inc.	200	79,216
Applied Materials, Inc.	5,745	85,658
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Aruba Networks, Inc. (a)	67	$1,029
Autodesk, Inc. (a)	144	4,887
CA, Inc.	740	21,186
Cisco Systems, Inc.	1,621	39,407
Citrix Systems, Inc. (a)	2	121
Cognizant Technology Solutions, Class A (a)	37	2,317
eBay, Inc. (a)	134	6,930
EMC Corp. (a)	87	2,055
Ericsson, B Shares	590	6,690
F5 Networks, Inc. (a)	8	550
Facebook, Inc., Class A (a)	94	2,337
Fair Isaac Corp.	405	18,561
Genpact, Ltd.	176	3,386
Google, Inc., Class A (a)	159	139,979
IBM	192	36,693
Intel Corp.	2,187	52,969
Intuit, Inc.	1,233	75,250
Itron, Inc. (a)	89	3,776
Mastercard, Inc., Class A	143	82,154
Maxim Integrated Products, Inc.	659	18,307
Microchip Technology, Inc.	662	24,660
Microsoft Corp.	714	24,654
Motorola Solutions, Inc.	1,136	65,581
MTS Systems Corp.	130	7,358
National Instruments Corp.	1,602	44,760
NetApp, Inc. (a)	113	4,269
Nuance Communications, Inc. (a)	64	1,176
Oracle Corp.	93	2,857
Paychex, Inc.	1,135	41,450
Qualcomm, Inc.	704	43,000
SAP AG	51	3,724
Taiwan Semiconductor Manu. Co., Ltd., ADR	453	8,299
TE Connectivity, Ltd.	645	29,373
Teradata Corp. (a)	39	1,959
Texas Instruments, Inc.	3,019	105,273
Visa, Inc., Class A	18	3,290
Western Union Co., The	1,430	24,467
Xerox Corp	2,330	21,133
		1,278,221
Materials: 1.9%
Air Products & Chemicals, Inc.	273	24,999
Compass Minerals International	570	48,182
Crown Holdings, Inc. (a)	607	24,966
Ecolab, Inc.	473	40,295
EI du Pont de Nemours & Co.	70	3,675
International Paper Co.	607	26,896
Nucor Corp.	1,167	50,555

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Balanced Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials, continued
Potash Corp. of Saskatchewan, Inc.	49	$1,868
Praxair, Inc.	729	83,953
Rio Tinto PLC, ADR	90	3,697
Syngenta AG, ADR	47	3,659
Teijin, Ltd.	565	1,238
Umicore SA	77	3,197
US Silica Holdings, Inc.	75	1,559
		318,739
Telecommunication Services: 0.8%
AT&T, Inc.	1,257	44,498
BCE, Inc.	255	10,460
CenturyLink, Inc.	370	13,080
China Mobile, Ltd.	469	4,869
Verizon Communications, Inc.	350	17,619
Vodafone Group PLC, ADR	1,641	47,163
		137,689
Utilities: 2.1%
AGL Resources, Inc.	590	25,287
American Water Works Co., Inc.	1,019	42,013
CenterPoint Energy, Inc.	85	1,997
Hyflux, Ltd.	1,230	1,210
ITC Holdings Corp.	49	4,474
MDU Resources Group, Inc.	1,935	50,136
National Fuel Gas Co.	29	1,681
National Grid PLC, ADR	184	10,427
NiSource, Inc.	1,258	36,029
Northwest Natural Gas Co.	510	21,665
ONEOK, Inc.	1,150	47,507
Ormat Technologies, Inc.	197	4,633
Questar Corp.	2,620	62,487
Red Electrica Corp. SA	98	5,389
Sempra Energy	475	38,836
Xcel Energy, Inc.	22	623
		354,394
TOTAL COMMON STOCKS
(Cost $6,576,679)		8,180,809
AFFILIATED INVESTMENT COMPANIES: 11.6%
Pax MSCI EAFE ESG Index ETF	26,714	689,488
Pax World Balanced Fund (b)	563	14,005
Pax World Global Environmental Markets Fund (b)	20,819	224,225
Pax World High Yield Bond Fund (b)	56,611	417,226
Pax World International Fund (b)	1,657	13,469
Pax World Small Cap Fund (b)	47,021	597,163
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $1,838,893)		1,955,576
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 24.4%
Access Capital Community Investment Fund (b)	90,973	$845,143
CRA Qualified Investment Fund (b)	94,731	1,014,573
PIMCO Income Fund (b)	73,083	892,343
TIAA-CREF Social Choice Bond Fund (b)	94,984	925,139
Schroder Emerging Market Equity Fund (c)	37,563	462,395
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $4,292,766)		4,139,593
BONDS: 12.5%
CORPORATE BONDS: 4.9%
Consumer Discretionary: 0.3%
Advance Auto Parts, Inc., 4.500%, 01/15/22	$10,000	9,742
BorgWarner, Inc., 5.750%, 11/01/16	20,000	22,396
Ethan Allen Global, Inc., 5.375%, 10/01/15	11,000	11,440
Interpublic Group of Cos., Inc., The, 10.000%, 07/15/17	15,000	15,828
		59,406
Energy: 0.5%
ConocoPhillips Holding Co., 6.950%, 04/15/29	25,000	31,925
MidAmerican Energy Co., 6.750%, 12/30/31	30,000	37,706
Newfield Exploration Co., 7.125%, 05/15/18	11,000	11,440
		81,071
Financials: 2.5%
Bank of America Corp., 5.650%, 05/01/18	15,000	16,682
Citigroup, Inc., 6.125%, 11/21/17	15,000	17,065
ERP Operating, LP, 7.125%, 10/15/17	20,000	23,215
Federal Realty Investment Trust, REIT, 5.650%, 06/01/16	12,000	13,370
Fidelity National Financial, Inc., 5.500%, 09/01/22	11,000	11,679
Ford Motor Credit Co., LLC, 7.000%, 04/15/15	15,000	16,299

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Balanced Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Financials, continued
GATX Corp. 2008-2 Pass Through Trust, 9.000%, 11/15/13	$16,265	$16,751
International Finance Corp., 2.250%, 04/28/14	35,000	35,543
International Finance Corp., 0.500%, 05/16/16	35,000	34,787
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	75,000	75,518
JPMorgan Chase & Co., 4.625%, 05/10/21	15,000	15,882
Kemper Corp., 6.000%, 11/30/15	11,000	11,965
Progressive Corp., The, 6.700%, 06/15/37	25,000	27,188
ProLogis, LP, 6.125%, 12/01/16	30,000	33,828
State Street Corp., 7.350%, 06/15/26	20,000	26,425
Wells Fargo & Co., 3.500%, 03/08/22	10,000	10,132
Willis North America, Inc., 5.625%, 07/15/15	30,000	32,208
		418,537
Health Care: 0.4%
DENTSPLY International, Inc., 2.750%, 08/15/16	12,000	12,329
Howard Hughes Medical Institute, 3.450%, 09/01/14	45,000	46,504
McKesson Corp., 6.000%, 03/01/41	11,000	12,911
		71,744
Industrials: 0.5%
Dun & Bradstreet Corp., 4.375%, 12/01/22	20,000	19,357
Kennametal, Inc., 2.650%, 11/01/19	20,000	19,421
Owens Corning, 6.500%, 12/01/16	4,000	4,469
Owens Corning, 4.200%, 12/15/22	17,000	16,504
Verisk Analytics, Inc., 5.800%, 05/01/21	18,000	19,899
		79,650
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Information Technology: 0.1%
KLA-Tencor Corp., 6.900%, 05/01/18	$22,000	$25,637
Materials: 0.3%
Carpenter Technology Corp., 4.450%, 03/01/23	9,000	8,790
Domtar Corp., 9.500%, 08/01/16	16,000	18,927
Reliance Steel & Aluminum Co., 4.500%, 04/15/23	20,000	19,004
		46,721
Telecommunication Services: 0.1%
Frontier Communications Corp., 7.125%, 03/15/19	11,000	11,633
Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	25,000	28,863
TOTAL CORPORATE BONDS
(Cost $785,313)		823,262
U.S. GOVERNMENT AGENCY BONDS: 2.3%
Federal Home Loan Bank System (Agency): 0.3%
5.000%, 11/17/17	50,000	57,461
Freddie Mac (Agency): 0.9%
3.750%, 03/27/19	46,000	50,631
1.750%, 05/30/19	40,000	39,433
1.250%, 10/02/19	42,000	39,851
2.375%, 01/13/22	23,000	22,394
		152,309
Fannie Mae (Agency): 1.1%
4.375%, 10/15/15	30,000	32,612
1.625%, 10/26/15	7,000	7,178
5.375%, 07/15/16	5,000	5,692
0.875%, 02/08/18	50,000	48,599
6.625%, 11/15/30	36,000	48,992
5.625%, 07/15/37	31,000	38,589
		181,662
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $395,795)		391,432

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Balanced Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
GOVERNMENT BONDS: 0.4%
Egypt Government AID Bonds, 0.000%, 09/15/15	$35,000	$38,007
U.S. Dept of Housing & Urban Development, 1.800%, 08/01/14	25,000	25,427
TOTAL GOVERNMENT BONDS
(Cost $61,834)		63,434
U.S. TREASURY NOTES: 2.2%
2.000%, 07/15/14 (TIPS)	46,879	48,424
1.625%, 01/15/15 (TIPS)	8,525	8,869
0.500%, 04/15/15 (TIPS)	122,325	125,450
1.375%, 01/15/20 (TIPS)	48,390	52,781
2.375%, 01/15/25 (TIPS)	4,935	5,888
2.375%, 01/15/27 (TIPS)	14,990	18,083
1.750%, 01/15/28 (TIPS)	77,699	87,217
3.375%, 04/15/32 (TIPS)	17,031	23,975
TOTAL U.S. TREASURY NOTES
(Cost $346,768)		370,687
MORTGAGE-BACKED SECURITIES: 2.7%
Ginnie Mae (Mortgage Backed): 0.2%
3.000%, 08/01/42	43,833	42,901
Freddie Mac (Mortgage Backed): 1.3%
2.500%, 10/01/27	26,684	26,880
5.000%, 07/15/37	28,656	30,412
5.000%, 06/01/39	32,604	34,806
4.500%, 07/01/39	27,598	29,066
4.500%, 11/01/39	22,064	23,238
4.500%, 09/01/40	31,377	33,078
4.000%, 10/01/41	38,752	40,398
		217,878
Fannie Mae (Mortgage Backed): 0.7%
2.190%, 01/01/23	35,000	32,996
4.000%, 03/01/26	21,130	22,320
4.000%, 01/01/41	18,248	19,026
3.500%, 02/01/41	22,619	22,999
4.000%, 12/01/41	15,167	15,827
		113,168
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed: 0.5%
Ally Auto Receivables Trust, 1.110%, 01/15/15	$4,717	$4,720
Ally Auto Receivables Trust, 0.970%, 08/17/15	9,744	9,760
Hyundai Auto Receivables Trust 2009-A, 3.150%, 03/15/16	20,831	20,996
JP Morgan Chase Commercial Mtg Sec Corp., 4.865%, 03/15/46	45,000	45,627
JP Morgan Chase Commercial Mtg Sec Corp., 5.134%, 05/15/47	7,808	8,133
		89,236
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $465,472)		463,183
TOTAL BONDS
(Cost $2,055,182)		2,111,998
REPURCHASE AGREEMENT: 1.4%
State Street Repo, 0.010%, Dated: 06/28/13,
Due: 07/01/13, Proceeds: $229,000 (collateralized by
Freddie Mac, 2.000%, due 01/30/23, principal amount
$250,000; market value $234,458; Under the master
netting agreement, upon default the Portfolio would
receive the principal amount of $229,000)
TOTAL REPURCHASE AGREEMENT
(Cost $229,000)	229,000	229,000
TOTAL INVESTMENTS: 98.2%
(Cost $14,992,520)		16,616,976
OTHER ASSETS AND LIABILITIES—
(Net): 1.8%		306,815
Net Assets: 100.0%		$16,923,791

(a)  Non income producing security.

(b)  Institutional Class share

(c)  Investor Class shares

ADR  American Depository Receipt

LP  Limited Partnership

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited)

ESG Managers® Income Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 29.4%
Consumer Discretionary: 3.4%
BorgWarner, Inc. (a)	113	$9,735
DeVry, Inc.	125	3,878
DISH Network Corp., Class A	261	11,098
Gannett Co, Inc.	295	7,216
Home Depot, Inc.	122	9,451
International Game Technology	320	5,347
International Speedway Corp., Class A	165	5,193
Interpublic Group of Cos., Inc., The	435	6,329
Johnson Controls, Inc.	49	1,754
L Brands, Inc.	280	13,790
Madison Square Garden Co., The, Class A (a)	50	2,963
McDonald's Corp.	39	3,861
Meredith Corp.	110	5,247
Mohawk Industries, Inc. (a)	43	4,837
Newell Rubbermaid, Inc.	900	23,625
News Corp., Class A (a)	399	13,007
NIKE, Inc., Class B	40	2,547
Nordstrom, Inc.	30	1,798
O'Reilly Automotive, Inc. (a)	97	10,924
Royal Caribbean Cruises, Ltd.	125	4,168
Scripps Networks Interactive, Class A	149	9,947
SES SA	139	3,983
Shaw Communications, Inc., Class B	555	13,337
Sotheby's	75	2,843
Staples, Inc.	809	12,831
Target Corp.	404	27,819
Thomson Reuters Corp. (a)	480	15,634
Time Warner Cable, Inc.	94	10,573
Time Warner, Inc.	218	12,604
TJX Cos., Inc.	36	1,802
Tractor Supply Co.	16	1,882
Washington Post Co., The, Class B	7	3,386
		263,409
Consumer Staples: 2.8%
Coca-Cola Co., The	195	7,821
CVS Caremark Corp.	541	30,934
Danone SA	23	1,731
Darling International, Inc. (a)	87	1,623
Jeronimo Martins SGPS SA	87	1,834
JM Smucker Co., The	108	11,140
Kellogg Co.	135	8,671
Kimberly-Clark Corp.	93	9,034
L'Oreal SA	12	1,973
McCormick & Co., Inc.	259	18,223
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Staples, continued
Mondelez International, Inc., Class A	605	$17,261
Natura Cosmeticos SA	25	534
PepsiCo, Inc.	342	27,972
Procter & Gamble Co., The	471	36,262
Svenska Cellulosa AB, B Shares	118	2,960
Sysco Corp.	573	19,575
Unilever NV (Netherlands)	31	1,220
Unilever NV	348	13,680
WD-40 Co.	100	5,448
		217,896
Energy: 3.6%
Apache Corp.	53	4,443
BG Group PLC, ADR	786	13,331
Bristow Group, Inc.	75	4,899
Cameron International Corp. (a)	173	10,581
Cimarex Energy Co.	58	3,769
ConocoPhillips	173	10,467
Contango Oil & Gas Co.	100	3,375
Cosan, Ltd., Class A	69	1,115
Energen Corp.	205	10,713
Ensco PLC, Class A	172	9,997
Kinder Morgan Management LLC	514	42,965
LinnCo LLC	265	9,877
National Oilwell Varco, Inc.	250	17,225
Noble Corp.	190	7,140
Noble Energy, Inc.	204	12,248
Pembina Pipeline Corp.	205	6,277
Petroleo Brasileiro SA, ADR	94	1,261
Royal Dutch Shell PLC, ADR	169	10,782
Schlumberger, Ltd.	101	7,238
Seadrill, Ltd.	421	17,152
Spectra Energy Corp.	887	30,566
Suncor Energy, Inc.	160	4,718
Total SA, ADR	211	10,276
W&T Offshore, Inc.	480	6,859
Williams Cos., Inc., The	656	21,300
		278,574
Financials: 4.3%
American Express Co.	403	30,128
Banco Bradesco SA, ADR	156	2,030
Bank of Montreal	184	10,678
Bank of New York Mellon Corp., The	176	4,937
Capital One Financial Corp.	90	5,653
CBRE Group, Inc., Class A (a)	200	4,672
Charles Schwab Corp., The	570	12,101
City National Corp.	60	3,802
CME Group, Inc.	280	21,274

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Digital Realty Trust, Inc., REIT	148	$9,028
First American Financial Corp.	220	4,849
HCP, Inc., REIT	231	10,497
Hospitality Properties Trust, REIT	470	12,352
IntercontinentalExchange, Inc. (a)	100	17,776
Janus Capital Group, Inc.	640	5,446
Jones Lang LaSalle, Inc.	81	7,382
JPMorgan Chase & Co.	353	18,635
KKR & Co., LP	320	6,291
Lazard, Ltd., LP, Class A	467	15,014
Loews Corp.	128	5,683
Marsh & McLennan Cos., Inc.	198	7,904
MetLife, Inc.	177	8,100
Omega Healthcare Investors, Inc., REIT	214	6,638
People's United Financial, Inc.	626	9,327
Progressive Corp., The	776	19,726
Senior Housing Properties Trust, REIT	209	5,419
State Street Corp.	186	12,129
Toronto-Dominion Bank, The	26	2,088
Travelers Cos., Inc., The	108	8,631
Unibail-Rodamco SE, REIT (France)	4	932
Unibail-Rodamco SE, REIT	6	1,397
US Bancorp	394	14,243
Wells Fargo & Co.	427	17,622
		322,384
Health Care: 3.5%
Baxter International, Inc.	220	15,239
Becton Dickinson & Co.	130	12,848
Bio-Rad Laboratories, Inc., Class A (a)	35	3,927
Charles River Laboratories Intl., Inc. (a)	145	5,949
Covidien PLC	222	13,950
Eli Lilly & Co.	215	10,561
Gilead Sciences, Inc. (a)	225	11,522
GlaxoSmithKline PLC, ADR	315	15,741
Hospira, Inc. (a)	159	6,091
Johnson & Johnson	304	26,101
Life Technologies Corp. (a)	28	2,072
Merck & Co., Inc.	787	36,556
Novartis AG	55	3,896
Novartis AG, ADR	231	16,334
Novo Nordisk A/S, B Shares	40	6,218
Novozymes A/S, ADR	96	3,083
Novozymes A/S, B Shares	81	2,594
Patterson Cos., Inc.	290	10,904
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Pfizer, Inc.	590	$16,526
Roche Holding AG	28	6,950
Roche Holding AG, ADR	213	13,177
Symmetry Medical, Inc. (a)	255	2,147
Teleflex, Inc.	145	11,236
Teva Pharmaceutical Industries, Ltd., ADR	128	5,019
Waters Corp. (a)	23	2,302
WellPoint, Inc.	87	7,120
		268,063
Industrials: 4.1%
3M Co.	139	15,200
Ameresco, Inc., Class A (a)	173	1,559
Atlas Copco AB, A Shares	83	2,000
Brady Corp., Class A	95	2,919
Canadian Pacific Railway, Ltd.	16	1,940
CH Robinson Worldwide, Inc.	445	25,058
Danaher Corp.	506	32,030
Deere & Co.	20	1,625
Dun & Bradstreet Corp.	57	5,555
East Japan Railway Co.	33	2,568
Eaton Corp PLC	35	2,303
Emerson Electric Co.	148	8,072
Expeditors Int. of Washington, Inc.	390	14,824
FedEx Corp.	10	986
Generac Holdings, Inc.	45	1,665
General Electric Co.	1,497	34,715
Herman Miller, Inc.	224	6,064
Honeywell International, Inc.	150	11,901
IDEX Corp.	65	3,498
IHS, Inc., Class A (a)	14	1,461
Illinois Tool Works, Inc.	128	8,854
Interface, Inc. (a)	140	2,376
Intertek Group PLC	28	1,245
Iron Mountain, Inc.	494	13,145
JB Hunt Transport Services, Inc.	107	7,730
Mitsubishi Electric Corp.	100	934
MTR Corp. Ltd.	422	1,540
Pall Corp.	110	7,307
Pentair, Ltd.	295	17,019
Quanta Services, Inc. (a)	68	1,799
Royal Philips	82	2,235
RR Donnelley & Sons, Co.	664	9,303
Schneider Electric SA	21	1,525
Simpson Manufacturing Co., Inc.	110	3,236
SKF AB, B Shares	74	1,734
Snap-on, Inc.	45	4,022
Stanley Black & Decker, Inc.	26	2,010

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Tennant Co.	28	$1,352
United Parcel Service, Inc., Class B	140	12,107
Verisk Analytics, Inc., Class A (a)	100	5,970
Waste Management, Inc.	482	19,439
WW Grainger, Inc.	33	8,323
Xylem, Inc.	42	1,131
		310,279
Information Technology: 4.4%
Adobe Systems, Inc. (a)	40	1,822
Altera Corp.	617	20,355
Anixter International, Inc. (a)	75	5,686
ANSYS, Inc. (a)	28	2,047
Apple, Inc.	49	19,408
Applied Materials, Inc.	1,640	24,452
Autodesk, Inc. (a)	51	1,731
CA, Inc.	376	10,765
Cisco Systems, Inc.	650	15,802
eBay, Inc. (a)	45	2,327
Ericsson, B Shares	208	2,359
Fair Isaac Corp.	100	4,583
Google, Inc., Class A (a)	39	34,334
IBM	43	8,218
Intel Corp.	1,074	26,012
Intuit, Inc.	221	13,488
Itron, Inc. (a)	31	1,315
Mastercard, Inc., Class A	35	20,108
Maxim Integrated Products, Inc.	335	9,306
Microchip Technology, Inc.	337	12,553
Microsoft Corp.	190	6,561
Motorola Solutions, Inc.	307	17,723
MTS Systems Corp.	30	1,698
National Instruments Corp.	329	9,192
NetApp, Inc. (a)	40	1,511
Paychex, Inc.	315	11,504
Qualcomm, Inc.	190	11,605
SAP AG	18	1,314
Taiwan Semiconductor Manu. Co., Ltd., ADR	104	1,905
TE Connectivity, Ltd.	168	7,651
Texas Instruments, Inc.	602	20,992
Western Union Co., The	355	6,074
Xerox Corp	600	5,442
		339,843
Materials: 1.0%
Air Products & Chemicals, Inc.	73	6,685
Compass Minerals International	155	13,102
Crown Holdings, Inc. (a)	158	6,499
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials, continued
Ecolab, Inc.	96	$8,178
International Paper Co.	309	13,692
Nucor Corp.	234	10,137
Praxair, Inc.	179	20,614
Teijin, Ltd.	301	659
Umicore SA	27	1,120
		80,686
Telecommunication Services: 0.7%
AT&T, Inc.	483	17,098
BCE, Inc.	123	5,045
CenturyLink, Inc.	96	3,394
China Mobile, Ltd.	314	3,260
Verizon Communications, Inc.	90	4,531
Vodafone Group PLC, ADR	751	21,584
		54,912
Utilities: 1.6%
AGL Resources, Inc.	145	6,215
American Water Works Co., Inc.	518	21,357
Hyflux, Ltd.	414	407
ITC Holdings Corp.	17	1,552
MDU Resources Group, Inc.	540	13,991
National Grid PLC, ADR	86	4,874
NiSource, Inc.	638	18,272
Northwest Natural Gas Co.	160	6,797
ONEOK, Inc.	497	20,531
Ormat Technologies, Inc.	69	1,623
Questar Corp.	745	17,768
Red Electrica Corp. SA	35	1,925
Sempra Energy	126	10,302
		125,614
TOTAL COMMON STOCKS
(Cost $1,816,201)		2,261,660
AFFILIATED INVESTMENT COMPANIES: 7.8%
Pax MSCI EAFE ESG Index ETF	10,112	260,991
Pax World Balanced Fund (b)	1,061	26,377
Pax World Global Environmental Markets Fund (b)	8,975	96,665
Pax World High Yield Bond Fund (b)	13,933	102,683
Pax World International Fund (b)	1,269	10,315
Pax World Small Cap Fund (b)	8,037	102,076
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $557,001)		599,107

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 39.0%
Access Capital Community Investment Fund (b)	71,342	$662,764
CRA Qualified Investment Fund (b)	28,868	309,173
PIMCO Income Fund (b)	97,725	1,193,228
Schroder Emerging Market Equity Fund (c)	7,423	91,378
TIAA-CREF Social Choice Bond Fund (b)	75,931	739,563
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $3,077,811)		2,996,106
BONDS: 21.6%
CORPORATE BONDS: 10.5%
Consumer Discretionary: 0.8%
Advance Auto Parts, Inc., 4.500%, 01/15/22	$10,000	9,742
BorgWarner, Inc., 5.750%, 11/01/16	24,000	26,875
Ethan Allen Global, Inc., 5.375%, 10/01/15	11,000	11,440
Interpublic Group of Cos., Inc., The, 10.000%, 07/15/17	15,000	15,828
		63,885
Energy: 1.1%
ConocoPhillips Holding Co., 6.950%, 04/15/29	25,000	31,925
MidAmerican Energy Co., 6.750%, 12/30/31	30,000	37,706
Newfield Exploration Co., 7.125%, 05/15/18	11,000	11,440
		81,071
Financials: 5.2%
Bank of America Corp., 5.650%, 05/01/18	15,000	16,682
Citigroup, Inc., 6.125%, 11/21/17	15,000	17,065
ERP Operating, LP, 7.125%, 10/15/17	20,000	23,215
Federal Realty Investment Trust, REIT, 5.650%, 06/01/16	12,000	13,370
Fidelity National Financial, Inc., 5.500%, 09/01/22	11,000	11,679
Ford Motor Credit Co., LLC, 7.000%, 04/15/15	15,000	16,299
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Financials, continued
GATX Corp. 2008-2 Pass Through Trust, 9.000%, 11/15/13	$16,265	$16,751
International Finance Corp., 2.250%, 04/28/14	35,000	35,543
International Finance Corp., 0.500%, 05/16/16	35,000	34,787
Intl. Bank for Reconstruction and Development, 2.000%, 12/04/13	75,000	75,518
JPMorgan Chase & Co., 4.625%, 05/10/21	15,000	15,882
Kemper Corp., 6.000%, 11/30/15	11,000	11,965
Progressive Corp., The, 6.700%, 06/15/37	25,000	27,188
ProLogis, LP, 6.125%, 12/01/16	20,000	22,552
State Street Corp., 7.350%, 06/15/26	20,000	26,425
Wells Fargo & Co., 3.500%, 03/08/22	10,000	10,132
Willis North America, Inc., 5.625%, 07/15/15	20,000	21,472
		396,525
Health Care: 0.9%
Howard Hughes Medical Institute, 3.450%, 09/01/14	45,000	46,504
DENTSPLY International, Inc., 2.750%, 08/15/16	12,000	12,329
McKesson Corp., 6.000%, 03/01/41	11,000	12,911
		71,744
Industrials: 1.0%
Dun & Bradstreet Corp., 4.375%, 12/01/22	20,000	19,357
Kennametal, Inc., 2.650%, 11/01/19	20,000	19,421
Owens Corning, 6.500%, 12/01/16	5,000	5,586
Owens Corning, 4.200%, 12/15/22	18,000	17,475
Verisk Analytics, Inc., 5.800%, 05/01/21	17,000	18,794
		80,633

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CORPORATE BONDS, continued
Information Technology: 0.3%
KLA-Tencor Corp., 6.900%, 05/01/18	$22,000	$25,637
Materials: 0.6%
Carpenter Technology Corp., 4.450%, 03/01/23	9,000	8,790
Domtar Corp., 9.500%, 08/01/16	17,000	20,110
Reliance Steel & Aluminum Co., 4.500%, 04/15/23	20,000	19,004
		47,904
Telecommunication Services: 0.2%
Frontier Communications Corp., 7.125%, 03/15/19	11,000	11,633
Utilities: 0.4%
American Water Capital Corp., 6.085%, 10/15/17	25,000	28,863
TOTAL CORPORATE BONDS
(Cost $771,606)		807,895
U.S. GOVERNMENT AGENCY BONDS: 4.2%
Federal Home Loan Bank System (Agency): 0.7%
Federal Home Loan Bank, 5.000%, 11/17/17	50,000	57,461
Freddie Mac (Agency): 1.7%
Freddie Mac, 3.750%, 03/27/19	20,000	22,013
Freddie Mac, 1.750%, 05/30/19	35,000	34,504
Freddie Mac, 1.250%, 10/02/19	47,000	44,595
Freddie Mac, 2.375%, 01/13/22	27,000	26,288
		127,400
Fannie Mae (Agency): 1.8%
Fannie Mae, 5.375%, 07/15/16	15,000	17,076
Fannie Mae, 0.875%, 02/08/18	50,000	48,599
Fannie Mae, 6.625%, 11/15/30	24,000	32,661
Fannie Mae, 5.625%, 07/15/37	31,000	38,589
		136,925
TOTAL U.S. GOVERNMENT AGENCY BONDS
(Cost $327,857)		321,786
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
GOVERNMENT BONDS: 0.8%
Egypt Government AID Bonds, 4.450%, 09/15/15	$35,000	$38,007
U.S. Dept of Housing & Urban Development, 1.800%, 08/01/14	25,000	25,427
TOTAL GOVERNMENT BONDS
(Cost $61,834)		63,434
MORTGAGE-BACKED SECURITIES: 6.1%
Ginnie Mae (Mortgage Backed): 0.6%
3.000%, 08/01/42	43,833	42,901
Freddie Mac (Mortgage Backed): 2.8%
2.500%, 10/01/27	26,684	26,880
5.000%, 07/15/37	29,959	31,795
5.000%, 06/01/39	32,604	34,806
4.500%, 07/01/39	27,598	29,066
4.500%, 11/01/39	22,064	23,238
4.500%, 09/01/40	31,377	33,077
4.000%, 10/01/41	38,752	40,398
		219,260
Fannie Mae (Mortgage Backed): 1.5%
2.190%, 01/01/23	35,000	32,996
4.000%, 03/01/26	21,130	22,320
4.000%, 01/01/41	18,248	19,026
3.500%, 02/01/41	22,619	22,999
4.000%, 12/01/41	15,167	15,827
		113,168
Commercial Mortgage-Backed: 1.2%
Ally Auto Receivables Trust, 1.110%, 01/15/15	4,717	4,720
Ally Auto Receivables Trust, 0.970%, 08/17/15	9,744	9,760
Hyundai Auto Receivables Trust 2009-A, 3.150%, 03/15/16	20,831	20,996
JP Morgan Chase Commercial Mtg Sec Corp., 4.865%, 03/15/46	45,000	45,627

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Schedule of Investments (Unaudited), continued

ESG Managers® Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
MORTGAGE-BACKED SECURITIES, continued
Commercial Mortgage-Backed, continued
JP Morgan Chase Commercial Mtg Sec Corp., 5.134%, 05/15/47	$7,808	$8,133
		89,236
TOTAL MORTGAGE-BACKED SECURITIES
(Cost $466,845)		464,565
TOTAL BONDS
(Cost $1,628,142)		1,657,680
TOTAL INVESTMENTS: 97.8%
(Cost $7,079,155)		7,514,553
OTHER ASSETS AND LIABILITIES—
(Net): 2.2%		172,953
Net Assets: 100.0%		$7,687,506

(a)  Non income producing security.

(b)  Institutional Class shares

(c)  Investor Class shares

ADR  American Depository Receipt

LP  Limited Partnership

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Statements of Assets and Liabilities (Unaudited)

ASSETS	Growth	Growth and Income
Investments, at cost—Note A	$10,605,017	$12,009,609
Investments in unaffiliated issuers, at value—Note A	$10,048,546	$11,316,321
Investments in affiliated issuers, at value—Note C	2,379,348	2,256,174
Total Investments	12,427,894	13,572,495
Cash	451,453	428,474
Foreign currency at value (cost: $5; $3; and $3, respectively)	5	3
Prepaid expenses	91	—
Receivables:
Capital stock sold	89,434	—
Dividends and interest—Note A	9,386	22,208
Investment securities sold	14,938	9,446
Other	1,020	1,090
Total Assets	12,994,221	14,033,716
LIABILITIES
Payables:
Due to Investment Adviser	14,503	12,110
Investment securities purchased	5,649	14,924
Accrued expenses:
Investment advisory fees—Note B	9,140	7,998
Distribution expense	3,421	3,088
Trustees fees	3,592	3,651
Compliance expense	5,346	5,346
Transfer agent fees	19,305	27,221
Printing and other shareholder communication fees	—	744
Custodian fees	19,134	18,699
Legal and audit fees	11,673	13,990
Other accrued expenses	15,452	15,214
Total Liabilities	107,215	122,985
NET ASSETS	$12,887,006	$13,910,731

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

ASSETS	Balanced	Income
Investments, at cost—Note A	$14,992,520	$7,079,155
Investments in unaffiliated issuers, at value—Note A	$14,661,400	$6,915,446
Investments in affiliated issuers, at value—Note C	1,955,576	599,107
Total Investments	16,616,976	7,514,553
Cash	398,294	251,604
Foreign currency at value (cost: $5; $3; and $3, respectively)	3	—
Prepaid expenses	225	808
Receivables:
Capital stock sold	—	—
Dividends and interest—Note A	36,640	25,433
Investment securities sold	11,423	2,416
Other	1,314	427
Total Assets	17,064,875	7,795,241
LIABILITIES
Payables:
Due to Investment Adviser	13,120	2,111
Investment securities purchased	31,535	25,502
Accrued expenses:
Investment advisory fees—Note B	9,852	4,301
Distribution expense	3,898	1,450
Trustees fees	3,223	3,579
Compliance expense	5,346	5,346
Transfer agent fees	24,956	17,551
Printing and other shareholder communication fees	—	—
Custodian fees	20,298	18,344
Legal and audit fees	13,949	13,944
Other accrued expenses	14,907	15,607
Total Liabilities	141,084	107,735
NET ASSETS	$16,923,791	$7,687,506

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Statements of Assets and Liabilities (Unaudited), continued

	Growth	Growth and Income
NET ASSETS REPRESENTED BY
Paid in Capital	$10,518,596	$11,882,551
Undistributed (distributions in excess of) net investment income	27,758	23,754
Accumulated net realized gain (loss)	517,766	441,510
Net unrealized appreciation (depreciation) of:
Investments	1,822,876	1,562,885
Foreign currency translations	10	31
NET ASSETS	$12,887,006	$13,910,731
Class A
Net Assets	$9,336,345	$4,280,700
Capital Shares Outstanding	740,692	347,328
Net asset value per share	$12.60	$12.32
Institutional Class
Net assets	$1,702,118	$6,944,066
Capital Shares Outstanding	134,532	563,544
Net asset value per share	$12.65	$12.32
Class C
Net assets	$1,848,543	$2,685,965
Capital Shares Outstanding	147,164	218,597
Net asset value per share	$12.56	$12.29

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

	Balanced	Income
NET ASSETS REPRESENTED BY
Paid in Capital	$14,717,710	$7,050,637
Undistributed (distributions in excess of) net investment income	22,537	9,044
Accumulated net realized gain (loss)	559,062	192,410
Net unrealized appreciation (depreciation) of:
Investments	1,624,457	435,398
Foreign currency translations	25	17
NET ASSETS	$16,923,791	$7,687,506
Class A
Net Assets	$7,584,674	$1,772,377
Capital Shares Outstanding	637,328	159,723
Net asset value per share	$11.90	$11.10
Institutional Class
Net assets	$6,522,734	$4,561,373
Capital Shares Outstanding	547,224	410,511
Net asset value per share	$11.92	$11.11
Class C
Net assets	$2,816,383	$1,353,756
Capital Shares Outstanding	238,382	123,296
Net asset value per share	$11.81	$10.98

SEE NOTES TO FINANCIAL STATEMENTS

Period Ended June 30, 2013

Statements of Operations (Unaudited)

	Growth	Growth and Income
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $2,220; $1,922; $1,723; and $462; respectively)	$97,467	$105,859
Dividends from affiliate—Note C	28,377	36,349
Interest	11	7,990
Total Income	125,855	150,198
Expenses
Investment advisory fees—Note B	57,681	52,343
Distribution expenses—Class A (Note B)	11,651	5,095
Distribution expenses—Class C (Note B)	2,234	3,194
Service plan expenses—Class C (Note B)	6,702	9,581
Transfer agent fees	12,916	15,338
Printing and other shareholder communication fees	4,504	5,230
Custodian fees	58,815	59,482
Legal fees and related expenses	5,691	5,652
Trustees' fees and expenses	8,323	8,201
Compliance expense	5,346	5,346
Audit fees	10,821	13,023
Registration fees	24,685	24,650
Other expenses	1,671	1,647
Total Expenses	211,040	208,782
Less:
Advisory fee waiver—Note B	(7,584)	(13,121)
Expenses assumed by Adviser—Note B	(114,186)	(123,795)
Net expenses	89,270	71,866
Net investment income (loss)	36,585	78,332
REALIZED AND UNREALIZED GAIN (LOSS)—Notes A and C
Net realized gain (loss) on:
Investments	739,146	515,297
Foreign currency transactions	(215)	(228)
Change in unrealized appreciation (depreciation) on:
Investments	650,567	444,316
Foreign currency translation	(22)	(32)
Net realized and unrealized gain (loss) on investments and foreign currency	1,389,476	959,353
Net increase (decrease) in net assets resulting from operations	$1,426,061	$1,037,685

SEE NOTES TO FINANCIAL STATEMENTS

Period Ended June 30, 2013

	Balanced	Income
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $2,220; $1,922; $1,723; and $462; respectively)	$140,771	$69,212
Dividends from affiliate—Note C	33,932	12,363
Interest	28,878	23,840
Total Income	203,581	105,415
Expenses
Investment advisory fees—Note B	69,224	28,791
Distribution expenses—Class A (Note B)	9,399	2,263
Distribution expenses—Class C (Note B)	3,208	1,377
Service plan expenses—Class C (Note B)	9,624	4,132
Transfer agent fees	14,554	10,956
Printing and other shareholder communication fees	5,553	2,508
Custodian fees	60,711	59,629
Legal fees and related expenses	5,755	5,557
Trustees' fees and expenses	7,968	8,056
Compliance expense	5,346	5,346
Audit fees	13,023	13,023
Registration fees	25,033	24,702
Other expenses	1,826	1,511
Total Expenses	231,224	167,851
Less:
Advisory fee waiver—Note B	(11,065)	(4,799)
Expenses assumed by Adviser—Note B	(123,331)	(125,914)
Net expenses	96,828	37,138
Net investment income (loss)	106,753	68,277
REALIZED AND UNREALIZED GAIN (LOSS)—Notes A and C
Net realized gain (loss) on:
Investments	640,320	220,681
Foreign currency transactions	(112)	(63)
Change in unrealized appreciation (depreciation) on:
Investments	397,483	(30,200)
Foreign currency translation	(19)	(9)
Net realized and unrealized gain (loss) on investments and foreign currency	1,037,672	190,409
Net increase (decrease) in net assets resulting from operations	$1,144,425	$258,686

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Statements of Changes in Net Assets

	Growth		Growth and Income
INCREASE (DECREASE) IN NET ASSETS	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Operations
Investment income (loss), net	$36,585	$117,710	$78,332	$166,553
Net realized gain (loss) on investments and foreign currency transactions	738,931	(152,444)	515,069	26,098
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	650,545	961,771	444,284	859,624
Net increase (decrease) in net assets resulting from operations	1,426,061	927,037	1,037,685	1,052,275
Distributions to shareholders from: Net investment income
Class A	(20,667)	(89,307)	(20,311)	(52,560)
Institutional Class	(5,794)	(23,933)	(40,828)	(92,275)
Class C	—	(3,695)	(4,042)	(17,079)
Realized gains
Class A	—	—	—	—
Institutional Class	—	—	—	—
Class C	—	—	—	—
Total distributions to shareholders	(26,461)	(116,935)	(65,181)	(161,914)
From capital share transactions:
Class A
Proceeds from shares sold	1,111,160	9,009,102	787,647	1,228,793
Proceeds from reinvestment of distributions	20,498	88,217	18,587	48,465
Cost of shares redeemed	(2,574,376)	(1,219,350)	(473,804)	(368,396)
Net increase (decrease) from Class A transactions	(1,442,718)	7,877,969	332,430	908,862
Institutional Class
Proceeds from shares sold	17,899	472,798	1,470,144	582,629
Proceeds from reinvestment of distributions	5,794	23,933	40,535	92,275
Cost of shares redeemed	(262,042)	(1,577,632)	(285,703)	(604,788)
Net increase (decrease) from Institutional Class transactions	(238,349)	(1,080,901)	1,224,976	70,116
Class C
Proceeds from shares sold	53,924	99,014	367,675	415,465
Proceeds from reinvestment of distributions	—	3,216	3,660	15,692
Cost of shares redeemed	(57,097)	(84,370)	(134,460)	(646,300)
Net increase (decrease) from Class C transactions	(3,173)	17,860	236,875	(215,143)
Net increase (decrease) from capital share transactions	(1,684,240)	6,814,928	1,794,281	763,835
Net increase (decrease) in net assets	(284,640)	7,625,030	2,766,785	1,654,196
Net assets
Beginning of period	13,171,646	5,546,616	11,143,946	9,489,750
End of period (1)	$12,887,006	$13,171,646	$13,910,731	$11,143,946
(1) Includes undistributed net investment income (loss)	$27,758	$17,633	$23,754	$10,604

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

	Balanced		Income
INCREASE (DECREASE) IN NET ASSETS	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Operations
Investment income (loss), net	$106,753	$241,280	$68,277	$157,056
Net realized gain (loss) on investments and foreign currency transactions	640,208	(40,374)	220,618	107,421
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	397,464	908,602	(30,209)	244,229
Net increase (decrease) in net assets resulting from operations	1,144,425	1,109,508	258,686	508,706
Distributions to shareholders from: Net investment income
Class A	(47,400)	(95,438)	(14,584)	(36,505)
Institutional Class	(47,477)	(114,641)	(43,071)	(105,205)
Class C	(8,613)	(13,344)	(7,808)	(10,772)
Realized gains
Class A	(3,021)	(4,400)	(16,143)	(16,453)
Institutional Class	(2,551)	(4,729)	(41,599)	(41,458)
Class C	(1,107)	(1,078)	(12,471)	(7,454)
Total distributions to shareholders	(110,169)	(233,630)	(135,676)	(217,847)
From capital share transactions:
Class A
Proceeds from shares sold	857,366	3,316,040	218,582	889,903
Proceeds from reinvestment of distributions	47,289	94,287	27,864	48,024
Cost of shares redeemed	(923,938)	(1,040,144)	(342,416)	(754,116)
Net increase (decrease) from Class A transactions	(19,283)	2,370,183	(95,970)	183,811
Institutional Class
Proceeds from shares sold	245,956	2,916,424	181,902	3,266,938
Proceeds from reinvestment of distributions	47,842	117,131	84,223	146,665
Cost of shares redeemed	(1,406,079)	(1,640,025)	(552,871)	(3,449,779)
Net increase (decrease) from Institutional Class transactions	(1,112,281)	1,393,530	(286,746)	(36,176)
Class C
Proceeds from shares sold	781,919	1,258,791	498,117	273,405
Proceeds from reinvestment of distributions	9,562	14,028	19,184	16,301
Cost of shares redeemed	(213,982)	(179,014)	(48,680)	(91,787)
Net increase (decrease) from Class C transactions	577,499	1,093,805	468,621	197,919
Net increase (decrease) from capital share transactions	(554,065)	4,857,518	85,905	345,554
Net increase (decrease) in net assets	480,191	5,733,396	208,915	636,413
Net assets
Beginning of period	16,443,600	10,710,204	7,478,591	6,842,178
End of period (1)	$16,923,791	$16,443,600	$7,687,506	$7,478,591
(1) Includes undistributed net investment income (loss)	$22,537	$19,274	$9,044	$6,230

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Growth		Growth and Income
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Class A
Shares sold	89,520	822,625	64,928	112,469
Shares issued in reinvestment of distributions	1,652	8,008	1,529	4,417
Shares redeemed	(211,026)	(112,093)	(39,251)	(33,848)
Net increase (decrease) in shares outstanding	(119,854)	718,540	27,206	83,038
Institutional Class
Shares sold	1,445	42,394	116,121	52,379
Shares issued in reinvestment of distributions	465	2,197	3,333	8,428
Shares redeemed	(21,508)	(140,160)	(23,830)	(54,229)
Net increase (decrease) in shares outstanding	(19,598)	(95,569)	95,624	6,578
Class C
Shares sold	4,347	8,963	30,608	38,033
Shares issued in reinvestment of distributions	—	282	302	1,444
Shares redeemed	(4,625)	(7,696)	(11,092)	(57,699)
Net increase (decrease) in shares outstanding	(278)	1,549	19,818	(18,222)

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

	Balanced		Income
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Class A
Shares sold	72,299	303,437	19,195	81,784
Shares issued in reinvestment of distributions	4,007	8,619	2,522	4,440
Shares redeemed	(77,852)	(94,261)	(30,096)	(69,943)
Net increase (decrease) in shares outstanding	(1,546)	217,795	(8,379)	16,281
Institutional Class
Shares sold	20,530	261,176	15,992	298,391
Shares issued in reinvestment of distributions	4,051	10,708	7,608	13,555
Shares redeemed	(115,436)	(148,116)	(48,593)	(312,202)
Net increase (decrease) in shares outstanding	(90,855)	123,768	(24,993)	(256)
Class C
Shares sold	66,759	114,578	44,374	25,211
Shares issued in reinvestment of distributions	817	1,291	1,754	1,515
Shares redeemed	(18,312)	(16,355)	(4,409)	(8,513)
Net increase (decrease) in shares outstanding	49,264	99,514	41,719	18,213

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Financial Highlights

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Growth Portfolio
Class A
Period Ended June 30, 2013 (Unaudited)	$11.33	$0.04	$1.26	$1.30	$0.03	$–	$–	$0.03
Year Ended December 31, 2012	10.30	0.11	1.02	1.13	0.10	–	–	0.10
Year Ended December 31, 2011	10.89	0.12	(0.61)	(0.49)	0.07	0.03	–	0.10
Period Ended December 31, 2010[5]	10.00	0.13	0.86	0.99	0.10	–	–	0.10
Institutional Class
Period Ended June 30, 2013 (Unaudited)	$11.37	$0.05	$1.27	$1.32	$0.04	$–	$–	$0.04
Year Ended December 31, 2012	10.34	0.12	1.04	1.16	0.13	–	–	0.13
Year Ended December 31, 2011	10.91	0.14	(0.59)	(0.45)	0.09	0.03	–	0.12
Period Ended December 31, 2010[5]	10.00	0.13	0.90	1.03	0.12	–	–	0.12
Class C
Period Ended June 30, 2013 (Unaudited)	$11.31	$–	$1.25	$1.25	$–	$–	$–	$–
Year Ended December 31, 2012	10.29	0.02	1.03	1.05	0.03	–	–	0.03
Year Ended December 31, 2011	10.88	0.03	(0.58)	(0.55)	0.01	0.03	–	0.04
Period Ended December 31, 2010[5]	10.00	0.04	0.88	0.92	0.04	–	–	0.04
Growth and Income Portfolio
Class A
Period Ended June 30, 2013 (Unaudited)	$11.30	$0.08	$1.00	$1.08	$0.06	$–	$–	$0.06
Year Ended December 31, 2012	10.38	0.18	0.91	1.09	0.17	–	–	0.17
Year Ended December 31, 2011	10.80	0.20	(0.43)	(0.23)	0.19	0.00[6]	–	0.19
Period Ended December 31, 2010[5]	10.00	0.25	0.72	0.97	0.17	–	–	0.17
Institutional Class
Period Ended June 30, 2013 (Unaudited)	$11.30	$0.10	$0.99	$1.09	$0.07	$–	$–	$0.07
Year Ended December 31, 2012	10.37	0.20	0.93	1.13	0.20	–	–	0.20
Year Ended December 31, 2011	10.80	0.22	(0.44)	(0.22)	0.21	0.00[6]	–	0.21
Period Ended December 31, 2010[5]	10.00	0.22	0.76	0.98	0.19	–	–	0.19
Class C
Period Ended June 30, 2013 (Unaudited)	$11.27	$0.03	$1.10	$1.13	$0.02	$–	$–	$0.11
Year Ended December 31, 2012	10.34	0.09	0.95	1.04	0.08	–	–	0.11
Year Ended December 31, 2011	10.78	0.11	(0.44)	(0.33)	0.11	0.00[6]	–	0.11
Period Ended December 31, 2010[5]	10.00	0.14	0.75	0.89	0.11	–	–	0.11

Selected data for a share outstanding throughout each period

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Commencement of operations—January 4, 2010

6  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $ 000's)	Net expenses including reimbursements and waivers	Net investment income	Net expenses before voluntary waivers	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Growth Portfolio
Class A
Period Ended June 30, 2013 (Unaudited)	$12.60	11.46%	$9,336	1.32%	0.64%	1.44%	3.22%	30%
Year Ended December 31, 2012	11.33	11.04%	9,751	1.32%	1.04%	1.44%	3.19%	45%
Year Ended December 31, 2011	10.30	(4.50%)	1,463	1.19%	1.09%	1.44%	6.37%	53%
Period Ended December 31, 2010[5]	10.89	9.96%	768	1.23%	1.32%	1.55%	8.40%	40%
Institutional Class
Period Ended June 30, 2013 (Unaudited)	$12.65	11.64%	$1,702	1.07%	0.89%	1.19%	2.97%	30%
Year Ended December 31, 2012	11.37	11.24%	1,753	1.06%	1.12%	1.19%	2.94%	45%
Year Ended December 31, 2011	10.34	(4.12%)	2,582	0.94%	1.27%	1.19%	6.12%	53%
Period Ended December 31, 2010[5]	10.91	10.33%	2,579	0.98%	1.32%	1.30%	8.15%	40%
Class C
Period Ended June 30, 2013 (Unaudited)	$12.56	11.05%	$1,849	2.07%	-0.08%	2.19%	3.97%	30%
Year Ended December 31, 2012	11.31	10.15%	1,667	2.06%	0.21%	2.19%	3.93%	45%
Year Ended December 31, 2011	10.29	(5.10%)	1,501	1.94%	0.27%	2.19%	7.12%	53%
Period Ended December 31, 2010[5]	10.88	9.16%	1,324	1.98%	0.43%	2.30%	9.15%	40%
Growth and Income Portfolio
Class A
Period Ended June 30, 2013 (Unaudited)	$12.32	9.56%	$4,281	1.13%	1.29%	1.34%	3.35%	33%
Year Ended December 31, 2012	11.30	10.60%	3,618	1.13%	1.64%	1.34%	3.61%	48%
Year Ended December 31, 2011	10.38	(2.16%)	2,460	1.00%	1.84%	1.34%	4.12%	51%
Period Ended December 31, 2010[5]	10.80	9.79%	2,068	1.08%	2.42%	1.49%	5.17%	30%
Institutional Class
Period Ended June 30, 2013 (Unaudited)	$12.32	9.68%	$6,944	0.88%	1.59%	1.09%	3.10%	33%
Year Ended December 31, 2012	11.30	10.96%	5,286	0.88%	1.86%	1.09%	3.36%	48%
Year Ended December 31, 2011	10.37	(2.01%)	4,785	0.78%	2.07%	1.09%	3.89%	51%
Period Ended December 31, 2010[5]	10.80	9.93%	4,705	0.83%	2.18%	1.24%	4.92%	30%
Class C
Period Ended June 30, 2013 (Unaudited)	$12.29	9.22%	$2,686	1.88%	0.54%	2.09%	4.10%	33%
Year Ended December 31, 2012	11.27	9.80%	2,240	1.88%	0.84%	2.09%	4.35%	48%
Year Ended December 31, 2011	10.34	(3.01%)	2,244	1.79%	1.08%	2.09%	4.91%	51%
Period Ended December 31, 2010[5]	10.78	8.93%	1,516	1.83%	1.36%	2.24%	5.93%	30%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Financial Highlights, continued

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Balanced Portfolio
Class A
Period Ended June 30, 2013 (Unaudited)	$11.22	$0.07	$0.68	$0.75	$0.07	$0.00[6]	$–	$0.07
Year Ended December 31, 2012	10.45	0.19	0.75	0.94	0.16	0.01	–	0.17
Year Ended December 31, 2011	10.57	0.22	(0.10)	0.12	0.20	0.04	–	0.24
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.17	–	–	0.17
Institutional Class
Period Ended June 30, 2013 (Unaudited)	$11.23	$0.09	$0.69	$0.78	$0.09	$0.00[6]	$–	$0.09
Year Ended December 31, 2012	10.46	0.22	0.74	0.96	0.18	0.01	–	0.19
Year Ended December 31, 2011	10.58	0.24	(0.10)	0.14	0.22	0.04	–	0.26
Period Ended December 31, 2010[5]	10.00	0.21	0.56	0.77	0.19	–	–	0.19
Class C
Period Ended June 30, 2013 (Unaudited)	$11.14	$0.03	$0.68	$0.71	$0.04	$0.00[6]	$–	$0.04
Year Ended December 31, 2012	10.39	0.11	0.74	0.85	0.09	0.01	–	0.10
Year Ended December 31, 2011	10.53	0.14	(0.10)	0.04	0.14	0.04	–	0.18
Period Ended December 31, 2010[5]	10.00	0.13	0.53	0.66	0.13	–	–	0.13
Income Portfolio
Class A
Period Ended June 30, 2013 (Unaudited)	$10.92	$0.10	$0.27	$0.37	$0.09	$0.10	$–	$0.19
Year Ended December 31, 2012	10.51	0.22	0.51	0.73	0.22	0.10	–	0.32
Year Ended December 31, 2011	10.55	0.25	0.02	0.27	0.24	0.07	–	0.31
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.19	–	–	0.19
Institutional Class
Period Ended June 30, 2013 (Unaudited)	$10.93	$0.11	$0.28	$0.39	$0.11	$0.10	$–	$0.21
Year Ended December 31, 2012	10.52	0.24	0.52	0.76	0.25	0.10	–	0.35
Year Ended December 31, 2011	10.56	0.28	0.01	0.29	0.26	0.07	–	0.33
Period Ended December 31, 2010[5]	10.00	0.22	0.54	0.76	0.20	–	–	0.20
Class C
Period Ended June 30, 2013 (Unaudited)	$10.82	$0.06	$0.26	$0.32	$0.06	$0.10	$–	$0.16
Year Ended December 31, 2012	10.42	0.14	0.51	0.65	0.15	0.10	–	0.25
Year Ended December 31, 2011	10.50	0.18	0.01	0.19	0.20	0.07	–	0.27
Period Ended December 31, 2010[5]	10.00	0.13	0.52	0.65	0.15	–	–	0.15
1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Commencement of operations—January 4, 2010

6  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $ 000's)	Net expenses including reimbursements and waivers	Net investment income	Net expenses before voluntary waivers	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced Portfolio
Class A
Period Ended June 30, 2013 (Unaudited)	$11.90	6.77%	$7,585	1.11%	1.25%	1.24%	2.67%	31%
Year Ended December 31, 2012	11.22	9.02%	7,167	1.08%	1.75%	1.24%	3.02%	42%
Year Ended December 31, 2011	10.45	1.04%	4,399	1.01%	2.07%	1.24%	4.24%	46%
Period Ended December 31, 2010[5]	10.57	7.50%	2,071	1.10%	2.05%	1.41%	5.19%	36%
Institutional Class
Period Ended June 30, 2013 (Unaudited)	$11.92	6.97%	$6,523	0.86%	1.46%	0.99%	2.42%	31%
Year Ended December 31, 2012	11.23	9.26%	7,169	0.83%	1.99%	0.99%	2.77%	42%
Year Ended December 31, 2011	10.46	1.24%	5,380	0.76%	2.27%	0.99%	4.02%	46%
Period Ended December 31, 2010[5]	10.58	7.74%	5,292	0.85%	2.09%	1.16%	4.93%	36%
Class C
Period Ended June 30, 2013 (Unaudited)	$11.81	6.39%	$2,816	1.86%	0.54%	1.99%	3.42%	31%
Year Ended December 31, 2012	11.14	8.17%	2,108	1.83%	1.02%	1.99%	3.77%	42%
Year Ended December 31, 2011	10.39	0.28%	931	1.76%	1.30%	1.99%	5.00%	46%
Period Ended December 31, 2010[5]	10.53	6.68%	390	1.85%	1.34%	2.16%	5.94%	36%
Income Portfolio
Class A
Period Ended June 30, 2013 (Unaudited)	$11.10	3.44%	$1,772	1.01%	1.73%	1.14%	4.42%	32%
Year Ended December 31, 2012	10.92	6.99%	1,835	1.00%	2.01%	1.14%	4.34%	84%
Year Ended December 31, 2011	10.51	2.51%	1,596	0.95%	2.35%	1.14%	5.64%	45%
Period Ended December 31, 2010[5]	10.55	7.46%	1,164	1.10%	2.04%	1.33%	6.67%	27%
Institutional Class
Period Ended June 30, 2013 (Unaudited)	$11.11	3.56%	$4,561	0.76%	1.97%	0.89%	4.17%	32%
Year Ended December 31, 2012	10.93	7.23%	4,761	0.75%	2.25%	0.89%	4.08%	84%
Year Ended December 31, 2011	10.52	2.74%	4,586	0.70%	2.61%	0.89%	5.41%	45%
Period Ended December 31, 2010[5]	10.56	7.68%	4,107	0.85%	2.14%	1.08%	6.41%	27%
Class C
Period Ended June 30, 2013 (Unaudited)	$10.98	3.03%	$1,354	1.76%	1.02%	1.89%	5.17%	32%
Year Ended December 31, 2012	10.82	6.23%	882	1.75%	1.27%	1.89%	5.09%	84%
Year Ended December 31, 2011	10.42	1.78%	661	1.70%	1.68%	1.89%	6.35%	45%
Period Ended December 31, 2010[5]	10.50	6.54%	27	1.85%	1.27%	2.08%	7.41%	27%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2013, the Trust offered eleven investment funds.

These financial statements relate only to the ESG Managers Growth Portfolio (the "Growth Portfolio", formerly the Aggressive Growth Portfolio), ESG Managers Growth and Income Portfolio (the "Growth and Income Portfolio", formerly the Growth Portfolio), ESG Managers Balanced Portfolio (the "Balanced Portfolio", formerly the Moderate Portfolio), and ESG Managers Income Portfolio (the "Income Portfolio", formerly the Conservative Portfolio) (each a "Fund" and collectively, the "Funds"), each a diversified series of the Trust. The Funds described herein commenced operations on January 4, 2010.

Each Fund has three classes of shares—Class A Shares, Institutional Class Shares and Class C Shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds use multiple managers ("Sleeve Subadvisers") to seek to achieve their investment objectives, and each Sleeve Subadviser seeks to invest the assets of its sleeve(s) in securities consistent with its investment strategy (e.g., large cap growth, small cap value, intermediate term bond) and within the parameters established by Morningstar Associates, LLC for the Funds. Each Sleeve Subadviser also invests the assets of its sleeve(s) in accordance with sustainability or environmental, social and governance ("ESG") criteria. The Sleeve Subadvisers include experienced managers of mutual funds and separately managed accounts that also follow ESG criteria. These funds or separate accounts serve as models upon which Morningstar Associates, LLC has designed the sleeves' investment parameters. Allocation of assets among Sleeve Subadvisers is based on such factors as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations

64

June 30, 2013

Notes to Financial Statements (Unaudited), continued

and other economic factors. Pax World Management, LLC (the "Adviser") and Morningstar Associates may periodically adjust asset allocations to favor those Sleeve Subadvisers that the Adviser and Morningstar Associates believe will provide the most favorable outlook for achieving a Fund's investment objective. As a result, it is not possible to predict the extent to which any Fund's assets will be invested by (or based upon the recommendations of) a particular Sleeve Subadviser at any time and one or more Sleeve Subadvisers may not be advising any assets for a particular Fund at any given time.

The Growth Portfolio's primary investment objective is to seek long-term capital appreciation. The portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs") almost all of its total assets in equity securities (e.g., stocks), although it may invest a small portion (generally less than 10%) of its total assets in fixed income securities. The Growth Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Growth and Income Portfolio's investment objective is to seek long-term capital appreciation plus current income. Under normal market conditions, the Growth and Income Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) most of its total assets in equity securities (e.g., stocks) that pay current dividends and that the Adviser or a Sleeve Subadviser (as defined below) believes have the potential for capital appreciation, although, it may invest a portion of its assets (generally less than twenty percent) in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Growth and Income Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Balanced Portfolio's primary investment objective is to seek long-term capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the Balanced Portfolio seeks current income. Under normal market conditions, the Balanced Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) approximately 60%-75% of its total assets in equity securities (e.g., stocks) and approximately 25%-40% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds), depending on market conditions. The Balanced Portfolio may invest up to 80% of its total assets in equity securities and up to 60% of its total assets in fixed income securities. The Balanced Portfolio may invest in domestic securities as well as

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securities of non-U.S. issuers, including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

The Income Portfolio's primary investment objective is to maximize current income while preserving capital. As a secondary objective and to the extent consistent with its primary investment objective, the Income Portfolio seeks capital appreciation. Under normal market conditions, the Income Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) at least 65% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Income Portfolio may invest up to 100% of its total assets in fixed income securities and up to 50% of its total assets in equity securities. The Income Portfolio may invest in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading,

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clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural

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disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At June 30, 2013, no management-appraised fair valued securities were held by any of the Funds.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 –  quoted prices in active markets for identical investments

• Level 2 –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

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• Level 3 –  significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Mutual Fund Investments Investments in mutual funds are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

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The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2013:

	Level One	Level Two	Level Three	Totals
Growth
Common Stocks—Domestic	$7,759,632	$—	$—	$7,759,632
Common Stocks—Foreign	1,105,218	238,172	—	1,343,390
Affiliated Investment Companies	2,379,348	—	—	2,379,348
Unaffiliated Investment Companies	693,524	—	—	693,524
Cash Equivalents	—	252,000	—	252,000
Total	$11,937,722	$490,172	$—	$12,427,894
Growth and Income
Common Stocks—Domestic	$7,380,044	$—	$—	$7,380,044
Common Stocks—Foreign	1,116,119	210,404	—	1,326,523
Affiliated Investment Companies	2,256,174	—	—	2,256,174
Unaffiliated Investment Companies	1,786,848	—	—	1,786,848
Corporate Bonds	—	238,724	—	238,724
U.S. Govt Agency Bonds	—	94,865	—	94,865
Government Bonds	—	21,030	—	21,030
U.S. Treasury Notes	—	123,444	—	123,444
Mortgage-Backed Securities	—	123,843	—	123,843
Cash Equivalents	—	221,000	—	221,000
Total	$12,539,185	$1,033,310	$—	$13,572,495
Balanced
Common Stocks—Domestic	$6,995,369	$—	$—	$6,995,369
Common Stocks—Foreign	1,014,564	170,876	—	1,185,440
Affiliated Investment Companies	1,955,576	—	—	1,955,576
Unaffiliated Investment Companies	4,139,593	—	—	4,139,593
Corporate Bonds	—	823,262	—	823,262
U.S. Govt Agency Bonds	—	391,432	—	391,432
Government Bonds	—	63,434	—	63,434
U.S. Treasury Notes	—	370,687	—	370,687
Mortgage-Backed Securities	—	463,183	—	463,183
Cash Equivalents	—	229,000	—	229,000
Total	$14,105,102	$2,511,874	$—	$16,616,976

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	Level One	Level Two	Level Three	Totals
Income
Common Stocks—Domestic	$1,911,541	$—	$—	$1,911,541
Common Stocks—Foreign	290,538	59,581	—	350,119
Affiliated Investment Companies	599,107	—	—	599,107
Unaffiliated Investment Companies	2,996,106	—	—	2,996,106
Corporate Bonds	—	807,895	—	807,895
U.S. Govt Agency Bonds	—	321,786	—	321,786
Government Bonds	—	63,434	—	63,434
Mortgage-Backed Securities	—	464,565	—	464,565
Total	$5,797,292	$1,717,261	$—	$7,514,553

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, transfers from Level 1 to Level 2 due to utilization of a pricing vendor's fair value pricing of foreign securities were: $7,075 for the Growth Portfolio, $6,172 for the Growth and Income Portfolio, $4,817 for the Balanced Portfolio and $1,731 for the Income Portfolio.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

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Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign

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currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Management Contract") with the Adviser. Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

Fund	Average Net Asset Value of Fund
Growth	0.90%
Growth and Income	0.85%
Balanced	0.80%
Income	0.75%

The Adviser has entered into an Asset Allocation Agreement with Morningstar Associates, whereby Morningstar Associates, subject to the supervision of the Board of Trustees of the Trust and the Adviser, is responsible for certain portfolio construction services for the Funds.

Pursuant to the Asset Allocation Agreement, Morningstar Associates has contracted to have supervisory responsibility for: (i) the implementation of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to each Sleeve Subadviser and/or the Adviser, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of hiring, termination and replacement of Sleeve Subadvisers to manage the assets of each Fund, and (iv) overseeing and monitoring the ongoing performance of Sleeve Subadvisers

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of each Fund, including their compliance with the investment objectives, policies and restrictions of the relevant Fund. For its services under the Asset Allocation Agreement, Morningstar Associates receives from the Adviser a fee based on a percentage of each applicable Fund's average daily net assets from the Adviser's advisory fee (the "Lead Subadvisory fee") at an annual rate of 0.15%

Pursuant to Subadvisory Contracts, the Sleeve Subadvisers manage the Funds' portfolios of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Funds, the Adviser, and Morningstar Associates. For their services under their respective Subadvisory Contracts, each Sleeve Subadviser receives from the Adviser a fee based on a percentage of the applicable sleeve's average daily net assets from the Adviser's advisory fee (the "Subadvisory fees").

Payment of fees to Morningstar and the Sleeve Subadvisers is the responsibility of the Adviser, and is not an additional expense of the Funds.

During the period, the Adviser voluntarily waived advisory fees related to a portion of the initial seed investment and also related to a portion of the acquired fund fees for investments in other mutual funds managed by the Adviser. For the period ended June 30, 2013, the Funds incurred the following advisory fees and fee waivers:

Fund	Gross Advisory Fees	Advisory Fees Waived	Net Advisory Fee
Growth	$57,681	$7,584	$50,097
Growth and Income	52,343	13,121	39,222
Balanced	69,224	11,065	58,159
Income	28,791	4,799	23,992

The Adviser has contractually agreed to reimburse Funds to the extent that each Fund's respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

Fund	Class A	Institutional	Class C
Growth	1.44%	1.19%	2.19%
Growth and Income	1.34%	1.09%	2.09%
Balanced	1.24%	0.99%	1.99%
Income	1.14%	0.89%	1.89%

The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2015.

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Such expenses include (i) investment advisory and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended June 30, 2013, the dollar amounts of expense reimbursements for each of the Funds were as follows:

	Total Expense Reimbursement by Adviser
Fund	Class A	Institutional	Class C
Growth	$83,042	$12,235	$15,909
Growth and Income	41,049	57,020	25,726
Balanced	53,557	51,493	18,281
Income	29,681	78,169	18,064

Each Fund has adopted a plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act that allows it to pay distribution fees for the sale and distribution of its Class A and Class C shares and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. The Funds' distributor may pay all or any portion of the distribution fee to securities dealers or other organizations (including, but not limited to, any affiliate of the distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, and may retain all or any portion of the distribution fee as compensation for the distributor's services as principal underwriter of the indicated shares of such Fund. The annual fees may equal up to 0.25% for Class A or up to 0.75% for Class C of the average daily net assets allocable to such classes of shares of a Fund.

In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a "Services Plan") with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

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NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2013 were as follows:

	Purchases		Sales
Fund	Investments*	US Govt Bonds	Investments*	US Govt Bonds
Growth	$3,779,238	$—	$5,975,850	$—
Growth and Income	5,347,172	35,043	3,887,668	88,755
Balanced	5,118,894	115,260	5,470,505	109,179
Income	2,295,600	115,176	2,316,677	139,215

*Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at June 30, 2013 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2013 were as follows for the Funds:

	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Growth	$10,605,017	$1,932,036	$109,160	$1,822,876
Growth and Income	12,009,609	1,736,892	174,007	1,562,885
Balanced	14,992,520	1,853,953	229,496	1,624,457
Income	7,079,155	551,853	116,455	435,398

At June 30, 2013, the Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Income Portfolio had unrealized foreign currency gains of $10, $31, $25 and $17, respectively.

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The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At June 30, 2013, the Funds held the following investments in affiliated companies:

Fund	Shares Held at 6/30/13	Value at 12/31/12	Gross Additions	Gross Reductions	Value at 6/30/13	Income Distributions
Growth Portfolio
Pax MSCI EAFE ESG Index ETF	37,688	$610,029	$412,460	$79,916	$972,727	$14,964
Pax MSCI North America ESG Index ETF	—	2,319,683	—	2,565,857	—	—
Pax World Global Environmental Markets Fund	17,000	196,113	2,058	31,000	183,085	1,335
Pax World International Fund	61,134	669,729	5,875	180,513	497,017	5,875
Pax World Small Cap Fund	57,206	—	694,969	—	726,519	6,203
Total		$3,795,554	$1,115,362	$2,857,286	$2,379,348	$28,377
Growth and Income Portfolio
Pax MSCI EAFE ESG Index ETF	29,348	$399,023	$389,118	$49,856	$757,472	$11,653
Pax MSCI North America ESG Index ETF	—	1,547,077	—	1,720,222	—	—
Pax World Balanced Fund	211	43,492	44	40,000	5,258	44
Pax World Global Environmental Markets Fund	24,937	237,209	26,312	15,000	268,567	1,958
Pax World High Yield Bond Fund	61,387	469,683	35,231	44,484	452,419	15,057
Pax World International Fund	25,007	345,557	21,383	166,315	203,306	2,383
Pax World Small Cap Fund	44,815	—	543,661	—	569,152	5,254
Total		$3,042,041	$1,015,749	$2,035,877	$2,256,174	$36,349
Balanced Portfolio
Pax MSCI EAFE ESG Index ETF	26,714	$448,484	$319,113	$104,855	$689,488	$10,607
Pax MSCI North America ESG Index ETF	—	1,512,185	—	1,678,641	—	—
Pax World Balanced Fund	563	547,734	7,438	579,140	14,005	499
Pax World Global Environmental Markets Fund	20,819	221,045	1,634	18,000	224,225	1,634
Pax World High Yield Bond Fund	56,611	471,544	15,224	61,982	417,226	15,051
Pax World International Fund	1,657	148,601	687	138,855	13,469	687
Pax World Small Cap Fund	47,021	—	582,970	15,000	597,163	5,454
Total		$3,349,593	$927,066	$2,596,473	$1,955,576	$33,932

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Fund	Shares Held at 6/30/13	Value at 12/31/12	Gross Additions	Gross Reductions	Value at 6/30/13	Income Distributions
Income Portfolio
Pax MSCI EAFE ESG Index ETF	10,112	$160,393	$92,517	$—	$260,991	$4,015
Pax MSCI North America ESG Index ETF	—	507,182	—	564,191	—	—
Pax World Balanced Fund	1,061	199,926	446	186,450	26,377	391
Pax World Global Environmental Markets Fund	8,975	63,543	27,705	—	96,665	705
Pax World High Yield Bond Fund	13,933	233,950	6,198	137,048	102,683	6,196
Pax World International Fund	1,269	31,493	120	21,642	10,315	120
Pax World Small Cap Fund	8,037	—	97,849	—	102,076	936
Total		$1,196,487	$224,835	$909,331	$599,107	$12,363

Income distributions from affiliates are included as dividend income on the Statement of Operations. Dividends are reinvested, with reinvestment amount included under Gross Additions column above.

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral is held by a third party, which the Funds may not recall. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. Without regard to the underlying holdings of affiliated investment companies in which the Funds invest, at June 30, 2013, the Funds did not directly hold any securities exempt from registration under Rule 144A of the Act.

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A Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices. Without regard to the underlying holdings of affiliated investment companies in which the Funds invest, at June 30, 2013, the Funds did not directly hold any securities which were deemed illiquid.

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2013 and 2012 was as follows:

	Paid in 2013		Paid in 2012
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Growth	$26,461	$—	$116,935	$—
Growth and Income	65,181	—	161,914	—
Balanced	103,490	6,679	223,423	10,207
Income	65,463	70,213	188,587	29,260

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years.

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As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

As of December 31, 2012, the Funds carried forward remaining losses as follows:

	No Expiration
Fund	Short-term	Long-term
Growth	$70,708	$78,385
Growth and Income	1,313	—
Balanced	—	—
Income	—	—

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2010 through 2012). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended June 30, 2013, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Board Approval of Advisory Agreements

Review Process. The 1940 Act requires that the Trustees request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Management Contract. Similarly, the 1940 Act requires that the Trustees request and evaluate, and that each of Morningstar Associates, LLC ("Morningstar"), Access Capital Strategies, Ariel Investments, LLC, ClearBridge Advisors, LLC, Community Capital Management, Inc., Everence Capital Management, Miller/Howard Investments, Inc., Neuberger Berman Management, LLC, Parnassus Investments and Portfolio 21 Investments (each a "Subadviser" and collectively, the "Subadvisers") furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of its respective subadvisory contract (each a "Subadvisory Contract" and collectively, the "Subadvisory Contracts") among the Trust, the Adviser and such Subadviser. The Trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the "Independent Trustees") met in person in March and June of 2013 for the purpose of considering the

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Management Contract and each Subadvisory Contract (the "contract review meetings"). In addition, the Trustees consider matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser and each Subadviser.

During the course of the contract review meetings, the Trustees met and discussed the Management Contract and each Subadvisory Contract with representatives of the Adviser. The Independent Trustees were assisted in their evaluation of the Management Contract and each Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees' conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contract and each Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser and each Subadviser. They considered the terms of the Management Contract and each Subadvisory

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Contract and received and considered information provided by management that described, among other matters:

•  the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•  the investment program used by the Adviser and each Subadviser to manage the Funds;

•  possible conflicts of interest and fall-out benefits,

•  brokerage practices,

•  the compliance functions of the Adviser,

•  financial results, assets under management and other information relating to the financial resources of the Adviser, and

•  information relating to portfolio manager compensation.

In addition to considering the Funds' investment performance (see below), the Trustees considered, among other matters, the Adviser's general oversight of the Trust. They also took into account information concerning the investment philosophies and investment processes used by the Adviser and each Subadviser in managing the Funds as well as their in-house investment and social research capabilities. They also considered various investment resources available to the Adviser and each Subadviser, including research services acquired with "soft dollars" available to the Adviser and each Subadviser as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds' third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser's compliance and operational functions, as well as the resources being devoted by the Adviser to such functions.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contract and each Subadvisory Contract, that the scope of the services provided to each Fund by the Adviser under the Management Contract, and to each Fund by its applicable Subadvisers, was consistent with such Fund's operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services

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currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser and each applicable Subadviser to each Fund were sufficient to warrant approval of the Management Contract and each Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. ("Lipper") regarding the total return investment performance of each Fund, comparing each such Fund's investment results with those of other mutual funds identified by Lipper as having the same investment classification over the 1-year and 3-year periods ended March 31, 2013. The Independent Trustees considered that the ESG Managers Growth and Income Portfolio had outperformed its Lipper peer group median for both periods, while the ESG Managers Growth, ESG Managers Balanced and ESG Managers Income Portfolios had outperformed their Lipper peer group medians for the 1-year period and had underperformed their Lipper peer group medians for the 3-year period. The Trustees, including the Independent Trustees, also considered the performance of the sleeve(s) of each Fund managed by each Subadviser (other than Morningstar) relative to their respective benchmark indices, as well as the performance of Morningstar in allocating each Fund's assets for investment among the applicable Subadvisers. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ sustainable and/or socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund, which includes performance relative to one or more selected securities indices or other benchmarks. Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and each Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract and each Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser, and the subadvisory fees paid to each Subadviser by the Adviser, as well as each Fund's

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distribution and service (Rule 12b-1) fees, "other expenses" and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of other mutual funds identified by Lipper as having the same investment classification. The Independent Trustees considered that although the total expenses including Acquired Fund Fees and Expenses (after giving effect to the expense reimbursements described below) for the ESG Managers Growth, ESG Managers Balanced and ESG Managers Income Portfolios exceeded the median total expenses of their Lipper peer groups, each Fund's management fees (after giving effect to the expense reimbursements described below) were below the median management fees of its Lipper peer group. In connection with their review, the Trustees considered the Adviser's agreement to reimburse each Fund to the extent that such Fund's ordinary operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses other than those attributable to advisory fees indirectly borne by the Fund through its investment in funds (other than exchange-traded funds) advised by the Adviser) through December 31, 2015 exceed a percentage of average net assets per annum of each share class as follows:

Growth Portfolio	Class A	1.44%
	Class C	2.19%
	Institutional Class	1.19%
Growth and Income Portfolio	Class A	1.34%
	Class C	2.09%
	Institutional Class	1.09%
Balanced Portfolio	Class A	1.24%
	Class C	1.99%
	Institutional Class	0.99%
Income Portfolio	Class A	1.14%
	Class C	1.89%
	Institutional Class	0.89%

The Trustees considered the expenses indirectly borne by the Funds through their investment in other funds (including funds advised by the Adviser or a Subadviser), and the extent to which the services provided by the Adviser or Subadviser to such funds afforded the Funds access to a more diversified investment portfolio than would otherwise have been practicable in light of the Funds' current asset levels. The Trustees noted that the Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services

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Notes to Financial Statements (Unaudited), continued

provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds. The Trustees observed that the Funds' advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and each Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and each Subadviser in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the reimbursement agreements described above.

Costs of Services Provided and Profitability. The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser's relationship with the Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund by the Adviser, and the profitability to the Adviser of its advisory relationship with each Fund, in each case for the year ended December 31, 2012. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Adviser's capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser's level of profitability from its relationship with the Trust was not excessive. The Trustees did not consider the profitability of any Subadvisory Contract because the structure of each Subadvisory Contract is such that any profits to the applicable Subadviser under such contracts reduce the profitability of the Adviser, and the fees payable under each Subadvisory Contract are the product of arm's-length bargaining between the applicable Subadviser and the Adviser.

Possible Fall-Out Benefits. The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser and each Subadviser from their relationships with the Trust, including reputational and other "fall out" benefits. During the course of the year, the Trustees received presentations from the Adviser, and information from each

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Notes to Financial Statements (Unaudited), continued

Subadviser, about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser's profitability, and concluded that such benefits were not excessive.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Adviser and each Subadviser may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that, as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Trustees noted that, in light of the small size and relatively recent launch of the Funds, the Funds did not yet appear to have achieved significant economies of scale. The Trustees concluded that the Funds' overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders, the Adviser and each Subadviser of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract and each Subadvisory Contract was in the best interests of the Funds and should be approved.

NOTE F—Proxy Voting

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 877.374.7678, or within the Statement of Additional Information available on ESG Managers' website at www.esgmanagers.com or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning ESG Managers (toll-free) at

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Notes to Financial Statements (Unaudited), continued

877.374.7678 or visiting ESG Managers' website at www.esgmanagers.com and will be available without charge by visiting the SEC's website at www.sec.gov.

NOTE G—Quarterly Portfolio Holdings Disclosure

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting ESG Managers' website at www.esgmanagers.com or telephoning ESG Managers (toll-free) at 877.374.7678.

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The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 877.374.7678 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.esgmanagers.com.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the ESG Managers® Portfolios only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 877.374.7678, e-mailing info@esgmanagers.com or visiting www.esgmanagers.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 877.374.7678 or visit www.esgmanagers.com.

Distributor: ALPS Distributors, Inc. member of FINRA (8/13).

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30 Penhallow Street, Suite 400
Portsmouth NH 03801

877.374.7678
www.esgmanagers.com

PAX003468

PAX WORLD BALANCED FUND
Individual Investor Class (PAXWX) Institutional Class (PAXIX) Class R (PAXRX)
PAX WORLD GROWTH FUND
Class A (PXGAX) Individual Investor Class (PXWGX) Institutional Class (PWGIX) Class R (PXGRX)
PAX WORLD SMALL CAP FUND
Class A (PXSAX) Individual Investor Class (PXSCX) Institutional Class (PXSIX) Class R (PXSRX)
PAX WORLD INTERNATIONAL FUND
Individual Investor Class (PXINX) Institutional Class (PXNIX) Class R (PXIRX)
PAX WORLD HIGH YIELD BOND FUND
Class A (PXHAX) Individual Investor Class (PAXHX) Institutional Class (PXHIX) Class R (PXHRX)
PAX WORLD GLOBAL WOMEN'S EQUALITY FUND
Individual Investor Class (PXWEX) Institutional Class (PXWIX)
PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
Class A (PXEAX) Individual Investor Class (PGRNX) Institutional Class (PGINX) Class R (PGRGX)

SEMI-ANNUAL REPORT

June 30, 2013

Table of Contents

Letter to Shareholders	1
Portfolio Manager Comments and Highlights
Pax World Balanced Fund	5
Pax World Growth Fund	9
Pax World Small Cap Fund	13
Pax World International Fund	17
Pax World High Yield Bond Fund	21
Pax World Global Women's Equality Fund	26
Pax World Global Environmental Markets Fund	31
Sustainability Update	36
Shareholder Expense Examples	39
Schedule of Investments	42
Statements of Assets and Liabilities	64
Statements of Operations	68
Statements of Changes in Net Assets	70
Statement of Changes—Shares of Beneficial Interest	74
Financial Highlights	76
Notes to Financial Statements	84
Account Options and Services	113

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Adviser

Pax World Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services
P.O. Box 55370
Boston, MA 02205-5370

Custodian

State Street Bank
and Trust Company
1 Lincoln Street
Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President and CEO

Dear fellow shareholders,

Equity investors were treated well by the stock market during the first half of 2013. The S & P 5001 was up 13.82% while small cap stocks as represented by the Russell 20002 were up 15.86%. Global markets did not fare quite as well, with MSCI World3 up 8.43% and MSCI EAFE4 up 4.10%, while bond markets were challenged, with high yield bonds as represented by the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%)5 barely up 0.77% and the Barclays Aggregate6 actually down -2.44%.

Like markets as a whole, there was a mixed picture at Pax World, but I am pleased to report that all of our mutual funds delivered positive returns during the first six months of 2013. I am particularly pleased to report on the positive relative performance of several of our funds:

The Pax World Small Cap Fund (PXSCX) returned 20.58% for the first six months of 2013 vs. 15.86% for the Russell 2000 Index.

The Pax World Global Environmental Markets Fund (PGRNX) returned 9.19% for the first half of 2013 vs. 8.43% for the MSCI World Index.

The Pax World High Yield Bond Fund (PAXHX) returned 1.45% for the first six months of 2013 vs. 0.77% for the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index.

Additional information about the performance of these as well as our other funds is contained within this semi-annual report.

Pax World shareholders should also know that our Global Environmental Markets Fund, which has been a fossil fuel-free fund since its inception, has now become carbon neutral as well. By "carbon neutral," I mean that the Fund's investment adviser purchases independently verified offsets of the Fund's carbon emissions, which are then invested in methane re-capture to produce electricity and other projects aimed at reducing carbon emissions.

1

In addition, we recently undertook a carbon benchmarking analysis for our five largest equity funds and were able to verify that four of the five already have lower carbon intensity than their benchmark indices. Our plan is to set carbon reduction targets for each of these funds over time, as we seek to continue greening our portfolios, reduce our reliance on and investments in fossil fuels and invest in new, environmental solutions and technologies.

Climate change is the great issue of our time. Moreover, any truly effective strategy to combat climate change will likely require two fundamental elements: first, putting a price on carbon so that polluting the atmosphere is no longer free; and second, keeping a significant portion of remaining fossil-fuel reserves in the ground rather than burning them. Anticipating greater government regulation of carbon emissions, many commentators have begun to question the business models of fossil fuel companies. For example, the Carbon Tracker Initiative (www.carbontracker.org) has calculated that roughly 80% of the world's fossil fuel reserves cannot be consumed without pushing the earth's temperature beyond the 2° C increase that climate scientists believe marks the tipping point beyond which the impacts are likely to be catastrophic. This suggests that fossil fuel companies, whose valuations are based in part on known reserves, may be overvalued: when this carbon bubble bursts, their unburnable carbon could become a stranded asset and their business models may come under tremendous pressure.

So, both for purposes of combating climate change and also protecting investment portfolios from the risks embedded in fossil fuel companies, sustainable investors are increasingly searching for ways to reduce their investments in and reliance upon fossil fuel companies over time. At Pax World, we intend to be actively engaged in this effort.

We believe investors need to be part of the solution. That's what sustainable investing is all about. We can say no to the destruction of our planet just as we can say no to all-male corporate boards (as Pax World has been doing for years). We can invest in alternatives—better companies, better strategies, better outcomes. We can invest in the future, and in those companies whose technologies and solutions will help catalyze the transition to a truly sustainable global economy. This will be a long, arduous, sometimes painful journey—of that, we can be sure—but there is no doubt that it is the road we must take.

2

Thank you for investing with Pax World.

Sincerely,

Joseph F. Keefe

1The S&P 500 Index is an unmanaged index of large capitalization common stocks. One cannot invest directly in an index.

2The Russell 2000 Index is an unmanaged index and measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. One cannot invest directly in an index.

3The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

4The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

5The BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%. One cannot invest directly in an index.

6The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. One cannot invest directly in an index.

3

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value).

Performance data quoted represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance for the most recent month-end call 800.767.1729 or visit www.paxworld.com.

4

June 30, 2013

Pax World Balanced Fund

Portfolio Manager

Christopher Brown

Portfolio Manager's Comments

How did the Pax World Balanced Fund perform for the period? For the six-month period ended June 30, 2013, the Individual Investor Class, Institutional Class, and Class R shares of the Fund had total returns of 4.60%, 4.77%, and 4.49%, respectively, compared to 7.10% for the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index blend (Blended Index). For the same period the Lipper Balanced Funds Index had a total return of 5.51%.

What factors contributed to the Fund's performance? The portfolio's equity component made a positive absolute contribution to the portfolio's overall performance but underperformed relative to the Blended Index. This result was due primarily to stock selection in the information technology, financials and industrials sectors. Relative to the Barclays U.S. Aggregate Bond Index (Barclays Aggregate Index), the Fund's bond investments performed well, although both the Barclays Aggregate Index and the Fund's bond portfolio recorded negative returns for the period.

Can you discuss any significant changes to the Fund's positioning throughout the period? Equity investments targeted companies that would benefit from our expectations for a continued slow- to moderately-paced economic recovery in the U.S. In selecting equities for the portfolio during the period we were seeking to leverage accelerating business activity in housing construction and sales and automotive sales, as well as improving business conditions for financial companies. We continued to seek companies that consistently pay stock dividends to investors and historically have increased dividends over time because stock dividend yields1 continued to look attractive relative to bond yields. The durations2 of the portfolio's bond investments were shorter than the Barclays Aggregate Index as we sought to protect against interest rate risk in a rising rate environment. We also added Treasury Inflation Protected Securities and bonds that include provisions that allow for rates to reset higher when interest rates increase.

What portfolio holdings contributed positively to performance? Becton Dickinson & Co., a medical technology company, performed well, particularly in the first quarter, due to continued earnings and revenue growth. Our decision to overweight the stock relative to the Blended Index contributed positively. EQT Corp., formerly Equitable Resources, is an energy exploration and production company. Its first quarter business

5

June 30, 2013

Pax World Balanced Fund, continued

results were better than estimates and the firm increased its guidance about future production which generated higher investor confidence in the future prospects of the stock. An overweight position in financial services firm State Street Corp. contributed to performance as improvements in the U.S. economy benefited the financials sector.

What portfolio holdings detracted from performance? Rio Tinto PLC, ADR,3 a metals and mining company, was negatively impacted by falling demand for and increasing global supplies of iron ore that put downward pressure on the commodity's price. American Tower Corp. is a real estate investment trust (REIT) comprised of wireless and broadcast communication infrastructure sites. A sell-off in shares of this REIT may have been the result of profit-taking after a solid run. While fourth quarter earnings per share missed estimates due to non-recurring items, the firm's results beat estimates in most other key metrics. Analysts' views of American Tower Corp. remain generally positive for 2013. Statoil ASA, ADR is an energy company that lost value as investors sold shares of energy producers with high leverage to crude oil prices due to their fears of a slowdown in economic activity in China. A June decline in the value of the Norwegian krone compared to the U.S. dollar also negatively affected the stock value of Statoil ASA, ADR.

1Dividend yield is a financial ratio that shows how much a company pays out in dividends each year relative to its share price. In the absence of any capital gains, the dividend yield is the return on investment for a stock.

2Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

3American Depository Receipt ("ADR")

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXWX	4.60%	11.03%	11.08%	2.89%	5.49%
Institutional Class[1,2]	PAXIX	4.77%	11.34%	11.35%	3.15%	5.66%
Class R1, 3	PAXRX	4.49%	10.80%	10.80%	2.62%	5.34%
S&P 500 Index[4,8]		13.82%	20.60%	18.45%	7.01%	7.30%
Blended Index[5,6,8]		7.10%	11.69%	12.53%	6.72%	6.47%
Lipper Balanced Funds Index[7,8]		5.51%	11.70%	11.01%	5.29%	6.18%

Total returns for periods of less than one year have not been annualized.

Total annual Balanced Fund operating expenses, gross of any fee waivers or reimbursements, for Individual Investor Class, Institutional Class and Class R shares are 0.94%, 0.69% and 1.19% as of 5/1/2013.

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption

6

June 30, 2013

of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

4The S&P 500 Index is an index of large capitalization common stocks.

5The Blended Index is composed of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index.

6The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

7The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

8Unlike the Balanced Fund, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Investments
U.S. Stocks	56.3%
U.S. Bonds	31.3%
Foreign Stocks	10.1%
Foreign Bonds	1.3%
Affiliated Investment Companies & Exchange Traded Funds	0.8%
Cash & Cash Equivalents	0.2%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Becton Dickinson & Co.	3.1%
Ford Motor Co.	3.0%
Apple, Inc.	2.8%
Intuit, Inc.	2.4%
Ensco PLC, Class A	2.4%
Baker Hughes, Inc.	2.1%
EQT Corp.	2.1%
UnitedHealth Group, Inc.	2.0%
Cummins, Inc.	1.9%
Cisco Systems, Inc.	1.8%
Total	23.6%

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June 30, 2013

Pax World Balanced Fund, continued

Portfolio Highlights (Unaudited), continued

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Fixed Income	32.8%
Corporate Bonds 10.8%, Agency/Gov't Related Bonds 8.2%, Treasury Bonds 6.5%, Mortgage Backed Bonds 5.5%, Municipal Bonds 0.8%, Gov't Bonds 0.7% and Community Investing Bonds 0.3%.
Information Technology	13.4%
Industrials	10.4%
Energy	9.4%
Financials	9.3%
Consumer Discretionary	9.0%
Health Care	7.4%
Materials	4.9%
Utilities	1.7%
Consumer Staples	1.1%
Exchange Traded Funds	0.8%
Telecommunication Services	0.4%
Other	-0.6%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

8

June 30, 2013

Pax World Growth Fund

Portfolio Manager

Anthony Trzcinka, CFA

Portfolio Manager's Comments

How did the Pax World Growth Fund perform for the period? For the six-month period ended June 30, 2013, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 8.42%, 8.38%, 8.53%, and 8.25%, respectively, compared to 12.23% for the Russell 3000 Growth Index. For the same period the Lipper Multi-Cap Growth Funds Index had a total return of 12.76%.

What factors contributed to the Fund's performance? Performance of investments in the information technology, industrials and health care sectors negatively impacted the Fund's performance during the period relative to the Russell 3000 Growth Index. The biggest detracting sector was information technology, where a number of company-specific factors ranging from disappointing quarterly results, to increased competition, to declining business activity as capital spending in certain industries was restrained, to, in one case, pending legislation, negatively influenced the stock performance of certain of the portfolio's investments. The strongest contributors to the portfolio's performance relative to the index were investments in financials and consumer staples sectors.

Can you discuss any significant changes to the Fund's positioning throughout the period? We have seen improvement in housing and employment along with a pickup in auto sales in the U.S. We continue to increase the exposure of the Pax World Growth Fund to more cyclically oriented and economically sensitive sectors and stocks, maintaining overweights to energy, financials and information technology. At the same time, we are increasing allocations to health care. These additions to the portfolio are being made at pace and on a scale that we consider to be prudent in light of economic conditions outside the U.S. We expect that economic activity likely will slow in China and much of Europe remains in recession. Both of these conditions could impact business activity in the U.S.

What portfolio holdings contributed positively to performance? While we have added to our previously underweighted position in Apple, Inc., at the close of the period we were underweight as compared with the Russell 3000 Growth Index. In the six months ended June, 30, 2013, our underweight contributed to relative performance. The decline in its stock price off of a September 2012 peak was premised on disappointing holiday smartphones sales and new product pipeline

9

June 30, 2013

Pax World Growth Fund, continued

concerns. At these lower prices, we continue to consider adding to our holdings in this technology innovator. An overweight position in financial services firm State Street Corp. benefited performance as the financials sector's recovery continues. The third strongest relative contributor for the period was Thermo Fisher Scientific, Inc., which provides scientific instruments, lab equipment, and other products and services for use in research, manufacturing, and diagnostics. Fourth quarter 2012 results beat expectations for the fifth straight quarter. As anticipated, the acquisition of Life Technologies was announced in the second quarter of 2013 and is viewed by investors as a potential benefit to the bottom line at Thermo Fisher Scientific, Inc.

What portfolio holdings detracted from performance? NETGEAR, Inc., a computer networking equipment and hardware manufacturer, reported disappointing earnings for the fourth quarter of 2012 and lowered guidance for 2013. While its retail business contributed, its commercial and service provider business fell short of expectations. Rio Tinto PLC, ADR, a metals and mining corporation, was negatively impacted by falling demand for and increasing global supplies of iron ore that are driving down the commodities prices which impacted profits. Aruba Networks, Inc., a computer networking company that sells wireless local area networking (Wi-Fi) equipment, saw its stock price suffer due to weaker business results and negative trends including intensifying competition in the wireless networking technology and services segment.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWGX		8.42%	17.02%	15.50%	5.43%	6.99%
Class A1, 2, 4	PXGAX	NAV[3]	8.38%	16.98%	15.49%	5.42%	6.99%
		POP	2.39%	10.54%	13.34%	4.22%	6.39%
Institutional Class[1,5]	PWGIX		8.53%	17.34%	15.80%	5.68%	7.13%
Class R1, 6	PXGRX		8.25%	16.73%	15.19%	5.19%	6.84%
Russell 3000 Growth Index[7,9]			12.23%	17.56%	18.78%	7.58%	7.57%
Lipper Multi-Cap Growth Funds Index[8,9]			12.76%	19.55%	17.10%	6.05%	7.79%

Total returns for periods of less than one year have not been annualized.

Total annual Growth Fund operating expenses, gross of any fee waivers or reimbursements, for Individual Investor Class, Class A, Institutional Class and Class R shares are 1.44%, 1.44%, 1.19% and 1.69%, respectively, as of 5/1/2013. The Growth Fund's investment adviser has contractually agreed to reimburse

10

June 30, 2013

expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Investor Class, Institutional Class and R Class shares of the Growth Fund to the extent such expenses exceed 1.29%, 1.29%, 1.04% and 1.54% of the average daily net assets of Individual Investor Class, Class A, Institutional Class and Class R shares, respectively. This reimbursement arrangement will remain in effect until at least December 31, 2015.

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and, other than for Individual Investor Class shares, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

6Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

7The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

8The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

9Unlike the Growth Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Investments
U.S. Stocks	85.7%
Foreign Stocks	11.4%
Cash & Cash Equivalents	2.9%
Total	100.0%

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June 30, 2013

Pax World Growth Fund, continued

Portfolio Highlights (Unaudited), continued

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	3.5%
Google, Inc., Class A	2.7%
PepsiCo, Inc.	1.9%
VF Corp.	1.8%
General Mills, Inc.	1.8%
3M Co.	1.7%
Thermo Fisher Scientific, Inc.	1.7%
State Street Corp.	1.7%
NIKE, Inc., Class B	1.6%
IBM	1.6%
Total	20.0%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Information Technology	28.2%
Consumer Discretionary	14.8%
Industrials	12.6%
Health Care	12.4%
Consumer Staples	9.2%
Financials	8.1%
Energy	5.9%
Materials	3.5%
Utilities	1.2%
Telecommunication Services	1.1%
Other	3.0%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

12

June 30, 2013

Pax World Small Cap Fund

Portfolio Manager

Nathan Moser, CFA

Portfolio Manager's Comments

How did the Pax World Small Cap Fund perform for the period? For the six-month period ended June 30, 2013, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 20.58%, 20.49%, 20.71% and 20.44%, respectively, compared to 15.86% for the Russell 2000 Index. For the same six-month period the Lipper Small-Cap Core Funds Index had a total return of 14.45%.

What factors contributed to the Fund's performance? From a sector perspective, health care, energy and materials were the largest positive contributors to performance relative to the Russell 2000 Index, largely due to strong stock selection. Eight of the ten industrial sectors represented in the portfolio turned in positive relative performance for the Fund during the period. The primary driver of positive contributions was stock selection in six of the eight sectors. Two sectors that detracted from performance were consumer staples, in which a portfolio underweight overwhelmed favorable stock selection, and financials, due to stock selection.

Can you discuss any significant changes to the Fund's positioning throughout the period? We continue to position the Fund in companies that, we believe, are fundamentally strong, attractively valued and generate predictable growth. We increased information technology holdings, finding their cash-rich balance sheets and discounted valuations appealing from a risk/reward standpoint. Our view remains positive on financials, small banks in particular. We expect many of the portfolio's bank holdings could benefit from the continued economic recovery in the U.S., rising interest rates and the potential for increased acquisition activity.

What portfolio holdings contributed positively to performance? CardioNet, Inc., a financially strong wireless medical technology company, advanced due to investor appreciation for actions that new management took to expand its product lines, improve its competitive position, and enhance revenue potential. In addition, the company benefited from expanded reimbursement coverage for one of its products by a major managed care program. Jamba, Inc., owns, operates, and franchises Jamba Juice stores. During the period, the share price for the company increased on continued strong results. Management has completed an impressive turnaround

13

June 30, 2013

Pax World Small Cap Fund, continued

and has shifted its focus to accelerating growth. Quidel Corp. develops, manufactures, and markets diagnostic testing solutions for applications in infectious diseases, women's health, and gastrointestinal diseases. The firm's stock price advanced sharply as a severe flu season led the company to raise financial guidance.

What portfolio holdings detracted from performance? OmniAmerican Bancorp, Inc. is a federally chartered savings bank operating in Texas that saw its stock price increase in 2012 but decline in 2013 as investors, anticipating a potential merger or acquisition that did not occur, turned away from the stock. Territorial Bancorp, Inc. lagged the market due in large part to its defensive characteristics. Hologic, Inc., which manufactures diagnostics, medical imaging systems, and surgical products for women, announced lower earnings than anticipated for its fiscal second quarter, causing investor concern.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	Since Inception
Individual Investor Class[1]	PXSCX		20.58%	31.75%	18.94%	10.45%	9.36%
Class A1, 2, 4	PXSAX	NAV[3]	20.49%	31.65%	18.91%	10.44%	9.35%
		POP	13.82%	24.40%	16.69%	9.19%	8.18%
Institutional Class[1]	PXSIX		20.71%	32.02%	19.23%	10.75%	9.64%
Class R1	PXSRX		20.44%	31.36%	18.66%	10.18%	9.09%
Russell 2000 Index[5,7]			15.86%	24.21%	18.67%	8.77%	8.31%
Lipper Small-Cap Core Funds Index[6,7]			14.45%	24.89%	17.90%	8.38%	8.36%

Total returns for periods of less than one year have not been annualized.

Total annual Small Cap Fund operating expenses, gross of any fee waivers or reimbursements, for Individual Investor Class, Class A, Institutional Class and Class R shares are 2.20%, 2.20%, 1.95% and 2.45%, respectively, as of 5/1/2013. The Small Cap Fund's investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Investor Class, Class A, Institutional Class and Class R shares of the Small Cap Fund to the extent such expenses exceed 1.24%, 1.24%, 0.99% and 1.49% of the average daily net assets of Individual Investor Class, Class A, Institutional Class and Class R shares, respectively. This reimbursement arrangement will remain in effect through at least December 31, 2015.

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth

14

June 30, 2013

more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

6The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

7Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Investments
U.S. Stocks	93.4%
Foreign Stocks	3.5%
Cash & Cash Equivalents	3.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Capitol Federal Financial, Inc.	4.2%
Territorial Bancorp, Inc.	4.1%
Chicopee Bancorp, Inc.	4.0%
Jamba, Inc.	3.7%
MICROS Systems, Inc.	3.6%
Amdocs, Ltd.	3.5%
ICU Medical, Inc.	3.4%
Westell Technologies, Inc., Class A	3.3%
Peoples Federal Bancshares, Inc.	3.3%
TheStreet, Inc.	3.2%
Total	36.3%

15

June 30, 2013

Pax World Small Cap Fund, continued

Portfolio Highlights (Unaudited), continued

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	28.6%
Information Technology	26.0%
Health Care	15.8%
Industrials	10.0%
Consumer Discretionary	7.3%
Materials	4.4%
Utilities	3.0%
Energy	1.9%
Consumer Staples	1.0%
Other	2.0%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

16

June 30, 2013

Pax World International Fund

Portfolio Manager

Ivka Kalus-Bystricky

Portfolio Manager's Comments

How did the Pax World International Fund perform for the period? For the six-month period ended June 30, 2013, the Individual Investor Class, Institutional Class, and Class R of the Fund had total returns of 0.32%, 0.45%, and 0.23%, respectively, compared to 4.10% for the MSCI EAFE (Net) Index. For the same six-month period the Lipper International Large-Cap Core Funds Index had a total return of 2.91%.

What factors contributed to the Fund's performance? From a regional perspective, relative to the MSCI EAFE (Net) Index, performance of the Fund was most negatively impacted by underperforming emerging markets stock holdings and holdings in precious metals exchange traded funds (ETFs), as well as underexposure to the best performing equity market for the period: Japan. On the positive side, the Fund benefited from having fewer investments in the underperforming Australasian (Australia, New Zealand, Singapore and Hong Kong) region than the benchmark and due to strong stock selection in that region. Within sectors, the Fund benefited from stock selection in energy, consumer staples and materials. Our underweight in the materials sector also contributed positively to relative performance. Performance was negatively impacted by stock selection in consumer discretionary, health care, and information technology.

Can you discuss any significant changes to the Fund's positioning throughout the period? The Pax World International Fund's allocation to emerging markets of approximately 9% and an underweight in Japan are premised upon two anticipated changes in investor sentiment. First, we expect investors to grow skeptical of Japan's quantitative easing1 policies as a panacea for Japan's multi-decade stagnation as they realize that heavy debt loads and a lack of immigration are issues not easily resolved with monetary policy. Second, we expect investors to return to the favorable economic growth fundamentals and attractive valuations of emerging markets stocks. We believe the largest discrepancy in international market expectations and valuations is between equities in Japan and emerging markets. Japanese equities now trade at valuations that imply significantly higher short and long-term earnings growth rates compared to emerging market equities, which is inconsistent with historical experience and economic projections.

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June 30, 2013

Pax World International Fund, continued

What portfolio holdings contributed positively to performance? The top two contributors to portfolio performance were based in Japan, a market that equity investors favored during the period due to the quantitative easing1 policies of Japanese Prime Minister Shinzo Abe and the Central Bank of Japan. The portfolio's investments in Central Japan Railway Co., which operates railways and related businesses in Japan, and Kao Corp., a skincare and household products company, both benefited during the stock market rally. National Australia Bank, Ltd., a well-capitalized banking and financial products and services provider, benefited as weakness in the materials and metals and mining sectors in Australia as well as declines in the value of the Australian dollar prompted many investors to reallocate to the financials sector in the country.

What portfolio holdings detracted from performance? SPDR Gold Trust, a gold commodity ETF, lost value as commodity prices declined and investors lost faith in the protective value of gold against global uncertainty and inflation. Rio Tinto PLC, ADR, a metals and mining corporation, declined due to investor concerns that as China's economy continues to slow, iron ore and copper consumption will decline. Natura Cosmeticos SA, a household and personal care products producer, experienced a slow start to 2013 sales as Brazilians extended their summer holidays to include an early February Carnival.

1Quantitative easing is monetary policy used by central banks to stimulate a national economy. Typically, central banks implement quantitative easing by buying financial assets from commercial banks and other private institutions, injecting a pre-determined quantity of money into the economy.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 Year	3 Years	5 Years	Since Inception
Individual Investor Class[1]	PXINX	0.32%	11.37%	4.38%	-2.48%	-2.30%
Institutional Class[1]	PXNIX	0.45%	11.76%	4.66%	-2.18%	-2.01%
Class R1	PXIRX	0.23%	11.19%	4.12%	-2.73%	-2.56%
MSCI EAFE (Net) Index[2,4]		4.10%	18.62%	10.04%	-0.63%	-1.13%
Lipper International Large-Cap Core Funds Index[3,4]		2.91%	17.83%	9.74%	-1.29%	-1.51%

Total returns for periods of less than one year have not been annualized.

Total annual International Fund operating expenses, gross of any fee waivers or reimbursements, for Individual Investor Class, Institutional Class and Class R shares are 1.78%, 1.53% and 2.03%, respectively, as of 5/1/2013. The International Fund's investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Investor Class, Institutional Class and Class R shares of the International Fund to the extent such expenses exceed 1.40%, 1.15% and 1.65% of

18

June 30, 2013

the average daily net assets of Individual Investor Class, Institutional Class and Class R shares, respectively. This reimbursement arrangement will remain in effect until at least December 31, 2015.

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

3The Lipper International Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Large-Cap Core Funds Average. The Lipper International Large-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator.

4Unlike the International Fund, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Investments
Foreign Stocks	91.3%
Cash & Cash Equivalents	6.0%
Exchange Traded Funds: Commodity	2.6%
Other	0.1%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Toronto-Dominion Bank, The	2.7%
Repsol SA	2.7%
Siemens AG	2.7%
Australia & New Zealand Banking	2.6%
Rio Tinto PLC, ADR	2.6%
Nestle SA	2.5%
BG Group PLC	2.4%
Kao Corp.	2.4%
Compagnie De Saint-Gobain	2.3%
Hennes & Mauritz AB, B Shares	2.2%
Total	25.1%

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June 30, 2013

Pax World International Fund, continued

Portfolio Highlights (Unaudited), continued

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

Sector Diversification

Sector	Percent of Net Assets
Financials	21.3%
Consumer Discretionary	12.0%
Consumer Staples	11.8%
Industrials	11.3%
Energy	10.4%
Information Technology	8.6%
Health Care	8.5%
Telecommunication Services	5.6%
Materials	5.3%
Exchange Traded Funds: Commodity	2.7%
Utilities	1.6%
Other	0.9%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United Kingdom	16.9%
Japan	16.8%
Germany	8.4%
France	8.3%
Australia	6.0%
Spain	5.1%
Singapore	4.7%
Canada	4.6%
Sweden	3.4%
Brazil	2.5%
Switzerland	2.5%
Belgium	2.2%
Denmark	2.2%
Israel	2.2%
Indonesia	1.9%
Taiwan	1.7%
Austria	1.6%
Poland	1.6%
Finland	1.4%
South Africa	1.4%
Luxembourg	0.9%
Hong Kong	0.1%
Other	3.6%
Total	100.0%

20

June 30, 2013

Pax World High Yield Bond Fund

Portfolio Manager

Mary Austin, CFA

Portfolio Manager's Comments

How did the Pax World High Yield Bond Fund perform for the period? For the six-month period ended June 30, 2013, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 1.45%, 1.42%, 1.57% and 1.18%, respectively, compared to 0.77% for the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index ("BofA ML Index").

What factors contributed to the Fund's performance? The four largest contributors to the Fund's positive performance relative to the BofA ML Index came from the energy, basic industry, health care and telecommunications sectors. The primary driver of these positive results can be attributed to strong security selection. Our largest detractors from relative performance came from security selection in the media and services sectors.

From a rating perspective, the strongest contributors to the Fund's relative performance were security selection and overweighting B-rated bonds and its underweighting in BB-rated bonds. We have been overweight B-rated names due to better relative value, in our opinion and because we believed that artificially low rates due to quantitative easing1 would rise in the near future. Rates did rise in the second quarter after U.S. Federal Reserve (Fed) Chairman Ben Bernanke suggested a possible tapering of bond purchases by the central bank during the June Federal Open Market Committee meeting. Although Bernanke has recently assured the public that he won't raise interest rates until the economy is on solid footing, the 10-year Treasury yield is still higher than before. Our positioning aided us as BB-rated bonds tend to underperform in a rising interest rate environment while B-rated bonds tend to outperform. Security selection in the CCC-rated category also contributed to relative performance and investments in BBB-rated bonds detracted from performance.

Can you discuss any significant changes to the Fund's positioning throughout the period? We increased our energy and basic industry holdings where we saw good relative value by adding to existing positions that had weakened during the sell-off and by participating in some of the new issues. Health care holdings decreased due to several companies no longer meeting our criteria and technology names were

21

June 30, 2013

Pax World High Yield Bond Fund, continued

reduced due to some bonds being called away. Most of the bonds in our portfolio have a call feature where the issuer may call the bonds before maturity.

We reduced our CCC-rated bonds to be more in line with our benchmark and because lower-quality securities may be more vulnerable in a rising interest rate environment. While the Fed has assured that short-term interest rates will be unchanged for the near future, we are comfortable with our positioning should there be some near-term volatility in interest rates.

What portfolio holdings contributed positively to performance? Navios Maritime Acquisition Corp. manages a fleet of oceangoing vessels including very large crude oil carriers and product tankers. The company benefited from the issuance of equity capital used to reduce leverage and fund product tanker purchases used to meet the demand for worldwide growth in offshore oil development. The bonds of Nexeo Solutions Holdings LLC, a global chemical, plastic composites and environmental services distribution company, outperformed after recovering from low levels due to first quarter underperformance. Intergen, a utility company, recently financed its debt at lower rates and our bonds were called above par.

What portfolio holdings detracted from performance? Two Mexican homebuilders—Urbi Dessarollos Urbanos SAB de CV and Servicos Corporativos Javer were among the worst performers in the first half of 2013 due to disappointing earnings and negative cash flows. The poor results were largely attributable to a shift to construction of large, multi-family dwellings that are more capital intensive and uncertainty regarding government subsidies for the housing construction. In fact, the whole Mexican housing sector sold-off and some companies are restructuring their debt. Fortunately, we had already sold most of our positions prior to the companies filing for Chapter 11. Icon Health & Fitness, Inc., a health and fitness equipment manufacturer, also detracted from portfolio performance after announcing disappointing earnings in the first quarter due to lower sales and squeezed margins.

1Quantitative easing is monetary policy used by central banks to stimulate a national economy. Typically, central banks implement quantitative easing by buying financial assets from commercial banks and other private institutions, injecting a pre-determined quantity of money into the economy.

22

June 30, 2013

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	10 Years
Individual Investor Class[1]	PAXHX		1.45%	8.91%	8.39%	7.07%	7.03%
Class A1, 2, 4	PXHAX	NAV[3]	1.42%	8.88%	8.38%	7.07%	7.03%
		POP	-3.09%	3.92%	6.71%	6.10%	6.54%
Institutional Class[1,5]	PXHIX		1.57%	9.04%	8.66%	7.31%	7.25%
Class R1, 6	PXHRX		1.18%	8.49%	8.17%	6.82%	6.86%
BofA Merrill Lynch U.S. High Yield— Cash Pay—BB-B (Constrained 2%) Index[7,9]			0.77%	8.47%	9.99%	9.42%	7.94%
Lipper High Yield Bond Funds Index[8,9]			1.68%	9.78%	10.16%	8.53%	7.49%

Total returns for periods of less than one year have not been annualized.

Total annual High Yield Bond Fund operating expenses, gross of any fee waivers or reimbursements, for Individual Investor Class, Class A, Institutional Class and Class R shares are 0.98%, 0.98%, 0.73% and 1.23%, respectively, as of 5/1/2013.

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

6Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

7The BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index tracks the performance of BB- and B-rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

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June 30, 2013

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

8The Lipper High Current Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Current Yield Bond Funds Average. The Lipper High Current Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Current Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

9Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index and the Lipper High Current Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Current Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Investments
U.S. Bonds	73.7%
Foreign Bonds	23.7%
Exchange Traded Funds	1.5%
U.S. Stocks	0.9%
Cash & Cash Equivalents	0.2%
Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
A	0.4%
BBB	1.3%
BB	22.5%
B	65.2%
CCC	8.6%
Not Rated	2.0%
Total	100.0%

Credit quality ratings by Standard & Poor's assist investors by evaluating the credit worthiness of many bond issues. AAA to BBB ratings are typically issued to those securities considered investment grade. The rating is not a recommendation to buy or sell a particular bond. For information on the rating agency's methodology go to: http://www.standardandpoors.com/home/en/us.

Top Ten Holdings

Company	Percent of Net Assets
Valassis Communications, Inc., 6.625%, 02/01/21	1.8%
Chaparral Energy, Inc., 7.625%, 11/15/22	1.7%
Rosetta Resources, Inc., 9.500%, 04/15/18	1.7%
Kennedy-Wilson, Inc., 8.750%, 04/01/19	1.7%
Alta Mesa Holdings, LP/Finance Services Corp., 9.625%, 10/15/18	1.7%
Ingles Markets, Inc., 144A, 5.750%, 06/15/23	1.7%
Logan's Roadhouse, Inc., 10.750%, 10/15/17	1.6%
PHI, Inc., 8.625%, 10/15/18	1.6%
Belden, Inc., 144A, 5.500%, 09/01/22	1.6%
Nexeo Solutions LLC/Finance Corp., 8.375%, 03/01/18	1.5%
Total	16.6%

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June 30, 2013

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Energy	17.6%
Services	11.9%
Consumer Cyclical	10.9%
Media	9.5%
Health Care	9.3%
Capital Goods	9.1%
Telecommunications	8.9%
Technology & Electronics	8.4%
Basic Industry	6.2%
Financial Services	3.8%
Consumer Non-Cyclical	2.1%
Real Estate	1.7%
Automotive	0.5%
Utility	0.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	81.0%
Luxembourg	6.0%
Canada	2.0%
United Kingdom	1.9%
South Africa	1.3%
Mexico	1.3%
Hong Kong	1.3%
France	1.2%
Marshall Islands	1.2%
Sweden	0.8%
Ireland	0.8%
Austria	0.6%
Australia	0.5%
Norway	0.4%
Netherlands	0.4%
Chile	0.3%
Germany	0.3%
Malaysia	0.2%
Bermuda	0.1%
Cayman Islands	0.0%*
Other	-1.6%
Total	100.0%

*Rounds to less that 0.1%

25

June 30, 2013

Pax World Global Women's Equality Fund

Portfolio Manager

Ivka Kalus-Bystricky

Portfolio Manager's Comments

How did the Pax World Global Women's Equality Fund perform for the period? For the six-month period ended June 30, 2013, the Individual Investor Class and Institutional Class shares of the Fund had total returns of 5.86% and 6.02%, respectively, compared to 8.43% for the MSCI World (Net) Index. For the same six-month period the Lipper Global Large-Cap Core Funds Index had a total return of 8.43%.

What factors contributed to the Fund's performance? The portfolio benefited most from strong stock selection in Australasia, notably in Australasian financials, and in Canada. On a regional basis, investments in Japan were the largest detractors from portfolio performance relative to the MSCI World (Net) Index. The portfolio's underweight allocation to Japan is due to the fact that most Japanese companies lag those in other regions in advancing gender leadership initiatives. Stock selection in Japan also detracted. Emerging markets holdings also detracted from relative performance as the portfolio's sizeable allocation to the region underperformed in line with emerging markets broadly. From a sector perspective, stock selection in information technology and an underweight in the materials sector made the strongest contributions to the portfolio's performance relative to the MSCI Index. The largest sector detractors were energy and financials sectors.

Can you discuss any significant changes to the Fund's positioning throughout the period? Portfolio allocations to regions and sectors remain approximately in line with the MSCI World (Net) Index with two exceptions. We maintain an out of benchmark exposure to emerging markets and an underweight in Japan in anticipation that the Fund will be rewarded for this positioning based on two anticipated changes in investor sentiment. First, we expect investors to grow skeptical of Japan's quantitative easing1 policies as a panacea for Japan's multi-decade stagnation as they realize that heavy debt loads and a lack of immigration are issues not easily resolved with monetary policy. Second, we expect investors to return to the favorable economic growth fundamentals and attractive valuations of emerging markets stocks. In fact, we believe the largest discrepancy in international market expectations and valuations is between equities in Japan and emerging markets. Japanese equities now trade at valuations which imply significantly higher short and long-term earnings growth rates compared to emerging market equities, which is inconsistent with historical experience and economic projections.

26

June 30, 2013

What portfolio holdings contributed positively to performance? American Express Co., a global financial services firm, advanced after announcing increases in net income, revenue growth, and earnings per share. General Mills, Inc., a global consumer foods provider, performed strongly after reporting increases in cereals market share and overall sales that beat expectations. Thermo Fisher Scientific, Inc., which provides equipment, software and other products and services for use in research, manufacturing, and diagnostics, announced fourth quarter 2012 results beat expectations for the fifth straight quarter. As anticipated, the acquisition of Life Technologies was announced in the second quarter and is viewed by investors as a potential benefit to the bottom line at Thermo Fisher Scientific, Inc.

What portfolio holdings detracted from performance? The largest detractors to relative portfolio performance were two companies heavily reliant on commodity pricing that were negatively affected by investors' concerns over the implications of slowing economic growth in China. Rio Tinto PLC, ADR, a metals and mining corporation, underperformed due to investor concerns about what slower growth would mean for the company's iron ore and copper products. Statoil ASA, ADR, an integrated energy company, experienced stock price declines as investors sold shares of energy producers with high leverage to crude oil prices. A June decline in the value of the Norwegian krone compared to the U.S. dollar also negatively affected Statoil ASA, ADR stock. Natura Cosmeticos SA, a household and personal care products producer, experienced a slow start to 2013 sales as Brazilians extended their summer holidays to include an early February Carnival.

1Quantitative easing is monetary policy used by central banks to stimulate a national economy. Typically, central banks implement quantitative easing by buying financial assets from commercial banks and other private institutions, injecting a pre-determined quantity of money into the economy.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

		Total Return		Average Annual Return
Share class	Ticker Symbol	YTD	1 Year	3 Years	5 Years	10 Years
Individual Investor Class[1]	PXWEX	5.86%	14.93%	10.36%	0.08%	3.44%
Institutional Class[1,2]	PXWIX	6.02%	15.31%	10.65%	0.34%	3.65%
MSCI World (Net) Index[3,5]		8.43%	18.58%	13.72%	2.70%	7.25%
Lipper Global Large-Cap Core Funds Index[4,5]		8.43%	20.91%	15.03%	3.88%	7.42%

Total returns for periods of less than one year have not been annualized.

Total annual Global Women's Equality Fund operating expenses, gross of any fee waivers or reimbursements, for Individual Investor Class and Institutional Class shares are 1.70% and 1.45%, respectively, as of

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June 30, 2013

Pax World Global Women's Equality Fund, continued

Portfolio Highlights (Unaudited), continued

5/1/2013. The Global Women's Equality Fund's investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Investor Class and Institutional Class shares of the Global Women's Equality Fund to the extent such expenses exceed 1.24% and 0.99% of the average daily net assets of Individual Investor Class and Institutional Class shares, respectively. This reimbursement arrangement will remain in effect until at least December 31, 2015.

1Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, acquired Women's Equity Fund, a series of Professionally Managed Portfolios ("Old Women's Equity Fund" ), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women's Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women's Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Equality Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

3The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes.

4The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper's Global Large-Cap floor. Global Large-Cap Core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap-specific subset of the S&P/Citigroup World BMI. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

5Unlike the Global Women's Equality Fund, the MSCI World (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Investments
U.S. Stocks	53.3%
Foreign Stocks	46.1%
Cash & Cash Equivalents	0.6%
Total	100.0%

28

June 30, 2013

Top Ten Holdings

Company	Percent of Net Assets
General Mills, Inc.	2.3%
Statoil ASA, ADR	2.2%
Google, Inc., Class A	2.2%
Royal Bank of Canada	2.2%
3M Co.	2.1%
Pfizer, Inc.	1.9%
BG Group PLC	1.9%
American Express Co.	1.9%
NIKE, Inc., Class B	1.9%
Bank of New York Mellon Corp., The	1.9%
Total	20.5%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Financials	18.1%
Information Technology	14.4%
Consumer Discretionary	13.4%
Health Care	11.4%
Industrials	10.8%
Consumer Staples	9.6%
Energy	9.2%
Materials	5.1%
Telecommunication Services	4.3%
Utilities	2.6%
Other	1.1%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

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June 30, 2013

Pax World Global Women's Equality Fund, continued

Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	52.9%
United Kingdom	8.4%
Switzerland	6.7%
Japan	5.6%
Canada	4.5%
Australia	4.0%
Norway	3.5%
France	2.3%
Germany	1.9%
Singapore	1.7%
Israel	1.5%
South Africa	1.5%
Sweden	1.5%
Brazil	1.0%
Indonesia	1.0%
Netherlands	0.9%
Other	1.1%
Total	100.0%

30

June 30, 2013

Pax World Global Environmental
Markets Fund

Co-Portfolio Managers

Bruce Jenkyn-Jones
& Ian Simm

Sub-Advisor

Impax Asset
Management Ltd.

Portfolio Manager's Comments

How did the Fund perform for the period? For the six-month period ended June 30, 2013, the Individual Investor Class, Class A, Institutional Class and Class R shares of the Fund had total returns of 9.19%, 9.20%, 9.37% and 9.03%, respectively, versus 8.43% for the MSCI World (Net) Index and 8.38% for the FTSE Environmental Opportunities Index.

What factors contributed to the Fund's performance? After a strong first quarter, the performance of the Fund slowed in the second quarter as investors reacted to a number of macro-economic concerns including slower growth in China and the U.S. Federal Reserve's possible early tapering on monetary stimulus. In Japan, Prime Minister Abe's initiatives of drastic monetary easing, fiscal stimulus and far reaching reforms finally appear to be regenerating the Japanese economy.

We were pleased to note outperformance of the Fund versus both global equities and environmental markets, with breadth and depth of performance from across the resource optimization sub-sectors.

Energy efficiency holdings delivered strong earnings with an improving outlook driving share price gains for companies exposed to improving construction, consumer and industrial end markets.

Within the water sector, a broad range of our infrastructure and treatment companies provided strong returns driven by a combination of good results and improving order books; water utilities were mixed as some suffered from specific regulatory and tariff uncertainty while in general there was a movement out of more defensive positions. Pollution control holdings rose reflecting exposure to tightening environmental regulation, particularly in China, and the cyclical recovery of end markets.

Strong performance from the waste sector was primarily driven by the waste technology and hazardous waste management sub-sectors, which, in terms of stock specifics, benefitted from project momentum in China and the weakening Japanese Yen.

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June 30, 2013

Pax World Global Environmental Markets Fund, continued

Can you discuss any significant changes in the Fund's positioning throughout the period? Over the period, we sold out of energy efficiency holdings Johnson Controls, Inc. (U.S.) and Delta Electronics, Inc. (Taiwan) following a period of strong performance. We then added new holdings in Alstom SA (France) and Acuity Brands, Inc. (U.S.) for exposure to inexpensive power network efficiency growth and the expected roll-out of LED lighting in the U.S. construction market.

We sold Royal Imtech NV, an environmental consultancy in the Netherlands, following disappointments in the company's Polish business, leaving the Fund with a zero weighting to the environmental support services sub-sector.

Towards the end of the second quarter, we began to increase our weighting to Japan, including new holding Sekisui Chemical Co., Ltd., a diversified environmental firm, as we believe the continued Yen weakness, a housing recovery in Japan, and post-quake rebuild and internal restructuring opportunities provide opportunities for companies in the region. We also selectively increased our exposure to economically sensitive sub-sectors, such as water infrastructure and transport energy efficiency.

Which stocks contributed positively to performance relative to the FTSE Environmental Opportunities Index? The top performing stock over the period was China Everbright International, Ltd., a water and waste treatment business in Hong Kong, which outperformed after beating consensus estimates for 2012 earnings. The company also experienced upgraded earnings expectations for 2013, with a positive outlook based on project win momentum continuing in its waste technology equipment and water infrastructure businesses.

ENN Energy Holdings, Ltd., a China-based pollution control solutions company, was another strong contributor to performance, following positive 2012 core growth numbers built around strong gas sales and margin improvement, which offset wholesale price softness. The company is also in the process of reducing its debt and benefitted from the continuation of project wins.

Increased U.S. consumer confidence translated to improved automotive sales during the second quarter and transport energy efficiency holding Delphi Automotive PLC (U.K.) benefited from this trend as the improved outlook included a focus on fuel efficiency.

Our Asia-Pacific holdings performed particularly well, with Japanese holdings Murata Manufacturing Co., Ltd., a consumer energy efficiency firm, Daiseki Co., Ltd., which conducts hazardous waste management operations, and Horiba, an environmental testing and gas sensing company, benefitting from the weak Yen and generating strong returns.

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Which stocks detracted from performance relative to the FTSE Environmental Opportunities Index? Macro concerns of a slowdown in the Chinese economy, including speculation that rising lending costs will lead to loan defaults, impacted companies operating in, or exposed to, this region. Furthermore, a predicted deceleration in the domestic construction industry impacted companies with any links to the natural resources/commodity sector, where, at the margin, the portfolio has exposure. ALS, Ltd. (Australia), which tests mineral samples, performed poorly as a result. Other portfolio holdings impacted by this regional weakness included Alstom (France), a power network efficiency company, which delivered poor first quarter results due to its exposure to Chinese energy markets. We continue to perceive China as an opportunity, with investor concerns largely reflected in favorable valuations.

Umicore SA, a pollution control solutions concern in Belgium, suffered from weakness in specific areas of European industrial markets where its products are sold, notably construction equipment and truck manufacturing. Environmental consultant Royal Imtech NV (Netherlands) underperformed and we sold out of our position.

Portfolio Highlights (Unaudited)

Returns—Period ended June 30, 2013

			Total Return		Average Annual Return
Share class	Ticker Symbol		YTD	1 Year	3 Years	5 Years	Since Inception
Individual Investor Class[1]	PGRNX		9.19%	23.75%	13.14%	2.81%	2.59%
Class A1, 2, 4	PXEAX	NAV[3]	9.20%	23.76%	13.14%	2.81%	2.59%
		POP	3.15%	16.99%	11.04%	1.65%	1.49%
Institutional Class[1]	PGINX		9.37%	24.18%	13.43%	3.08%	2.85%
Class R1	PGRGX		9.03%	23.44%	12.82%	2.53%	2.30%
MSCI World (Net) Index[5,7]			8.43%	18.58%	13.72%	2.70%	2.16%
FTSE Environmental Opportunities Index Series[6,7]			8.38%	23.23%	11.99%	2.52%	—

Total returns for periods of less than one year have not been annualized.

Total annual Global Environmental Markets Fund operating expenses, gross of any fee waivers or reimbursements, for Individual Investor Class, Class A, Institutional Class and Class R shares are 1.81%, 1.81%, 1.56% and 2.06%, respectively, as of 5/1/2013. The Global Environmental Markets Fund's investment adviser has contractually agreed to reimburse expenses (excluding Acquired Fund Fees and Expenses) allocable to Individual Class, Class A, Institutional Class and Class R shares of the Global Environmental Markets Fund to the extent such expenses exceed 1.40%, 1.40%, 1.15% and 1.65% of the average daily net assets of Individual Investor Class, Class A, Institutional Class and Class R shares, respectively. This reimbursement arrangement will remain in effect through at least December 31, 2015.

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth

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June 30, 2013

Pax World Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

6The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. ("Impax") with FTSE International. Impax is also the sub-adviser to the Pax World Global Environmental Markets Fund.

7Unlike the Global Environmental Markets Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

Asset Allocation	Percent of Investments
Foreign Stocks	59.0%
U.S. Stocks	38.0%
Cash & Cash Equivalents	3.0%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Pall Corp.	3.4%
Agilent Technologies, Inc.	3.3%
Pentair, Ltd.	3.1%
China Everbright International, Ltd.	3.0%
American Water Works Co., Inc.	2.9%
GEA Group AG	2.9%
Xylem, Inc.	2.9%
ENN Energy Holdings, Ltd.	2.8%
Pennon Group PLC	2.8%
Emerson Electric Co.	2.8%
Total	29.9%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.
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June 30, 2013

Holdings are subject to change.

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
Energy Efficiency		36.8%
	Power Network Efficiency	9.6%
	Industrial Energy Efficiency	8.8%
	Buildings Energy Efficiency	5.0%
	Transport Energy Efficiency	5.0%
	Consumer Energy Efficiency	4.2%
	Diversified Energy Efficiency	4.2%
Water Infrastructure & Technologies		27.1%
	Water Infrastructure	12.4%
	Water Treatment Equipment	7.6%
	Water Utilities	7.1%
Pollution Control		15.8%
	Pollution Control Solutions	6.3%
	Environmental Testing & Gas Sensing	9.5%
Waste Management & Technologies		8.0%
	Waste Technology Equipment	3.1%
	Hazardous Waste Management	4.5%
	General Waste Management	0.4%
Diversified Environmental		7.4%
	Diversified Environmental	7.4%
Other		4.9%
		100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	37.3%
United Kingdom	13.6%
Japan	9.3%
Germany	8.4%
Switzerland	5.1%
France	4.1%
Hong Kong	4.0%
China	2.8%
Finland	2.3%
Ireland	2.0%
Australia	1.8%
Taiwan	1.6%
Belgium	1.5%
Philippines	1.3%
Other	4.9%
Total	100.0%

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June 30, 2013

Sustainability Update

Senior Vice President for
Sustainable Investing

Julie Gorte, Ph.D.

Climate change makes the news far less often than it merits, considering that it is one of the most important problems we need to solve and what could happen if we don't. But recently, there has been a lot of news about climate change and some of it we made here at Pax World. On the same day that President Obama announced his new climate action plan, Pax World announced a milestone in our ongoing effort to use the investment tools we have to mitigate global warming.

Specifically, we asked Trucost®, a leading environmental data and analysis firm, to benchmark our funds with respect to their carbon emissions. This means we calculated how much of the greenhouse gas (GHG) emissions of the firms in our investment portfolios Pax World "owns," based on the percentage of the firm's stock held in our funds. Carbon benchmarking measures an investment portfolio's carbon intensity or carbon footprint, which is total metric tons of carbon emissions per million dollars of revenue of the companies in the portfolio. A portfolio's carbon footprint can be compared to the GHG emission levels of companies included in a fund's benchmark index.

We benchmarked our five largest equity funds and were happy to find that four of them were already less carbon-intensive than their benchmarks.

Pax Funds Carbon Benchmarking Results

	Total Carbon Emissions	Carbon Footprint*
Pax World International Fund	9,452	267.99
Benchmark: MSCI EAFE Index	14,313	298.45
Pax World Balanced Fund	216,849	279.57
Equity Benchmark: S&P 500 Index	267,546	328.9
Pax World Global Environmental Markets Fund	13,102	231.64
Benchmark: MSCI World Index	21,183	310.58
Pax World Global Women's Equality Fund	5,905	246.68
Benchmark: MSCI World Index	10,536	310.58

*Tonnes of CO2 equivalent emissions/$MM revenue

One of our funds, the Pax World Growth Fund, is currently more carbon intensive than its benchmark, the Russell 3000 Growth index.

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June 30, 2013

Why is this important? If we are to avoid catastrophic climate change, it will take a lot of effort from everyone, including investors. If most, or even a hefty minority, of investors invested as though climate change created significant portfolio risks, we would probably be farther down the road toward solving this problem than we are. Companies that are good at understanding and limiting their GHG emissions might be more likely to trade at premia, and companies that were less adept at managing their emissions might more often trade at discounts. This is occasionally true in sectors with the most significant emissions—such as electric utilities—but most investors have yet to seriously price in carbon risks to most portfolio holdings to date.

By benchmarking our portfolio emissions, Pax World is taking a step closer to managing portfolio emissions by using carbon benchmarking data as another tool in portfolio construction by seeking to invest in lower-emissions companies in each industry and sector. Our plan is to announce quantitative goals for the carbon intensity of our portfolios and publicly report on progress toward those goals.

Pax World also made another contribution to mitigating climate change by making our Global Environmental Markets Fund carbon-neutral. That means that we apportioned the emissions of every company in the portfolio according to the percentage of the company's shares owned in the Global Environmental Markets Fund. Using that data, we calculated the percentage of each portfolio company's emissions that the Global Environmental Markets Fund "owns." Then, we purchased verified carbon reduction offsets to reduce the GHGs being emitted into the

Pax World ESG Criteria

Pax World Funds takes into consideration the following ESG criteria when looking at all potential investments:

Environment

•  Air, water & soil emissions

•  Pollution prevention

•  Recycling & waste reduction

•  Energy & resource efficiency

•  Use of clean & renewable energy

•  Climate change initiatives

•  Promoting sustainable development

Workplace

•  Diversity

•  Equal opportunity

•  Workplace health & safety

•  Labor-management relations

•  Vendor standards

•  Human rights

Corporate Governance

•  Board independence & diversity

•  Executive compensation

•  Auditor independence

•  Shareholder rights

•  Disclosure & transparency

•  Business ethics

•  Legal & regulatory compliance

Product Integrity

•  Product health & safety

•  Animal welfare

•  Consumer issues

•  Emerging technology issues

Community

•  Community commitment & relationships

•  Philanthropic activities

•  Responsible lending practices

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June 30, 2013

Sustainability Update, continued

atmosphere by an equivalent amount. That makes the Global Environmental Markets Fund both fossil fuel-free and carbon-neutral, a distinction that few if any other funds share.

While we are proud to have taken these steps, we can and will do more. Until emissions have been reduced sufficiently to avoid catastrophic changes to our climate (or enough to keep additional warming below 2°C), we will always be looking for ways to reduce emissions our firm generates from operations—which we have done for several years now—and the emissions embodied in our portfolios. Stay tuned.

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June 30, 2013

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Pax World Balanced, Growth, Small Cap, International, High Yield Bond, Global Women's Equality, or Global Environmental Markets Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on January 1, 2013 and ending on June 30, 2013.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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June 30, 2013

Shareholder Expense Examples (Unaudited), continued

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition if these transactional costs were included, our costs would have been higher.

Based on Actual Fund Return	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,046.00	0.91%	$4.62
Balanced Fund - Institutional	1,000.00	1,047.70	0.66%	3.35
Balanced Fund - R	1,000.00	1,044.90	1.16%	5.88
Growth Fund - Individual Investor	1,000.00	1,084.20	1.29%	6.67
Growth Fund - A	1,000.00	1,083.80	1.29%	6.67
Growth Fund - Institutional	1,000.00	1,085.30	1.04%	5.38
Growth Fund - R	1,000.00	1,082.50	1.54%	7.95
Small Cap Fund - Individual Investor	1,000.00	1,205.80	1.24%	6.78
Small Cap Fund - A	1,000.00	1,204.90	1.24%	6.78
Small Cap Fund - Institutional	1,000.00	1,207.10	0.99%	5.42
Small Cap Fund - R	1,000.00	1,204.40	1.49%	8.14
International Fund - Individual Investor	1,000.00	1,003.20	1.40%	6.95
International Fund - Institutional	1,000.00	1,004.50	1.15%	5.72
International Fund - R	1,000.00	1,002.30	1.65%	8.19
High Yield Bond Fund - Individual Investor	1,000.00	1,014.50	0.95%	4.75
High Yield Bond Fund - A	1,000.00	1,014.20	0.96%	4.79
High Yield Bond Fund - Institutional	1,000.00	1,015.70	0.70%	3.50
High Yield Bond Fund - R	1,000.00	1,011.80	1.20%	5.99
Global Women's Equality Fund - Individual Investor	1,000.00	1,058.60	1.24%	6.33
Global Women's Equality Fund - Institutional	1,000.00	1,060.20	0.99%	5.06
Global Environmental Markets Fund - Individual Investor	1,000.00	1,091.90	1.40%	7.26
Global Environmental Markets Fund - A	1,000.00	1,092.00	1.40%	7.26
Global Environmental Markets Fund - Institutional	1,000.00	1,093.70	1.15%	5.97
Global Environmental Markets Fund - R	1,000.00	1,090.30	1.65%	8.55

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2013 and ending on June 30,2013).

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Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)	Beginning Account Value 1/1/13	Ending Account Value 6/30/13	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,020.28	0.91%	$4.56
Balanced Fund - Institutional	1,000.00	1,021.52	0.66%	3.31
Balanced Fund - R	1,000.00	1,019.04	1.16%	5.81
Growth Fund - Individual Investor	1,000.00	1,018.40	1.29%	6.46
Growth Fund - A	1,000.00	1,018.40	1.29%	6.46
Growth Fund - Institutional	1,000.00	1,019.64	1.04%	5.21
Growth Fund - R	1,000.00	1,017.16	1.54%	7.70
Small Cap Fund - Individual Investor	1,000.00	1,018.65	1.24%	6.21
Small Cap Fund - A	1,000.00	1,018.65	1.24%	6.21
Small Cap Fund - Institutional	1,000.00	1,019.89	0.99%	4.96
Small Cap Fund - R	1,000.00	1,017.41	1.49%	7.45
International Fund - Individual Investor	1,000.00	1,017.85	1.40%	7.00
International Fund - Institutional	1,000.00	1,019.09	1.15%	5.76
International Fund - R	1,000.00	1,016.61	1.65%	8.25
High Yield Bond Fund - Individual Investor	1,000.00	1,020.08	0.95%	4.76
High Yield Bond Fund - A	1,000.00	1,020.03	0.96%	4.81
High Yield Bond Fund - Institutional	1,000.00	1,021.32	0.70%	3.51
High Yield Bond Fund - R	1,000.00	1,018.84	1.20%	6.01
Global Women's Equality Fund - Individual Investor	1,000.00	1,018.65	1.24%	6.21
Global Women's Equality Fund - Institutional	1,000.00	1,019.89	0.99%	4.96
Global Environmental Markets Fund - Individual Investor	1,000.00	1,017.85	1.40%	7.00
Global Environmental Markets Fund - A	1,000.00	1,017.85	1.40%	7.00
Global Environmental Markets Fund - Institutional	1,000.00	1,019.09	1.15%	5.76
Global Environmental Markets Fund - R	1,000.00	1,016.61	1.65%	8.25

1Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period beginning on January 1, 2013 and ending on June 30,2013).

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June 30, 2013

Schedule of Investments (Unaudited)

Pax World Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 67.0%
Consumer Discretionary: 9.0%
BorgWarner, Inc. (a)	230,000	$19,814,500
DIRECTV (a)	350,000	21,567,000
Ford Motor Co.	2,752,196	42,576,472
InterContinental Hotels Group	240,000	6,595,731
Michael Kors Holdings, Ltd. (a)	105,400	6,536,908
Starbucks Corp.	363,100	23,779,419
Target Corp. (d)	160,000	11,017,600
Time Warner Cable, Inc.	140,000	15,747,200
Time Warner, Inc.	290,000	16,767,800
		164,402,630
Consumer Staples: 1.1%
Estee Lauder Cos, Inc., Class A	65,812	4,328,455
Whole Foods Market, Inc.	294,800	15,176,304
		19,504,759
Energy: 9.4%
Baker Hughes, Inc.	640,410	29,542,113
Ensco PLC, Class A	519,300	30,181,716
EQT Corp.	360,506	28,613,361
Marathon Petroleum Corp.	215,000	15,277,900
Noble Energy, Inc.	299,600	17,987,984
Occidental Petroleum Corp.	150,000	13,384,500
Rosetta Resources, Inc. (a)	295,725	12,574,227
Sasol Ltd., ADR (f)	184,730	8,000,656
Statoil ASA, ADR	921,825	19,072,560
		174,635,017
Financials: 9.3%
American Express Co.	310,000	23,175,600
American Tower Corp., REIT	256,000	18,731,520
Bank of New York Mellon Corp., The	561,300	15,744,465
BlackRock, Inc.	95,000	24,400,750
Charles Schwab Corp., The	616,882	13,096,405
Discover Financial Services	155,000	7,384,200
Hospitality Properties Trust, REIT	250,000	6,570,000
JPMorgan Chase & Co.	381,725	20,151,263
Morgan Stanley	965,000	23,574,950
State Street Corp.	270,600	17,645,826
US Bancorp	65,000	2,349,750
		172,824,729
Health Care: 7.4%
Agilent Technologies, Inc.	80,000	3,420,800
Becton Dickinson & Co.	438,530	43,339,920
Celgene Corp. (a)(d)	80,000	9,352,800
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Express Scripts Holding Co. (a)	250,400	$15,447,176
Gilead Sciences, Inc. (a)	45,000	2,304,450
Pfizer, Inc.	395,300	11,072,353
Roche Holding AG	75,000	18,614,784
UnitedHealth Group, Inc.	430,000	28,156,400
Zoetis, Inc.	200,000	6,178,000
		137,886,683
Industrials: 10.4%
3M Co.	30,000	3,280,500
ABB, Ltd., ADR (a)(f)	615,000	13,320,900
Canadian Pacific Railway, Ltd.	15,000	1,820,700
CSX Corp.	634,767	14,720,247
Cummins, Inc. (d)	258,698	28,058,385
Eaton Corp PLC	255,000	16,781,550
Emerson Electric Co.	316,534	17,263,764
Nordson Corp.	288,800	20,016,728
Pentair, Ltd.	210,000	12,114,900
Quanta Services, Inc. (a)	334,221	8,843,488
Stericycle, Inc. (a)	75,000	8,282,250
Timken Co.	318,800	17,942,064
Trinity Industries, Inc.	419,401	16,121,774
Xylem, Inc.	545,000	14,682,300
		193,249,550
Information Technology: 13.4%
Amdocs, Ltd.	203,341	7,541,918
Apple, Inc.	94,000	37,231,520
Aruba Networks, Inc. (a)	288,744	4,435,108
Cisco Systems, Inc.	1,050,000	25,525,500
Citrix Systems, Inc. (a)	10,000	603,300
Cognizant Technology Solutions, Class A (a)	170,594	10,680,890
eBay, Inc. (a)	25,000	1,293,000
EMC Corp. (a)(f)	375,000	8,857,500
F5 Networks, Inc. (a)	35,324	2,430,291
Facebook, Inc., Class A (a)	405,000	10,068,300
Genpact, Ltd.	635,614	12,229,213
IBM	100,000	19,111,000
Intel Corp. (f)	450,000	10,899,000
Intuit, Inc.	530,000	32,345,900
Nuance Communications, Inc. (a)	275,000	5,054,500
Oracle Corp.	400,000	12,288,000
Qualcomm, Inc.	210,000	12,826,800
Taiwan Semiconductor Manu. Co., Ltd., ADR	680,399	12,464,910

SEE NOTES TO FINANCIAL STATEMENTS
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Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Teradata Corp. (a)	169,701	$8,524,081
Visa, Inc., Class A	77,500	14,163,125
		248,573,856
Materials: 4.9%
Ecolab, Inc.	110,000	9,370,900
EI du Pont de Nemours & Co.	299,961	15,747,953
Nucor Corp.	420,000	18,194,400
Potash Corp. of Saskatchewan, Inc.	210,000	8,007,300
Rio Tinto PLC, ADR (f)	387,200	15,906,176
Syngenta AG, ADR	202,463	15,763,769
US Silica Holdings, Inc. (f)	369,499	7,678,189
		90,668,687
Telecommunication Services: 0.4%
AT&T, Inc. (f)	235,000	8,319,000
Utilities: 1.7%
CenterPoint Energy, Inc.	365,100	8,576,199
National Fuel Gas Co.	122,800	7,116,260
ONEOK, Inc.	335,156	13,845,294
Xcel Energy, Inc.	95,000	2,692,300
		32,230,053
TOTAL COMMON STOCKS (Cost $1,040,994,421)		1,242,294,964
AFFILIATED INVESTMENT COMPANIES: 0.5%
Pax MSCI EAFE ESG Index ETF (f)	356,492	9,201,059
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $9,273,094)		9,201,059
EXCHANGE TRADED FUNDS: 0.3%
iShares Silver Trust (a)(f)	321,507	6,098,988
(Cost $8,877,573)
BONDS: 32.8%
Community Investment Notes: 0.3%
Calvert Social Investment Foundation, 1.000%, 01/15/15	$3,000,000	3,000,000
CINI Investment Note, 2.000%, 11/01/14 (c)	255,205	249,744
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
Community Investment Notes, continued
Self Help Venture Note, 4.228%, 01/28/15 (c)	$2,000,000	$2,000,352
Total Community Investment Notes (Cost $5,255,205)		5,250,096
CORPORATE BONDS: 10.8%
Consumer Discretionary: 0.8%
Best Buy Co., Inc., 3.750%, 03/15/16 (f)	2,396,000	2,401,990
DIRECTV Holdings, LLC/Financing Co., 3.125%, 02/15/16	3,000,000	3,115,239
DIRECTV Holdings, LLC/Financing Co., 3.800%, 03/15/22	1,000,000	962,345
Marriott International, Inc., 3.250%, 09/15/22	3,000,000	2,798,802
Time Warner Cable, Inc., 6.750%, 07/01/18	3,000,000	3,437,655
VF Corp., 5.950%, 11/01/17	2,235,000	2,595,389
		15,311,420
Consumer Staples: 1.2%
Anheuser-Busch InBev Worldwide, 5.375%, 11/15/14	3,052,000	3,240,638
Anheuser-Busch InBev Worldwide, 3.625%, 04/15/15	1,175,000	1,234,353
Ingredion, Inc., 3.200%, 11/01/15	500,000	522,799
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,150,636
Kimberly-Clark Corp., 5.000%, 08/15/13	3,150,000	3,166,465
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,855,585
Kraft Foods Group, Inc., 6.125%, 08/23/18	3,000,000	3,526,401
Mondelez International, Inc., 6.125%, 08/23/18	2,000,000	2,340,404
		22,037,281
Energy: 0.8%
Energy Transfer Partners, LP, 144A, 3.292%, 11/01/66 (e)	2,600,000	2,353,000
Noble Energy, Inc., 8.250%, 03/01/19	3,000,000	3,782,541
ONEOK Partners, LP, 8.625%, 03/01/19	3,775,000	4,785,435
Southwestern Energy Co., 7.500%, 02/01/18	3,000,000	3,560,952

SEE NOTES TO FINANCIAL STATEMENTS
43

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Talisman Energy, Inc., 3.750%, 02/01/21	$1,000,000	$999,766
		15,481,694
Financials: 4.0%
American Express Co., 7.000%, 03/19/18	1,000,000	1,204,317
American Honda Finance Corp., 144A, 6.700%, 10/01/13 (e)	3,000,000	3,045,054
American Tower Corp., REIT, 7.250%, 05/15/19	1,665,000	2,000,532
Bank of New York Mellon Corp., The, 4.300%, 05/15/14	4,000,000	4,135,272
Bank of New York Mellon Corp., The, 2.950%, 06/18/15	3,000,000	3,125,244
BB&T Corp., 2.050%, 04/28/14	3,000,000	3,029,238
BB&T Corp., 0.976%, 04/28/14	500,000	502,023
BlackRock, Inc., 3.375%, 06/01/22	1,000,000	1,001,645
Branch Banking & Trust Co./Wilson NC, 0.592%, 09/13/16	4,000,000	3,960,644
Ford Motor Credit Co., LLC, 1.526%, 11/20/18	3,000,000	2,982,243
International Finance Corp., 2.250%, 04/28/14	2,000,000	2,031,046
JPMorgan Chase & Co., 5.125%, 09/15/14	2,000,000	2,098,944
JPMorgan Chase & Co., 3.700%, 01/20/15	2,000,000	2,078,068
JPMorgan Chase & Co., 3.400%, 06/24/15	2,000,000	2,088,534
JPMorgan Chase & Co., 7.000%, 03/16/16 (i)(US)	3,000,000	2,944,449
JPMorgan Chase & Co., 1.574%, 11/23/16	2,000,000	2,013,346
JPMorgan Chase & Co., 1.273%, 05/27/21	2,000,000	1,906,970
JPMorgan Chase & Co., 1.322%, 03/21/23	3,000,000	2,862,849
JPMorgan Chase Bank N.A., 0.602%, 06/13/16	2,000,000	1,966,218
Morgan Stanley, 0.757%, 10/15/15	2,000,000	1,962,184
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Morgan Stanley, 1.556%, 04/25/18	$4,000,000	$3,927,616
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,401,208
PNC Funding Corp., 5.250%, 11/15/15	2,000,000	2,177,758
PNC Preferred Funding Trust I, 144A, 1.923%, 03/15/17 (e)	6,445,000	5,446,025
Prudential Financial, Inc., 4.750%, 04/01/14	3,000,000	3,089,523
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,446,944
Prudential Financial, Inc., 3.470%, 11/02/20	3,000,000	3,049,050
State Street Corp., 4.956%, 03/15/18	4,010,000	4,422,657
Toyota Motor Credit Corp., 2.560%, 01/18/15	2,000,000	1,986,500
		75,886,101
Health Care: 1.1%
Becton, Dickinson & Co., 3.250%, 11/12/20	3,000,000	3,038,565
Celgene Corp., 2.450%, 10/15/15	2,000,000	2,060,832
Celgene Corp., 3.950%, 10/15/20	2,000,000	2,075,172
Teva Pharmaceutical Finance III BV, 0.772%, 03/21/14	3,000,000	3,006,126
Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,000,000	2,077,210
UnitedHealth Group, Inc., 4.875%, 03/15/15	119,000	127,134
UnitedHealth Group, Inc., 5.375%, 03/15/16	4,000,000	4,433,340
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,939,120
		19,757,499
Industrials: 0.9%
Atlas Copco AB, 144A, 5.600%, 05/22/17 (e)	2,505,000	2,831,765
CSX Corp., 7.375%, 02/01/19	2,000,000	2,469,686
Emerson Electric Co., 5.250%, 10/15/18	1,000,000	1,150,898
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,250,720

SEE NOTES TO FINANCIAL STATEMENTS
44

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Industrials, continued
Pentair, Inc., 5.000%, 05/15/21	$4,050,000	$4,312,772
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,239,828
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,152,005
		16,407,674
Information Technology: 1.1%
Adobe Systems, Inc., 3.250%, 02/01/15	2,000,000	2,073,228
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,253,295
Apple, Inc., 0.450%, 05/03/16	4,000,000	3,959,820
CA, Inc., 5.375%, 12/01/19	3,000,000	3,266,925
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,666,126
IBM Corp., 2.000%, 01/05/16	1,750,000	1,796,298
IBM Corp., 5.700%, 09/14/17	5,000,000	5,780,885
		20,796,577
Materials: 0.3%
Potash Corp of Saskatchewan, Inc., 3.250%, 12/01/17	2,000,000	2,101,772
Rio Tinto Finance USA, Ltd., 8.950%, 05/01/14	3,000,000	3,197,661
		5,299,433
Telecommunication Services: 0.4%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(h)(MX)	52,000,000	4,347,028
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,337,452
		7,684,480
Utilities: 0.2%
American Water Capital Corp., 6.085%, 10/15/17	3,000,000	3,463,500
TOTAL CORPORATE BONDS (Cost $194,226,116)		202,125,659
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS: 8.2%
Federal Farm Credit Bank (Agency): 1.0%
3.850%, 02/11/15	$4,000,000	$4,223,572
1.000%, 03/01/17	3,000,000	2,989,683
1.010%, 06/26/17	4,000,000	3,966,468
1.120%, 08/20/18	4,000,000	3,884,380
1.140%, 09/04/18	3,500,000	3,388,795
		18,452,898
Federal Home Loan Bank System (Agency): 2.8%
4.110%, 09/27/13	4,000,000	4,038,152
5.625%, 06/13/16	2,000,000	2,271,796
0.500%, 06/19/17	2,700,000	2,656,198
1.000%, 06/27/17	4,000,000	3,952,116
0.750%, 11/28/17	3,000,000	2,918,457
0.950%, 01/25/18	2,000,000	1,954,236
1.020%, 01/30/18	3,000,000	2,938,752
1.000%, 02/05/18	5,000,000	4,888,405
1.375%, 06/27/18	3,000,000	2,944,563
1.150%, 07/25/18	3,000,000	2,924,028
1.140%, 10/25/18	5,000,000	4,827,550
0.800%, 06/05/19	3,000,000	2,861,115
1.550%, 02/05/20	3,000,000	2,878,992
2.350%, 07/09/20	3,690,000	3,611,827
1.500%, 09/26/22	3,000,000	2,816,382
2.250%, 10/11/22	3,000,000	2,832,588
		51,315,157
Freddie Mac (Agency): 1.6%
1.150%, 12/30/15	2,000,000	2,007,496
1.000%, 09/29/17	4,000,000	3,956,488
1.250%, 12/12/17	1,500,000	1,485,672
1.000%, 02/14/18	3,000,000	2,934,330
1.050%, 03/26/18	3,000,000	2,937,645
1.125%, 05/25/18	5,000,000	4,876,395
2.000%, 11/29/18	3,000,000	2,999,565
1.250%, 06/10/19	5,500,000	5,288,003
2.000%, 06/27/19	3,000,000	2,948,826
		29,434,420
Fannie Mae (Agency): 2.8%
0.750%, 01/30/15	3,000,000	3,006,765
0.500%, 11/27/15	2,000,000	1,994,928
0.550%, 02/26/16	3,000,000	2,989,344
2.000%, 03/10/16	3,000,000	3,105,852
0.800%, 06/19/17	2,290,000	2,247,053
2.200%, 10/27/17	5,000,000	5,152,740
1.000%, 12/27/17	3,000,000	2,938,845
1.050%, 01/30/18	3,000,000	2,941,761
1.050%, 01/30/18	2,000,000	1,957,340

SEE NOTES TO FINANCIAL STATEMENTS
45

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Fannie Mae (Agency), continued
1.050%, 05/25/18	$3,000,000	$2,918,541
1.000%, 12/20/18	4,000,000	3,840,264
1.000%, 03/13/19	6,645,000	6,481,367
1.625%, 08/08/19	2,000,000	1,941,430
1.500%, 10/23/19	3,000,000	2,874,987
1.500%, 04/17/20	2,750,000	2,627,650
2.000%, 11/14/22	6,000,000	5,615,381
		52,634,248
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $154,038,737)		151,836,723
GOVERNMENT BONDS: 0.7%
Canadian Government Bond, 2.500%, 06/01/15 (g)(CA)	3,000,000	2,921,755
Private Export Funding Corp., 4.974%, 08/15/13	2,000,000	2,011,870
U.S. Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,239,964
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,727,280
TOTAL GOVERNMENT BONDS (Cost $12,875,710)		13,900,869
MUNICIPAL BONDS: 0.8%
Alderwood Washington Water & Waste. Distr., 5.150%, 12/01/25	2,435,000	2,622,276
Colorado State Department of Transportation, 0.963%, 12/15/16	1,485,000	1,481,139
Commonwealth of Puerto Rico Gov Development Bank, 3.670%, 05/01/14	4,000,000	3,972,160
Iowa Finance Authority, 3.430%, 08/01/19	2,000,000	2,111,180
Portland Oregon Urban Renewal & Redevelopment, 6.031%, 06/15/18	3,800,000	4,019,222
TOTAL MUNICIPAL BONDS (Cost $13,720,752)		14,205,977
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. TREASURY NOTES: 6.5%
1.875%, 07/15/13 (TIPS)	$2,532,220	$2,535,978
3.125%, 08/31/13	5,000,000	5,025,390
3.125%, 09/30/13	3,000,000	3,022,677
2.750%, 10/31/13	7,000,000	7,061,936
2.000%, 01/15/14 (TIPS)	3,775,500	3,830,362
0.375%, 06/15/15	10,000,000	10,003,910
1.875%, 07/15/15 (TIPS)	2,988,775	3,179,193
2.000%, 01/15/16 (TIPS)	2,343,220	2,518,413
0.375%, 03/15/16	20,000,000	19,895,320
0.500%, 06/15/16	48,000,000	47,801,232
3.375%, 11/15/19	5,000,000	5,502,930
3.625%, 02/15/20	2,000,000	2,231,484
1.250%, 07/15/20 (TIPS)	4,265,120	4,638,817
2.000%, 11/15/21 (f)	3,000,000	2,948,790
TOTAL U.S. TREASURY NOTES (Cost $119,490,973)		120,196,432
MORTGAGE-BACKED SECURITIES: 5.5%
Ginnie Mae (Mortgage Backed): 1.0%
6.000%, 02/15/19	236,422	258,885
4.000%, 05/15/19	534,258	573,189
6.000%, 05/15/21	274,837	299,167
6.000%, 07/15/21	46,778	50,760
6.000%, 02/15/22	456,342	501,290
4.500%, 11/20/33	1,181,661	1,271,847
1.625%, 11/20/33	2,528,756	2,639,523
1.750%, 05/20/34	1,094,065	1,142,308
1.750%, 08/20/34	1,540,360	1,610,429
1.750%, 07/20/35	2,070,492	2,164,696
6.000%, 08/15/35	839,364	933,896
6.000%, 05/20/36	411,742	456,726
6.000%, 01/15/38	882,851	991,606
6.000%, 01/15/38	354,890	394,024
3.000%, 07/20/41	1,712,631	1,800,881
2.000%, 06/20/43	4,000,000	4,153,581
		19,242,808
Freddie Mac (Mortgage-Backed): 0.9%
4.000%, 05/01/14	69,996	74,108
5.000%, 08/01/18	539,659	570,310
4.500%, 09/01/18	151,803	160,146
4.000%, 09/01/18	114,303	120,031
5.500%, 10/01/18	188,051	201,270
5.500%, 10/01/18	129,607	139,116
5.000%, 10/01/18	269,885	287,308
5.000%, 11/01/18	188,997	200,143

SEE NOTES TO FINANCIAL STATEMENTS
46

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed), continued
5.000%, 11/01/18	$169,561	$179,244
3.500%, 11/01/25	1,544,362	1,605,134
2.369%, 12/01/35	1,905,275	2,047,578
2.900%, 05/01/36	48,744	49,859
2.396%, 11/01/36	1,633,525	1,741,334
2.746%, 04/01/37	718,458	770,020
2.480%, 01/01/38	1,984,354	2,120,626
5.000%, 07/01/39	1,386,724	1,501,140
5.000%, 08/01/39	997,512	1,083,274
5.500%, 10/01/39	1,427,309	1,546,831
3.500%, 01/01/41	1,511,227	1,533,332
		15,930,804
Fannie Mae (Mortgage Backed): 3.4%
5.000%, 01/01/14	26,272	27,236
5.000%, 02/01/14	19,735	21,211
4.500%, 07/01/18	649,979	692,105
3.500%, 09/01/18	409,245	428,048
3.500%, 10/01/18	64,810	67,634
3.500%, 10/01/18	228,749	239,202
5.000%, 11/01/18	27,522	29,384
5.000%, 11/01/18	174,034	186,754
5.000%, 11/01/18	214,499	230,415
5.000%, 02/01/19	650,364	694,334
4.500%, 11/01/19	410,488	436,908
5.000%, 03/01/20	261,646	279,304
5.000%, 10/01/20	683,666	740,096
5.000%, 10/01/23	345,741	375,024
3.500%, 01/01/26	2,214,823	2,322,904
3.500%, 02/01/26	1,769,763	1,849,162
3.000%, 11/01/26	1,719,659	1,775,389
3.500%, 12/01/26	3,372,501	3,537,940
2.500%, 03/01/27	2,477,880	2,500,865
2.500%, 06/01/27	6,216,548	6,264,992
2.500%, 09/01/27	2,740,954	2,765,438
2.500%, 12/01/27	3,846,423	3,880,781
3.000%, 04/01/28	4,148,245	4,283,708
4.000%, 01/01/32	2,197,842	2,345,956
6.500%, 06/01/32	264,739	296,473
5.000%, 12/01/33	1,721,568	1,862,690
2.800%, 12/01/33	151,072	161,354
2.556%, 12/01/33	362,944	386,651
6.000%, 02/01/34	559,196	616,548
2.160%, 05/01/34	1,074,161	1,142,631
2.357%, 07/01/34	2,020,319	2,152,162
2.593%, 01/01/35	815,508	866,021
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage Backed), continued
1.917%, 03/01/35	$604,418	$634,719
2.421%, 06/01/35	311,122	329,789
5.500%, 10/01/35	793,925	865,999
1.984%, 10/01/35	2,997,986	3,147,409
2.376%, 05/01/36	257,080	273,346
2.636%, 06/01/37	495,567	530,422
2.528%, 09/01/37	4,112,670	4,373,484
4.000%, 02/01/41	2,662,350	2,754,194
3.500%, 10/01/41	2,540,989	2,587,313
2.096%, 09/01/42	3,288,519	3,346,566
		62,302,561
Commercial Mortgage-Backed: 0.2%
JP Morgan Chase Commercial Mtg Sec Corp., 4.738%, 07/15/42	2,000,000	2,113,144
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	2,000,000	2,126,517
		4,239,661
TOTAL MORTGAGE-BACKED SECURITIES (Cost $100,150,628)		101,715,834
TOTAL BONDS (Cost $599,758,121)		609,231,590
CERTIFICATES OF DEPOSIT: 0.0%
Hope Community Credit Union, 0.850%, 05/07/14	100,000	100,000
Urban Partnership Bank, 0.350%, 09/20/13	248,000	248,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $348,000)		348,000
MONEY MARKET: 0.0%
Self Help Credit Union Money Market Account
(Cost $264,998)	264,998	264,998
TIME DEPOSIT: 0.2%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/13	2,801,000	2,801,000
(Cost $2,801,000)

SEE NOTES TO FINANCIAL STATEMENTS
47

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 1.7%
State Street Institutional U.S. Government Money Market Fund	32,121,593	$32,121,593
(Cost $32,121,593)
TOTAL INVESTMENTS: 102.5% (Cost $1,694,438,800)		1,902,362,192
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -1.7%		(32,121,593)
OTHER ASSETS AND LIABILITIES—		(14,674,976)
(NET): -0.8%
NET ASSETS: 100.0%		$1,855,565,623

(a)  Non income producing security.

(b)  Illiquid security.

(c)  Fair Valued security.

(d)  Security or partial position of this security has been segregated by the custodian to cover options contracts.

(e)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value

(f)  Security or partial position of this security was on loan as of June 30, 2013. The total market value of securities on loan as of June 30, 2013 was $47,194,932.

(g)  Principal amount is in Canadian dollars; value is in U.S. dollars.

(h)  Principal amount is in Mexican pesos; value is in U.S. dollars.

(i)  Principal amount is in Australian dollars; value is in U.S. dollars.

ADR  American Depository Receipt

CA  Canada

LP  Limited Partnership

MX  Mexico

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

US  United States

SCHEDULE OF WRITTEN OPTIONS
CALLS:
Celgene Corp. expires January 2014, exercise price $115.00	800	$(1,092,000)
TOTAL WRITTEN CALL OPTIONS (Premiums Received $439,115)		$(1,092,000)

SEE NOTES TO FINANCIAL STATEMENTS
48

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Growth Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.0%
Consumer Discretionary: 14.8%
Amazon.com, Inc. (a)	5,000	$1,388,450
Autoliv, Inc. (c)	12,900	998,331
BorgWarner, Inc. (a)	19,900	1,714,385
Coach, Inc.	14,800	844,932
Ford Motor Co.	97,500	1,508,325
Macy's, Inc.	37,500	1,800,000
Marriott International, Inc., Class A	44,000	1,776,280
Michael Kors Holdings, Ltd. (a)	20,500	1,271,410
NIKE, Inc., Class B	36,420	2,319,226
Scripps Networks Interactive, Class A	17,500	1,168,300
Starbucks Corp.	30,150	1,974,524
Time Warner, Inc.	12,000	693,840
Valeo SA	20,500	1,286,355
VF Corp.	13,200	2,548,392
		21,292,750
Consumer Staples: 9.2%
Fresh Market, Inc., The (a)	28,750	1,429,450
General Mills, Inc.	52,000	2,523,560
Kimberly-Clark Corp.	20,700	2,010,798
PepsiCo, Inc.	33,680	2,754,687
Procter & Gamble Co., The	29,100	2,240,409
Whole Foods Market, Inc.	43,200	2,223,936
		13,182,840
Energy: 5.9%
Baker Hughes, Inc.	31,450	1,450,788
Devon Energy Corp.	24,044	1,247,403
Ensco PLC, Class A	20,250	1,176,930
Marathon Petroleum Corp.	6,950	493,867
Noble Energy, Inc.	26,200	1,573,048
Southwestern Energy Co. (a)	38,500	1,406,405
Talisman Energy, Inc.	92,500	1,057,275
		8,405,716
Financials: 8.1%
ACE, Ltd.	17,800	1,592,744
CBRE Group, Inc., Class A (a)	62,500	1,460,000
JPMorgan Chase & Co.	32,125	1,695,879
Plum Creek Timber Co., Inc., REIT	29,500	1,376,765
PNC Financial Services Group, Inc.	30,700	2,238,644
State Street Corp.	37,150	2,422,551
Weyerhaeuser Co., REIT	31,000	883,190
		11,669,773
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 12.4%
Agilent Technologies, Inc.	36,750	$1,571,430
Alexion Pharmaceuticals, Inc. (a)	11,850	1,093,044
Celgene Corp. (a)	14,500	1,695,195
Express Scripts Holding Co. (a)	29,750	1,835,278
Gilead Sciences, Inc. (a)(c)	29,150	1,492,772
HeartWare International, Inc. (a)(c)	8,800	836,968
Intuitive Surgical, Inc. (a)	1,575	797,864
Laboratory Corp of America Holdings (a)	12,150	1,216,215
Mylan, Inc. (a)	35,000	1,086,050
Roche Holding AG	7,900	1,960,757
Teva Pharmaceutical Industries, Ltd., ADR	29,000	1,136,800
Thermo Fisher Scientific, Inc.	28,712	2,429,896
Volcano Corp. (a)	32,500	589,225
		17,741,494
Industrials: 12.6%
3M Co.	22,400	2,449,440
Cummins, Inc.	17,650	1,914,319
Eaton Corp PLC	27,550	1,813,066
Expeditors Int. of Washington, Inc.	46,000	1,748,460
Landstar System, Inc.	22,000	1,133,000
Pall Corp.	24,875	1,652,446
Quanta Services, Inc. (a)	47,200	1,248,912
Roper Industries, Inc.	17,150	2,130,373
Stanley Black & Decker, Inc.	26,500	2,048,450
United Parcel Service, Inc., Class B	22,251	1,924,266
		18,062,732
Information Technology: 28.2% (b)
Apple, Inc. (d)	12,575	4,980,706
Aruba Networks, Inc. (a)	54,500	837,120
ASML Holding NV	21,294	1,684,355
Cisco Systems, Inc.	64,000	1,555,840
Cognizant Technology Solutions, Class A (a)	24,250	1,518,293
Concur Technologies, Inc. (a)(c)	10,650	866,697
eBay, Inc. (a)	19,750	1,021,470
EMC Corp. (a)(c)	58,500	1,381,770
Facebook, Inc., Class A (a)	15,000	372,900
Google, Inc., Class A (a)	4,465	3,930,851
IBM	12,017	2,296,568
Intuit, Inc.	31,400	1,916,342

SEE NOTES TO FINANCIAL STATEMENTS
49

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Growth Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
Juniper Networks, Inc. (a)	51,750	$999,293
Mastercard, Inc., Class A	2,800	1,608,600
NetApp, Inc. (a)	41,850	1,581,093
NETGEAR, Inc. (a)	28,750	878,025
Nuance Communications, Inc. (a)	54,500	1,001,710
Oracle Corp.	48,750	1,497,600
Palo Alto Networks, Inc. (a)	16,500	695,640
Qualcomm, Inc.	37,000	2,259,960
Red Hat, Inc. (a)	27,200	1,300,704
Salesforce.com, Inc. (a)(c)	25,000	954,500
SAP AG, ADR	13,850	1,008,696
Texas Instruments, Inc.	48,500	1,691,195
Trimble Navigation, Ltd. (a)	58,750	1,528,088
Visa, Inc., Class A	6,200	1,133,050
		40,501,066
Materials: 3.5%
Nucor Corp.	28,000	1,212,960
Praxair, Inc.	11,300	1,301,308
Rio Tinto PLC, ADR (c)	19,500	801,060
Syngenta AG, ADR	22,400	1,744,064
		5,059,392
Telecommunication Services: 1.1%
Vodafone Group PLC, ADR	54,838	1,576,044
Utilities: 1.2%
American Water Works Co., Inc.	41,904	1,727,702
TOTAL COMMON STOCKS (Cost $105,166,301)		139,219,509
TIME DEPOSIT: 2.9%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/13	$4,159,000	4,159,000
(Cost $4,159,000)
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.4%
State Street Institutional U.S. Government Money Market Fund	3,411,894	$3,411,894
(Cost $3,411,894)
TOTAL INVESTMENTS: 102.3% (Cost $112,737,195)		146,790,403
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.4%		(3,411,894)
OTHER ASSETS AND LIABILITIES— (NET): 0.1%		85,120
NET ASSETS: 100.0%		$143,463,629

(a)  Non-income producing security.

(b)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

(c)  Security or partial position of this security was on loan as of June 30, 2013. The total market value of securities on loan as of June 30, 2013 was $6,477,297.

(d)  Security or partial position of this security has been segregated by the custodian to cover options contracts.

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SCHEDULE OF WRITTEN OPTIONS
PUTS:
Apple, Inc. expires January 2014, exercise price $400.00	11	$(39,809)
TOTAL WRITTEN PUT OPTIONS (Premiums Received $30,642)		$(39,809)

SEE NOTES TO FINANCIAL STATEMENTS
50

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCK: 98.0%
Consumer Discretionary: 7.3%
Cinemark Holdings, Inc.	4,500	$125,640
Gannett Co, Inc.	7,000	171,220
Harman International Industries, Inc.	12,000	650,400
Jamba, Inc. (a)	65,000	970,450
		1,917,710
Consumer Staples: 1.0%
Weis Markets, Inc.	6,000	270,420
Energy: 1.9%
Hornbeck Offshore Services, Inc. (a)	5,000	267,500
Oasis Petroleum, Inc. (a)	6,000	233,220
		500,720
Financials: 28.6% (c)
Cape Bancorp, Inc.	28,820	273,790
Capitol Federal Financial, Inc.	90,000	1,092,601
Chicopee Bancorp, Inc.	62,427	1,055,016
Hampden Bancorp, Inc.	3,796	56,598
OmniAmerican Bancorp, Inc. (a)	34,902	768,891
Oritani Financial Corp.	50,621	793,737
Peoples Federal Bancshares, Inc. (b)	47,200	852,904
Rockville Financial, Inc.	51,260	670,481
Territorial Bancorp, Inc.	48,010	1,085,506
ViewPoint Financial Group, Inc.	19,143	398,366
Westwood Holdings Group, Inc.	9,977	428,213
		7,476,103
Health Care: 15.8%
Cytokinetics, Inc. (a)(b)	28,333	327,817
Hologic, Inc. (a)(b)	30,000	579,000
ICU Medical, Inc. (a)	12,500	900,750
Natus Medical, Inc. (a)	61,227	835,749
Onyx Pharmaceuticals, Inc. (a)	9,000	781,380
Repligen Corp. (a)	59,565	490,816
Vascular Solutions, Inc. (a)	15,049	221,371
		4,136,883
Industrials: 10.0%
Generac Holdings, Inc.	10,000	370,100
KAR Auction Services, Inc.	24,114	551,487
Lindsay Corp.	2,359	176,878
Quanta Services, Inc. (a)	30,000	793,800
Timken Co.	9,000	506,520
Trinity Industries, Inc.	6,000	230,640
		2,629,425
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCK, continued
Information Technology: 26.0% (c)
Amdocs, Ltd.	25,000	$927,250
Broadridge Financial Solutions, Inc.	28,000	744,240
Compuware Corp.	50,000	517,500
Dealertrack Technologies, Inc. (a)	8,000	283,440
EPIQ Systems, Inc.	30,000	404,100
MICROS Systems, Inc. (a)(b)	22,000	949,300
NVIDIA Corp.	45,000	631,350
Polycom, Inc. (a)	64,000	674,560
TheStreet, Inc. (a)(b)	450,862	838,603
Westell Technologies, Inc., Class A (a)	358,626	857,116
		6,827,459
Materials: 4.4%
Compass Minerals International	1,500	126,795
Neenah Paper, Inc.	16,520	524,840
US Silica Holdings, Inc. (b)	24,000	498,720
		1,150,355
Utilities: 3.0%
Hawaiian Electric Industries, Inc. (b)	21,000	531,510
Unitil Corp.	8,749	252,671
		784,181
TOTAL COMMON STOCKS (Cost $24,471,041)		25,693,256
TIME DEPOSIT: 3.2%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/13	$835,000	835,000
(Cost $835,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 5.7%
State Street Institutional U.S. Government Money Market Fund	1,482,472	1,482,472
(Cost $1,482,472)
TOTAL INVESTMENTS: 106.9% (Cost $26,788,513)		28,010,728

SEE NOTES TO FINANCIAL STATEMENTS
51

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -5.7%		$(1,482,472)
OTHER ASSETS AND LIABILITIES—		(301,899)
(NET): -1.2%
NET ASSETS: 100.0%		$26,226,357

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of June 30, 2013. The total market value of securities on loan as of June 30, 2013 was $1,450,145.

(c)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

Pax World International Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 96.4%
Australia: 6.0%
Amcor, Ltd.	40,000	$369,677
Australia & New Zealand Banking	40,142	1,042,060
Cochlear, Ltd.	5,800	325,518
QBE Insurance Group, Ltd.	46,500	643,815
		2,381,070
Austria: 1.6%
OMV AG	13,800	622,533
Belgium: 2.2%
Anheuser-Busch InBev NV	9,500	855,315
Brazil: 2.5%
CCR SA	52,200	414,072
Natura Cosmeticos SA	27,500	587,873
		1,001,945
Canada: 4.6%
Potash Corp. of Saskatchewan, Inc.	18,800	716,844
Toronto-Dominion Bank, The	13,500	1,084,995
		1,801,839
Denmark: 2.2%
Novo Nordisk A/S, B Shares	5,700	886,135
Finland: 1.4%
Fortum OYJ	19,500	365,300
Pohjola Bank PLC. A Shares	12,000	176,331
		541,631
France: 8.3%
AXA SA	31,000	611,094
Compagnie De Saint-Gobain (a)	22,800	923,866
Danone SA	7,000	526,879
LVMH Moet Hennessy Louis Vuitt	5,300	860,478
Mersen	17,260	374,710
		3,297,027
Germany: 8.4%
Bayerische Motoren Werke AG	6,100	532,385
Deutsche Telekom AG	70,000	815,538
Muenchener Rueckversicherungs AG	2,300	422,539
SAP AG, ADR (b)	6,300	458,829
Siemens AG	10,600	1,073,393
		3,302,684
Hong Kong: 0.1%
Chaoda Modern Agriculture (Holdings), Ltd. (a)(c)(d)	710,000	34,786

SEE NOTES TO FINANCIAL STATEMENTS
52

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World International Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Indonesia: 1.9%
Bank Rakyat Indonesia Persero Tbk PT	950,000	$737,579
Israel: 2.2%
Teva Pharmaceutical Industries, Ltd., ADR	22,000	862,400
Japan: 16.8%
Astellas Pharma, Inc.	12,100	657,321
Canon, Inc., ADR (b)	25,500	838,185
Central Japan Railway Co.	5,300	645,964
Chiyoda Corp.	28,000	330,227
Honda Motor Co, Ltd., ADR (b)	13,779	513,268
Hoya Corp.	21,100	433,989
Kao Corp.	28,100	956,566
Komatsu, Ltd.	30,900	711,687
Nintendo Co., Ltd.	2,500	294,347
Nippon Building Fund, Inc., REIT	37	428,516
Resona Holdings, Inc.	172,100	838,160
		6,648,230
Luxembourg: 0.9%
Tenaris SA, ADR	9,200	370,484
Poland: 1.6%
Powszechny Zaklad Ubezpieczen SA	5,100	628,385
Singapore: 4.7%
DBS Group Holdings, Ltd.	60,000	730,074
Hyflux, Ltd.	279,000	274,575
Singapore Telecommunications, Ltd.	288,000	853,002
		1,857,651
South Africa: 1.4%
Sasol Ltd., ADR	13,100	567,361
Spain: 5.1%
Banco Santander SA, ADR (b)	63,000	407,610
Repsol SA	51,000	1,076,353
Telefonica SA, ADR (a)(b)	42,500	544,425
		2,028,388
Sweden: 3.4%
Autoliv, Inc. (b)	6,000	464,340
Hennes & Mauritz AB, B Shares	27,000	888,337
		1,352,677
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Switzerland: 2.5%
Nestle SA	15,200	$997,430
		997,430
Taiwan: 1.7%
Taiwan Semiconductor Manu. Co., Ltd., ADR	37,076	679,232
United Kingdom: 16.9%
AMEC PLC	33,000	504,708
ARM Holdings PLC, ADR (b)	10,500	379,890
AstraZeneca PLC, ADR (b)	13,600	643,280
BG Group PLC	56,400	958,464
InterContinental Hotels Group	10,000	274,822
Marks & Spencer Group PLC	64,600	422,693
Reckitt Benckiser Group PLC	10,200	721,512
Reed Elsevier PLC	68,000	773,308
Rio Tinto PLC, ADR (b)	25,000	1,026,999
Spectris PLC	11,414	331,051
Standard Chartered PLC	29,200	633,943
		6,670,670
TOTAL COMMON STOCKS (Cost $36,509,836)		38,125,452
EXCHANGE TRADED FUNDS: 2.7%
United States: 2.7%
CurrencyShares Australian Dollar Trust	6,000	549,600
iShares Silver Trust (a)(b)	28,000	531,160
TOTAL EXCHANGE TRADED FUNDS (Cost $1,165,599)		1,080,760
RIGHTS: 0.1%
Spain: 0.1%
Repsol SA, Expires 07/04/13 (a)	57,999	32,312
TOTAL RIGHTS (Cost $34,269)		32,312
TIME DEPOSIT: 6.3%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/13	$2,485,000	2,485,000
(Cost $2,485,000)

SEE NOTES TO FINANCIAL STATEMENTS
53

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World International Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 10.0%
State Street Institutional U.S. Government Money Market Fund	$3,959,434	$3,959,434
(Cost $3,959,434)
TOTAL INVESTMENTS: 115.5% (Cost $44,154,138)		45,682,958
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -10.0%		(3,959,434)
OTHER ASSETS AND LIABILITIES—		(2,185,048)
(NET): -5.5%
NET ASSETS: 100.0%		$39,538,476

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of June 30, 2013. The total market value of securities on loan as of June 30, 2013 was $3,867,666.

(c)  Fair Valued security.

(d)  Illiquid security.

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR
Percent of Net Assets	Value	Percent of Net Assets
Consumer Discretionary	$4,729,630	12.0%
Consumer Staples	4,680,361	11.8%
Energy	4,099,903	10.4%
Financials	8,385,101	21.2%
Health Care	3,374,654	8.5%
Industrials	4,473,918	11.3%
Information Technology	3,415,523	8.6%
Materials	2,113,521	5.4%
Telecommunications Services	2,212,966	5.6%
Utilities	639,875	1.6%
Exchange Traded Funds	1,080,760	2.7%
Rights	32,312	0.1%
Time Deposit	2,485,000	6.3%
Other assets and liabilities - (Net)	(2,185,048)	-5.5%
Total	$39,538,476	100.0%
Pax World High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
PREFERRED STOCKS: 0.9%
Financial Services: 0.9%
Hercules Tech Growth Capital, Inc., 7.000%	190,000	$4,864,000
TOTAL PREFERRED STOCKS (Cost $4,776,586)		4,864,000
EXCHANGE TRADED FUNDS: 1.6%
SPDR Barclays Capital High Yield Bond ETF (f)	200,000	7,898,000
TOTAL EXCHANGE TRADED FUNDS (Cost $8,082,090)		7,898,000
BONDS: 99.1%
CORPORATE BONDS: 98.2%
Automotive: 0.5%
Delphi Corp., 5.000%, 02/15/23	$3,000,000	3,097,499
Basic Industry: 6.2%
Barminco Finance Pty, Ltd., 144A, 9.000%, 06/01/18 (a)(f)	2,000,000	1,770,000
Commercial Metals Co., 4.875%, 05/15/23	3,000,000	2,775,000
Gibraltar Industries, Inc., 144A, 6.250%, 02/01/21 (a)	250,000	260,000
Interline Brands, Inc., 10.000%, 11/15/18	3,250,000	3,510,000
Longview Fibre Paper & Packaging, Inc., 144A, 8.000%, 06/01/16 (a)	4,005,000	4,180,219
Mirabela Nickel, Ltd, 144A, 8.750%, 04/15/18 (a)	1,000,000	800,000
Neenah Paper, Inc., 144A, 5.250%, 05/15/21 (a)	1,000,000	980,000
Nexeo Solutions LLC/Finance Corp., 8.375%, 03/01/18	8,000,000	8,000,000
Orion Engineered Carbons Bondco GmbH, 144A, 9.625%, 06/15/18 (a)	1,349,000	1,467,038
Orion Engineered Carbons Finance & Co. SCA, 144A, 9.250%, 08/01/19 (a)	3,700,000	3,718,500
Sappi Papier Holding GmbH, 144A, 7.750%, 07/15/17 (a)	250,000	265,000
Sappi Papier Holding GmbH, 144A, 6.625%, 04/15/21 (a)(f)	3,000,000	2,925,000

SEE NOTES TO FINANCIAL STATEMENTS
54

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Basic Industry, continued
Tempel Steel Co., 144A, 12.000%, 08/15/16 (a)	$3,000,000	$2,865,000
		33,515,757
Capital Goods: 9.1%
ARD Finance SA, 144A, 11.125%, 06/01/18 (a)(c)(LU)	2,111,250	2,926,734
Ardagh Packaging Finance PLC., 144A, 9.125%, 10/15/20 (a)	2,500,000	2,665,625
Belden, Inc., 144A, 5.500%, 09/01/22 (a)	8,615,000	8,507,313
Hyva Global BV, 144A, 8.625%, 03/24/16 (a)(f)	2,000,000	1,895,000
J.B. Poindexter & Co, Inc., 144A, 9.000%, 04/01/22 (a)	6,250,000	6,593,750
Kleopatra Holdings 1, 144A, 10.250%, 08/15/17 (a)(c)(LU)	6,000,000	7,653,699
Mcron Finance Sub LLC/Finance Corp., 144A, 8.375%, 05/15/19 (a)	5,248,000	5,379,200
Milacron LLC/Mcron Finance Corp., 144A, 7.750%, 02/15/21 (a)	1,615,000	1,619,038
SPL Logistics Escrow LLC/Finance Corp., 144A, 8.875%, 08/01/20 (a)	5,000,000	5,225,000
Unifrax I, LLC/Holding Co., 144A, 7.500%, 02/15/19 (a)	6,250,000	6,406,250
		48,871,609
Consumer Cyclical: 10.9%
Brown Shoe Co., Inc., 7.125%, 05/15/19	3,000,000	3,150,000
Charlotte Russe, Inc., 1.000%, 05/21/19	5,000,000	4,975,000
CST Brands, Inc., 144A, 5.000%, 05/01/23 (a)	3,000,000	2,940,000
Fiesta Restaurant Group, Inc., 8.875%, 08/15/16	5,000,000	5,350,000
Hot Topic, Inc., 144A, 9.250%, 06/15/21 (a)	500,000	508,750
Human Touch LLC/Interactive Health Finance, 144A, 15.000%, 03/30/14 (a)(b)(e)	461,193	0
Icon Health & Fitness, Inc., 144A, 11.875%, 10/15/16 (a)	2,450,000	2,033,500
Ingles Markets, Inc., 144A, 5.750%, 06/15/23 (a)	9,000,000	8,910,000
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Cyclical, continued
Levi Strauss & Co., 7.625%, 05/15/20 (f)	$3,000,000	$3,255,000
Levi Strauss & Co., 6.875%, 05/01/22	200,000	218,000
Logan's Roadhouse, Inc., 10.750%, 10/15/17 (f)	9,300,000	8,672,250
Perry Ellis International, Inc., 7.875%, 04/01/19	6,750,000	7,138,125
Radio Systems Corp., 144A, 8.375%, 11/01/19 (a)	2,100,000	2,241,750
Sally Holdings LLC/Capital, Inc., 6.875%, 11/15/19	4,450,000	4,794,875
Sally Holdings LLC/Capital, Inc., 5.750%, 06/01/22	2,425,000	2,473,500
SIWF Merger Sub, Inc./Springs Industries, Inc., 144A, 6.250%, 06/01/21 (a)	1,489,000	1,462,943
Wok Acquisition Corp., 144A, 10.250%, 06/30/20 (a)	500,000	552,500
		58,676,193
Consumer Non-Cyclical: 2.1%
BC Mountain LLC/Finance, Inc., 144A, 7.000%, 02/01/21 (a)	250,000	255,625
Foodcorp Proprietary, Ltd., 144A, 8.750%, 03/01/18 (a)(c)(SA)	5,000,000	6,940,069
Hawk Acquisition Sub, Inc., 144A, 4.250%, 10/15/20 (a)	2,000,000	1,917,500
Libbey Glass, Inc., 6.875%, 05/15/20	2,025,000	2,128,781
		11,241,975
Energy: 17.6%
Alta Mesa Holdings, LP/Finance Services Corp., 9.625%, 10/15/18	8,630,000	8,996,775
Bonanza Creek Energy, Inc., 6.750%, 04/15/21	1,500,000	1,518,750
CGG, 9.500%, 05/15/16	1,000,000	1,048,750
CGG, 7.750%, 05/15/17	5,000,000	5,100,000
CGG, 6.500%, 06/01/21	500,000	507,500
Chaparral Energy, Inc., 9.875%, 10/01/20	4,000,000	4,460,000
Chaparral Energy, Inc., 7.625%, 11/15/22	9,000,000	9,225,000
Crosstex Energy, LP/Finance Corp., 8.875%, 02/15/18	1,000,000	1,065,000

SEE NOTES TO FINANCIAL STATEMENTS
55

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Drill Rigs Holdings, Inc., 144A, 6.500%, 10/01/17 (a)	$6,615,000	$6,631,538
EV Energy Partners, LP/Finance Corp., 8.000%, 04/15/19	500,000	507,500
Exterran Partners LP/EXPL Finance Corp., 144A, 6.000%, 04/01/21 (a)	6,250,000	6,187,500
Hercules Offshore, Inc, 144A, 7.125%, 04/01/17 (a)	2,500,000	2,668,750
Hercules Offshore, Inc., 144A, 10.250%, 04/01/19 (a)	4,500,000	4,927,500
ION Geophysical Corp., 144A, 8.125%, 05/15/18 (a)	5,000,000	4,850,000
Kodiak Oil & Gas Corp., 8.125%, 12/01/19	250,000	272,500
Memorial Production Partners LP/Finance Corp., 144A, 7.625%, 05/01/21 (a)	250,000	247,500
Oil States International, Inc., 144A, 5.125%, 01/15/23 (a)	100,000	105,000
Penn Virginia Corp., 7.250%, 04/15/19 (f)	2,800,000	2,702,000
Penn Virginia Corp., 144A, 8.500%, 05/01/20 (a)	7,500,000	7,293,750
Petroleum Geo-Services ASA, 144A, 7.375%, 12/15/18 (a)	2,000,000	2,185,000
PHI, Inc., 8.625%, 10/15/18	8,125,000	8,653,125
Rosetta Resources, Inc., 9.500%, 04/15/18	8,500,000	9,222,500
Rosetta Resources, Inc., 5.625%, 05/01/21	4,500,000	4,398,750
Sabine Pass Liquefaction, LLC, 144A, 5.625%, 02/01/21 (a)	1,710,000	1,662,975
		94,437,663
Financial Services: 2.9%
Ares Capital Corp., 144A, 5.125%, 06/01/16 (a)	1,200,000	1,282,500
CIT Group, Inc., 5.000%, 05/15/17	250,000	256,563
CIT Group, Inc., 4.250%, 08/15/17	1,000,000	1,008,750
CIT Group, Inc., 5.250%, 03/15/18	1,000,000	1,032,500
Jefferies LoanCore, LLC/ Finance Corp., 144A, 6.875%, 06/01/20 (a)	5,000,000	4,875,000
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financial Services, continued
Nuveen Investments, Inc., 144A, 9.125%, 10/15/17 (a)	$3,040,000	$3,062,800
Oxford Finance, LLC/Co - Issuer, Inc.,144A, 7.250%, 01/15/18 (a)	1,475,000	1,541,375
Provident Funding Associates LP/Finance Co., 144A, 6.750%, 06/15/21 (a)	2,500,000	2,506,250
		15,565,738
Health Care: 9.3%
Air Medical Group Holdings, Inc., 9.250%, 11/01/18	6,390,000	6,917,175
Alere, Inc., 8.625%, 10/01/18	4,000,000	4,240,000
BioScrip, Inc., 10.250%, 10/01/15	6,019,000	6,395,188
Hanger, Inc., 7.125%, 11/15/18	4,920,000	5,289,000
HCA Holdings, Inc., 7.750%, 05/15/21	7,000,000	7,577,500
Health Management Associates, Inc., 6.125%, 04/15/16	4,000,000	4,320,000
Health Management Associates, Inc., 7.375%, 01/15/20	4,000,000	4,405,000
InVentiv Health, Inc., 144A, 11.000%, 08/15/18 (a)	6,250,000	5,250,000
Omega Healthcare Investors, Inc., REIT, 5.875%, 03/15/24	5,500,000	5,706,250
		50,100,113
Media: 9.5%
Expo Event Transco, Inc., 144A, 9.000%, 06/15/21 (a)	4,050,000	4,019,625
Gannett Co, Inc., 7.125%, 09/01/18	5,000,000	5,325,000
Harron Communications, LP/ Finance Corp., 144A, 9.125%, 04/01/20 (a)	2,435,000	2,641,975
MDC Partners, Inc., 144A, 6.750%, 04/01/20 (a)	4,891,000	4,903,228
Mood Media Corp., 144A, 9.250%, 10/15/20 (a)	7,046,000	6,482,320
Nara Cable Funding II, Ltd., 144A, 8.500%, 03/01/20 (a)(c)(IE)	250,000	346,174
Nara Cable Funding, Ltd., 144A, 8.875%, 12/01/18 (a)	1,200,000	1,236,000

SEE NOTES TO FINANCIAL STATEMENTS
56

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Numericable Finance & Co. SCA, 144A, 8.086%, 10/15/18 (a)(c)(LU)	$2,000,000	$2,663,175
Numericable Finance & Co. SCA, 144A, 8.750%, 02/15/19 (a)(c)(LU)	5,250,000	7,325,683
Townsquare Radio, LLC/Inc., 144A, 9.000%, 04/01/19 (a)	4,000,000	4,280,000
Valassis Communications, Inc., 6.625%, 02/01/21 (f)	10,000,000	9,850,000
Virgin Media Finance PLC, 8.375%, 10/15/19	1,670,000	1,820,300
		50,893,480
Real Estate: 1.7%
Kennedy-Wilson, Inc., 8.750%, 04/01/19	8,400,000	9,072,000
Services: 11.9%
Algeco Scotsman Global Finance PLC, 144A, 8.500%, 10/15/18 (a)	7,850,000	7,850,000
Algeco Scotsman Global Finance PLC. 144A, 9.000%, 10/15/18 (a)(c)(UK)	250,000	328,666
Alliance Data Systems Corp., 144A, 5.250%, 12/01/17 (a)	1,000,000	1,035,000
Alliance Data Systems Corp., 144A, 6.375%, 04/01/20 (a)	500,000	517,500
Compiler Finance Sub, Inc., 144A, 7.000%, 05/01/21 (a)	250,000	243,750
FTI Consulting, Inc., 144A, 6.000%, 11/15/22 (a)	500,000	508,750
Grupo Senda Autotransporte SA de CV, 144A, 10.500%, 10/03/15 (a)	1,250,000	1,296,875
Inversiones Alsacia SA, 144A, 8.000%, 08/18/18 (a)(b)	1,910,587	1,633,552
Iron Mountain, Inc., 5.750%, 08/15/24	3,000,000	2,827,500
Jack Cooper Holdings Corp., 144A, 9.250%, 06/01/20 (a)	5,000,000	5,012,500
Kenan Advantage Group, Inc., The, 144A, 8.375%, 12/15/18 (a)	2,650,000	2,769,250
Marquette Transportation Co./Finance Corp., 10.875%, 01/15/17	7,400,000	7,955,000
Mobile Mini, Inc., 7.875%, 12/01/20	750,000	810,000
Navios Maritime Acquisition Corp., 8.625%, 11/01/17 (f)	7,600,000	7,809,000
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Services, continued
NES Rentals Holdings, Inc., 144A, 7.875%, 05/01/18 (a)	$250,000	$247,500
PHH Corp., 7.375%, 09/01/19 (f)	6,000,000	6,390,000
Sabre, Inc., 144A, 8.500%, 05/15/19 (a)	7,000,000	7,481,250
Stream Global Services, Inc., 11.250%, 10/01/14	7,401,000	7,512,015
Viking Cruises, Ltd., 144A, 8.500%, 10/15/22 (a)	500,000	550,000
Zachry Holdings, Inc., 144A, 7.500%, 02/01/20 (a)	1,000,000	1,035,000
		63,813,108
Technology & Electronics: 8.4%
Brightstar Corp., 144A, 9.500%, 12/01/16 (a)	4,000,000	4,140,000
Epicor Software Corp., 8.625%, 05/01/19	6,250,000	6,437,500
First Data Corp., 12.625%, 01/15/21	4,000,000	4,250,000
j2 Global, Inc., 8.000%, 08/01/20	7,000,000	7,350,000
MMI International, Ltd., 144A, 8.000%, 03/01/17 (a)(f)	1,000,000	1,010,000
NeuStar, Inc.144A, 4.500%, 01/15/23 (a)	4,250,000	4,037,500
Nuance Communications, Inc., 2.750%, 08/15/27 (f)	4,000,000	4,637,500
Syniverse Holdings, Inc., 9.125%, 01/15/19	7,013,000	7,521,442
WEX, Inc. 144A, 4.750%, 02/01/23 (a)	6,250,000	5,937,500
		45,321,442
Telecommunications: 8.0%
America Movil SAB de CV, 9.000%, 01/15/16 (b)(d)(MX)	25,000,000	2,089,917
CenturyLink, Inc., 7.600%, 09/15/39	3,000,000	2,865,000
CenturyLink, Inc., 6.450%, 06/15/21	3,000,000	3,142,500
Dycom Investments, Inc., 7.125%, 01/15/21	3,000,000	3,195,000
Eileme 1 AB, 144A, 14.250%, 08/15/20 (a)	4,000,000	4,435,000
Equinix, Inc., 3.000%, 10/15/14	2,000,000	3,372,500

SEE NOTES TO FINANCIAL STATEMENTS
57

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Telecommunications, continued
Fairpoint Communications, Inc., 144A, 8.750%, 08/15/19 (a)	$3,000,000	$2,985,000
Maxcom Telecomunicaciones SAB de CV, 11.000%, 12/15/14 (b)	6,000,000	3,549,000
Pacnet, Ltd., 144A, 9.250%, 11/09/15 (a)(b)	6,745,000	6,787,156
Sable International Finance, Ltd., 144A, 8.750%, 02/01/20 (a)	200,000	221,000
Wind Acquisition Holdings Finance SA, 12.250%, 07/15/17 (c)(LU)	2,000,000	2,642,348
Wind Acquisition Holdings Finance SA, 144A, 12.250%, 07/15/17 (a)(c)(LU)	1,000,000	1,321,173
Wind Acquisition Holdings Finance SA, 144A, 12.250%, 07/15/17 (a)	4,000,000	4,050,000
Windstream Corp., 7.500%, 04/01/23	2,000,000	2,040,000
Windstream Corp., 6.375%, 08/01/23	500,000	470,000
		43,165,594
Utility: 0.1%
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19 (a)(b)	336,200	262,234
Ormat Funding Corp., 8.250%, 12/30/20 (b)	503,899	456,028
		718,262
TOTAL CORPORATE BONDS (Cost $526,501,212)		528,490,433
LOANS: 0.9%
Telecommunications: 0.9%
Zayo Group LLC, 7.125%, 07/02/19	4,962,500	4,966,619
TOTAL LOANS (Cost $5,001,476)		4,966,619
TOTAL BONDS (Cost $531,502,688)		533,457,052
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
WARRANTS: 0.0%
Interactive Health (e)(g)	$2,495	$0
TOTAL WARRANTS (Cost $0)
CERTIFICATES OF DEPOSIT: 0.3%
One PacificCoast Bank, 1.100%, 01/21/15	200,000	200,000
One PacificCoast Bank, 1.257%, 05/10/17	100,000	100,000
One PacificCoast Bank, FSB CDARS, 0.490%, 07/05/13	200,000	200,000
One PacificCoastBank, FSB CDARS, 0.200%, 07/03/13	100,000	100,000
Self Help Credit Union, 0.800%, 01/04/14	100,000	100,000
Urban Partnership Bank, 0.550%, 07/01/13	100,564	100,564
Urban Partnership Bank, 0.500%, 08/03/13	100,000	100,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $900,564)		900,564
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 4.0%
State Street Institutional U.S. Government Money Market Fund	21,604,093	21,604,093
(Cost $21,604,093)
TOTAL INVESTMENTS: 105.9% (Cost $566,866,021)		568,723,709
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -4.0%		(21,604,093)
OTHER ASSETS AND LIABILITIES—		(10,304,352)
(NET): -1.9%
NET ASSETS: 100.0%		$536,815,264

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)  Illiquid security.

(c)  Principal amount is in Euro Dollars; value is in U.S. dollars.

(d)  Principal amount is in Mexican pesos; value is in U.S. dollars.

SEE NOTES TO FINANCIAL STATEMENTS
58

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value

(e)  Fair Valued security.

(f)  Security or partial position of this security was on loan as of June 30, 2013. The total market value of securities on loan as of June 30, 2013 was $24,609,075.

(g)  Non-income producing security.

IE  Ireland

LP  Limited Partnership

LU  Luxembourg

MX  Mexico

REIT  Real Estate Investment Trust

SA  South Africa

UK  United Kingdom

SECURITIES SHORT SOLD: -0.7%
COMMON STOCK: -0.7%
Telecommunications: -0.7%
Equinix, Inc.	(19,000)	$(3,509,680)
TOTAL SECURITIES SOLD SHORT (Proceeds $3,485,123)		$(3,509,680)

Pax World Global Women's Equality Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 98.9%
Consumer Discretionary: 13.4%
Brown Shoe Co., Inc.	15,600	$335,868
Hennes & Mauritz AB, B Shares	17,600	579,064
Honda Motor Co, Ltd., ADR (b)	11,000	409,750
Johnson Controls, Inc.	16,700	597,693
Marks & Spencer Group PLC	72,000	471,112
NIKE, Inc., Class B	11,800	751,424
Starbucks Corp.	9,650	631,979
Starwood Hotels & Resorts Worldwide, Inc.	7,600	480,244
Time Warner Cable, Inc.	6,550	736,744
Wolters Kluwer NV	16,000	338,903
		5,332,781
Consumer Staples: 9.6%
General Mills, Inc.	18,550	900,232
Natura Cosmeticos SA	18,600	397,616
Nestle SA	6,800	446,218
PepsiCo, Inc.	6,900	564,351
Procter & Gamble Co., The	8,800	677,512
Shiseido Co., Ltd.	30,900	459,755
Woolworths, Ltd.	11,800	353,488
		3,799,172
Energy: 9.2%
Baker Hughes, Inc.	11,000	507,430
BG Group PLC	45,300	769,830
Sasol Ltd., ADR	13,600	589,016
Statoil ASA, ADR	42,800	885,532
Talisman Energy, Inc.	25,300	289,179
Woodside Petroleum, Ltd.	19,800	630,588
		3,671,575
Financials: 18.1%
American Express Co.	10,100	755,076
American Tower Corp., REIT	6,900	504,873
AXA SA	26,800	528,301
Bank of New York Mellon Corp., The	26,700	748,935
Bank Rakyat Indonesia Persero Tbk PT	500,000	388,200
DNB ASA	34,000	493,226
National Australia Bank, Ltd.	8,700	235,335
PNC Financial Services Group, Inc.	8,450	616,174
Resona Holdings, Inc.	96,000	467,538
Royal Bank of Canada (Canadian)	15,100	879,839
Standard Chartered PLC	23,100	501,510
US Bancorp	13,300	480,795
Westpac Banking Corp.	14,000	367,568
Weyerhaeuser Co., REIT	8,400	239,316
		7,206,686

SEE NOTES TO FINANCIAL STATEMENTS
59

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Global Women's Equality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 11.4%
Allergan, Inc.	6,100	$513,864
Hologic, Inc. (a)	23,500	453,550
Mylan, Inc. (a)	18,000	558,540
Pfizer, Inc.	27,500	770,275
Roche Holding AG	2,160	536,106
Teva Pharmaceutical Industries, Ltd., ADR	15,500	607,600
Thermo Fisher Scientific, Inc.	6,400	541,632
UnitedHealth Group, Inc.	8,250	540,210
		4,521,777
Industrials: 10.8%
3M Co.	7,750	847,463
ABB, Ltd., ADR (a)	28,227	611,397
Bombardier, Inc., Class B	59,000	262,546
Komatsu, Ltd.	27,000	621,862
Legrand SA	7,900	366,285
Pentair, Ltd.	9,050	522,095
Timken Co.	9,650	543,102
Xylem, Inc.	18,700	503,778
		4,278,528
Information Technology: 14.4%
Autodesk, Inc. (a)	9,650	327,521
EMC Corp. (a)	15,900	375,558
Google, Inc., Class A (a)	1,000	880,370
IBM	2,770	529,375
Intuit, Inc.	8,300	506,549
Mastercard, Inc., Class A	1,000	574,500
Microsoft Corp.	14,670	506,555
Oracle Corp.	19,000	583,680
Qualcomm, Inc.	6,400	390,912
Trend Micro, Inc.	8,900	282,955
Xerox Corp	28,000	253,960
Yahoo!, Inc. (a)	19,500	489,645
		5,701,580
Materials: 5.1%
Potash Corp. of Saskatchewan, Inc.	9,100	346,983
Praxair, Inc.	4,100	472,156
Rio Tinto PLC, ADR (b)	16,200	665,496
Syngenta AG, ADR	7,200	560,592
		2,045,227
Telecommunication Services: 4.3%
Deutsche Telekom AG	64,000	745,635
Singapore Telecommunications, Ltd.	134,000	396,883
Vodafone Group PLC, ADR	19,700	566,178
		1,708,696
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Utilities: 2.6%
American Water Works Co., Inc.	9,300	$383,439
Hyflux, Ltd.	300,000	295,242
National Grid PLC	31,000	351,404
		1,030,085
TOTAL COMMON STOCKS (Cost $35,921,129)		39,296,107
TIME DEPOSIT: 0.6%
State Street Euro Dollar Time Deposit, 0.010%, 07/01/13	$245,000	245,000
(Cost $245,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 2.6%
State Street Institutional U.S. Government Money Market Fund	1,024,558	1,024,558
(Cost $1,024,558)
TOTAL INVESTMENTS: 102.1% (Cost $37,190,687)		40,565,665
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -2.6%		(1,024,558)
OTHER ASSETS AND LIABILITIES—		189,478
(NET): 0.5%
NET ASSETS: 100.0%		$39,730,585

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of June 30, 2013. The total market value of securities on loan as of June 30, 2013 was $995,075.

ADR  American Depository Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
60

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Global Women's Equality Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SUMMARY OF INVESTMENTS BY COUNTRY
Percent of Net Assets	Value	Percent of Net Assets
Australia	$1,586,979	4.0%
Brazil	397,616	1.0%
Canada	1,778,548	4.5%
France	894,586	2.3%
Germany	745,635	1.9%
Indonesia	388,200	1.0%
Israel	607,600	1.5%
Japan	2,241,860	5.6%
Netherlands	338,903	0.9%
Norway	1,378,758	3.5%
Singapore	692,125	1.7%
South Africa	589,016	1.5%
Sweden	579,064	1.5%
Switzerland	2,676,408	6.7%
United Kingdom	3,325,530	8.4%
United States	21,075,279	52.9%
Time Deposit	245,000	0.6%
Other assets and liabilities - (Net)	189,478	0.5%
Total	$39,730,585	100.0%

Pax World Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 95.1%
ENERGY EFFICIENCY: 36.8%
Power Network Efficiency: 9.6%
ABB, Ltd. (a)	75,374	$1,632,748
Alstom SA	61,672	2,023,072
Emerson Electric Co.	43,800	2,388,851
Itron, Inc. (a)	48,785	2,069,948
		8,114,619
Industrial Energy Efficiency: 8.8%
GEA Group AG	69,948	2,476,665
Infineon Technologies AG	279,311	2,338,088
SMC Corp./Japan	5,800	1,162,758
Spirax-Sarco Engineering PLC	36,439	1,493,409
		7,470,920
Buildings Energy Efficiency: 5.0%
Acuity Brands, Inc.	14,100	1,064,832
Kingspan Group PLC	128,767	1,713,664
Legrand SA	32,072	1,487,025
		4,265,521
Transport Energy Efficiency: 5.0%
BorgWarner, Inc. (a)	25,400	2,188,210
Delphi Automotive PLC	40,800	2,068,152
		4,256,362
Consumer Energy Efficiency: 4.2%
Epistar Corp.	756,000	1,317,161
Murata Manufacturing Co., Ltd.	30,100	2,289,554
		3,606,715
Diversified Energy Efficiency: 4.2%
IMI PLC	103,457	1,950,009
Invensys PLC	260,607	1,631,920
		3,581,929
WATER INFRASTRUCTURE & TECHNOLOGIES: 27.1%
Water Infrastructure: 12.4%
IDEX Corp.	30,150	1,622,372
Pentair, Ltd.	46,350	2,673,931
Roper Industries, Inc.	13,200	1,639,704
Watts Water Technologies, Inc., Class A	48,700	2,208,058
Xylem, Inc.	90,700	2,443,458
		10,587,523
Water Treatment Equipment: 7.6%
Ecolab, Inc.	19,400	1,652,686
Kemira Oyj	128,343	1,940,230
Pall Corp.	43,300	2,876,419
		6,469,335

SEE NOTES TO FINANCIAL STATEMENTS
61

June 30, 2013

Schedule of Investments (Unaudited), continued

Pax World Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES, continued
Water Utilities: 7.1%
American Water Works Co., Inc.	60,700	$2,502,661
Manila Water Co., Inc.	1,472,200	1,103,026
Pennon Group PLC	246,531	2,416,115
		6,021,802
POLLUTION CONTROL: 15.8%
Pollution Control Solutions: 6.3%
ENN Energy Holdings, Ltd.	455,500	2,418,462
Johnson Matthey PLC	41,206	1,646,383
Umicore SA	31,028	1,288,432
		5,353,277
Environmental Testing & Gas Sensing: 9.5%
Agilent Technologies, Inc.	65,100	2,783,675
ALS, Ltd.	174,963	1,523,107
Horiba, Ltd.	46,300	1,688,688
Thermo Fisher Scientific, Inc.	25,100	2,124,213
		8,119,683
WASTE MANAGEMENT & TECHNOLOGIES: 8.0%
Waste Technology Equipment: 3.1%
China Everbright International, Ltd.	3,277,200	2,525,954
Hazardous Waste Management: 4.5%
Daiseki Co., Ltd.	89,400	1,563,975
Stericycle, Inc. (a)	20,850	2,302,466
		3,866,441
General Waste Management: 0.4%
Shanks Group PLC	314,658	377,878
DIVERSIFIED ENVIRONMENTAL: 7.4%
Diversified Environmental: 7.4%
3M Co.	17,000	1,858,950
Linde AG	12,560	2,340,523
Sekisui Chemical Co., Ltd.	112,400	1,193,521
Yingde Gases Group Co., Ltd.	978,100	898,382
		6,291,376
TOTAL COMMON STOCKS (Cost $67,144,514)		80,909,335
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
REPURCHASE AGREEMENT: 2.9%
State Street Repo, 0.010%, Dated: 06/28/13,
Due: 07/01/13, Proceeds: $2,485,003 (collateralized by
Freddie Mac, 2.000%, due 01/30/23, principal amount
$2,705,000; market value $2,536,836; Under the master netting agreement, upon default the Fund would receive the principal amount of $2,485,000)
TOTAL REPURCHASE AGREEMENT (Cost $2,485,000)	$2,485,000	$2,485,000
TOTAL INVESTMENTS: 98.0% (Cost $69,629,514)		83,394,335
OTHER ASSETS AND LIABILITIES—		1,729,494
(NET): 2.0%
NET ASSETS: 100.0%		$85,123,829

(a) Non-income producing security.

SUMMARY OF INVESTMENTS BY COUNTRY
Percent of Net Assets	Value	Percent of Net Assets
Australia	$1,523,107	1.8%
Belgium	1,288,432	1.5%
China	2,418,462	2.8%
Finland	1,940,230	2.3%
France	3,510,097	4.1%
Germany	7,155,276	8.4%
Hong Kong	3,424,336	4.0%
Ireland	1,713,664	2.0%
Japan	7,898,496	9.3%
Philippines	1,103,026	1.3%
Switzerland	4,306,679	5.1%
Taiwan	1,317,161	1.6%
United Kingdom	11,583,865	13.6%
United States	31,726,504	37.3%
Repurchase Agreement	2,485,000	2.9%
Other assets and liabilities - (Net)	1,729,494	2.0%
Total	$85,123,829	100.0%

SEE NOTES TO FINANCIAL STATEMENTS
62

THIS PAGE INTENTIONALLY LEFT BLANK

June 30, 2013

Statements of Assets and Liabilities (Unaudited)

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Assets
Investments, at cost—Note A	$1,694,438,800	$112,737,195	$26,788,513	$44,154,138
Investments in unaffiliated issuers, at value	$1,893,161,133	$146,790,403	$28,010,728	$45,682,958
Investments in affiliated issuers, at value	9,201,059	—	—	—
Total investments, at value—Note A1	1,902,362,192	146,790,403	28,010,728	45,682,958
Cash	900,858	6,196	324	—
Foreign currency at value (cost $467,211)	—	—	—	—
Cash deposits for securities sold short	—	—	—	—
Prepaid expenses	78,335	10,077	4,929	3,409
Receivables:
Capital stock sold	579,494	259,325	225,599	37,143
Dividends and interest—Note A	5,346,961	164,840	26,652	124,890
Investment securities sold	18,610,374	435,361	381,446	2,549,455
Investment Adviser reimbursement	—	19,171	29,280	32,694
Other	18,739	44,973	734	49,601
Total Assets	1,927,896,953	147,730,346	28,679,692	48,480,150
Liabilities
Collateral on securities loaned, at value	32,121,593	3,411,894	1,482,472	3,959,434
Payables:
Capital stock reacquired	405,829	10,587	7,413	29,136
Options written, at value (premiums received $439,115 and $30,642, respectively)	1,092,000	39,809	—	—
Securities sold short (proceeds $3,485,123)	—	—	—	—
Investment securities purchased	37,067,016	603,785	922,246	—
Dividend payable—Note A	—	—	—	—
Payable to bank	—	—	—	4,848,666
Payable to foreign banks (cost $27,447)	—	—	—	27,303
Accrued expenses:
Investment advisory fees—Note B	776,066	88,684	15,547	29,739
Distribution expense	358,740	25,352	4,554	6,700
Trustees fees	4,639	—	232	223
Transfer agent fees	413,461	58,920	7,218	2,622
Custodian fees	27,632	—	—	2,863
Legal and audit fees	46,387	25,078	11,980	15,483
Other accrued expenses	17,967	2,608	1,673	19,505
Total Liabilities	72,331,330	4,266,717	2,453,335	8,941,674
Net Assets	$1,855,565,623	$143,463,629	$26,226,357	$39,538,476

1Investments at market value include securities loaned. At June 30, 2013, the Balanced Fund, Growth Fund, Small Cap Fund, International Fund, High Yield Bond Fund and Global Women's Equality Fund had a total market value of securities on loan of $47,194,932; 6,477,297; $1,450,145; $3,867,666; $24,609,075; and $995,075, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Assets
Investments, at cost—Note A	$566,866,021	$37,190,687	$69,629,514
Investments in unaffiliated issuers, at value	$568,723,709	$40,565,665	$83,394,335
Investments in affiliated issuers, at value	—	—	—
Total investments, at value—Note A1	568,723,709	40,565,665	83,394,335
Cash	—	1,710	889
Foreign currency at value (cost $467,211)	—	—	465,160
Cash deposits for securities sold short	3,624,250	—	—
Prepaid expenses	27,494	4,324	3,281
Receivables:
Capital stock sold	2,373,823	26,342	1,620,162
Dividends and interest—Note A	10,463,625	77,738	521,163
Investment securities sold	5,490,938	107,721	—
Investment Adviser reimbursement	—	31,413	29,936
Other	9,674	26,290	14,646
Total Assets	590,713,513	40,841,203	86,049,572
Liabilities
Collateral on securities loaned, at value	21,604,093	1,024,558	—
Payables:
Capital stock reacquired	980,994	9,888	4,642
Options written, at value (premiums received $439,115 and $30,642, respectively)	—	—	—
Securities sold short (proceeds $3,485,123)	3,509,680	—	—
Investment securities purchased	15,804,740	—	813,623
Dividend payable—Note A	743,289	—	—
Payable to bank	10,827,977	—	—
Payable to foreign banks (cost $27,447)	—	—	—
Accrued expenses:
Investment advisory fees—Note B	226,908	24,694	60,730
Distribution expense	80,406	12,907	13,848
Trustees fees	—	427	—
Transfer agent fees	85,873	13,567	16,664
Custodian fees	—	24	1,285
Legal and audit fees	29,273	12,098	13,004
Other accrued expenses	5,016	12,455	1,947
Total Liabilities	53,898,249	1,110,618	925,743
Net Assets	$536,815,264	$39,730,585	$85,123,829

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Statements of Assets and Liabilities (Unaudited), continued

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Net Assets Represented By
Paid in Capital	$1,498,301,393	$108,747,138	$22,042,425	$41,481,675
Undistributed (distributions in excess of) net investment income	514,260	11,903	122,231	(29,237)
Accumulated net realized gain (loss)	149,500,069	661,332	2,839,486	(3,441,816)
Net unrealized appreciation (depreciation) of:
Investments	207,270,508	34,044,041	1,222,215	1,528,820
Foreign currency translations	(20,607)	(785)	—	(966)
Net Assets	$1,855,565,623	$143,463,629	$26,226,357	$39,538,476
Individual Investor Class
Net assets	$1,653,181,603	$119,986,900	$22,048,998	$28,996,018
Capital Shares Outstanding	67,082,719	8,222,134	1,752,095	3,578,265
Net asset value per share	$24.64	$14.59	$12.58	$8.10
Class A
Net assets		$21,136	$111,934
Capital Shares Outstanding		1,450	8,859
Net asset value per share		$14.58	$12.64
Institutional Class
Net assets	$198,904,689	$22,858,130	$3,823,208	$10,131,561
Capital Shares Outstanding	7,997,471	1,536,242	300,976	1,246,601
Net asset value per share	$24.87	$14.88	$12.70	$8.13
Class R
Net assets	$3,479,331	$597,463	$242,217	$410,897
Capital Shares Outstanding	140,413	40,997	19,271	50,936
Net asset value per share	$24.78	$14.57	$12.57	$8.07

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Net Assets Represented By
Paid in Capital	$536,505,502	$38,464,453	$73,414,613
Undistributed (distributions in excess of) net investment income	50,637	5,539	(579,999)
Accumulated net realized gain (loss)	(1,373,186)	(2,113,146)	(1,465,690)
Net unrealized appreciation (depreciation) of:
Investments	1,589,384	3,374,979	13,764,822
Foreign currency translations	42,927	(1,240)	(9,917)
Net Assets	$536,815,264	$39,730,585	$85,123,829
Individual Investor Class
Net assets	$388,911,191	$38,377,772	$64,664,768
Capital Shares Outstanding	52,585,904	2,072,790	6,062,942
Net asset value per share	$7.40	$18.52	$10.67
Class A
Net assets	$5,688		$314,462
Capital Shares Outstanding	769		29,369
Net asset value per share	$7.40		$10.71
Institutional Class
Net assets	$147,034,036	$1,352,813	$18,278,960
Capital Shares Outstanding	19,954,964	72,889	1,697,861
Net asset value per share	$7.37	$18.56	$10.77
Class R
Net assets	$864,349		$1,865,639
Capital Shares Outstanding	116,915		175,269
Net asset value per share	$7.39		$10.64

SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2013

Statements of Operations (Unaudited)

	Balanced Fund	Growth Fund	Small Cap Fund	International Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $440,294; $39,132; $0; $69,704; $0; $48,592; and $30,667; respectively)	$13,380,008	$1,124,852	$185,487	$764,642
Dividends from affiliate—Note C	141,545	—	—	—
Interest	7,301,687	169	27	8
Income from securities lending—Note A	111,786	17,413	3,944	7,406
Other income	—	—	629	—
Total Income	20,935,026	1,142,434	190,087	772,056
Expenses
Investment advisory fees—Note B	4,704,116	522,986	75,803	191,761
Distribution expenses—Individual Investor (Note B)	2,106,268	149,978	22,658	42,009
Distribution expenses—Class A (Note B)	—	5	13	—
Distribution expenses—Class R (Note B)	8,885	1,396	396	1,003
Transfer agent fees—Note A	938,643	120,170	17,167	30,470
Printing and other shareholder communication fees	98,174	21,713	4,070	6,091
Custodian fees	191,253	16,942	7,076	28,500
Legal fees and related expenses	51,466	8,670	5,791	6,470
Trustees' fees and expenses—Note B	74,307	11,958	8,397	9,403
Compliance expense	15,070	6,045	5,346	5,346
Audit fees	37,199	24,056	11,282	14,736
Registration fees	28,414	27,731	21,020	24,976
Other expenses	73,293	5,900	1,433	2,348
Total Expenses	8,327,088	917,550	180,452	363,113
Less: Advisory fee waiver—Note B	(13,211)	—	—	—
Expenses assumed by Adviser—Note B	—	(41,009)	(57,326)	(60,658)
Net expenses	8,313,877	876,541	123,126	302,455
Net investment income (loss)	12,621,149	265,893	66,961	469,601
Realized and Unrealized Gain (Loss)—Notes A And C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	148,481,716	3,202,202	2,882,541	2,390,655
Closed short positions	—	—	—	—
Option contracts written	1,316,444	—	—	—
Foreign currency transactions	(34,105)	(55)	—	(10,870)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(77,175,162)	7,552,268	783,851	(2,569,214)
Investment in affiliated issuers	(72,035)	—	—	—
Securities sold short	—	—	—	—
Option contracts written	(111,655)	(13,794)	—	—
Foreign currency translation	(22,517)	(878)	—	(1,589)
Net realized and unrealized gain (loss) on investments and foreign currency	72,382,686	10,739,743	3,666,392	(191,018)
Net increase (decrease) in net assets resulting from operations	$85,003,835	$11,005,636	$3,733,353	$278,583

SEE NOTES TO FINANCIAL STATEMENTS

For the Period Ended June 30, 2013

	High Yield Bond Fund	Global Women's Equality Fund	Global Environmental Markets Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $440,294; $39,132; $0; $69,704; $0; $48,592; and $30,667; respectively)	$524,064	$629,279	$1,106,015
Dividends from affiliate—Note C	—	—	—
Interest	18,375,023	8	134
Income from securities lending—Note A	95,250	989	—
Other income	45,808	—	—
Total Income	19,040,145	630,276	1,106,149
Expenses
Investment advisory fees—Note B	1,326,491	147,133	322,157
Distribution expenses—Individual Investor (Note B)	483,175	47,104	69,951
Distribution expenses—Class A (Note B)	1	—	10
Distribution expenses—Class R (Note B)	2,135	—	4,194
Transfer agent fees—Note A	287,617	35,172	50,783
Printing and other shareholder communication fees	39,870	7,026	9,074
Custodian fees	78,042	13,113	24,094
Legal fees and related expenses	17,928	6,274	6,801
Trustees' fees and expenses—Note B	25,697	9,133	9,974
Compliance expense	7,386	5,548	5,346
Audit fees	27,509	11,282	12,534
Registration fees	34,158	17,798	25,927
Other expenses	38,818	2,154	2,974
Total Expenses	2,368,827	301,737	543,819
Less: Advisory fee waiver—Note B	—	—	—
Expenses assumed by Adviser—Note B	—	(60,436)	(58,018)
Net expenses	2,368,827	241,301	485,801
Net investment income (loss)	16,671,318	388,975	620,348
Realized and Unrealized Gain (Loss)—Notes A And C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)	473,864	799,593	452,629
Closed short positions	(25,802)	—	—
Option contracts written	—	—	—
Foreign currency transactions	132,606	(9,583)	(33,105)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(11,508,394)	959,591	4,743,740
Investment in affiliated issuers	—	—	—
Securities sold short	553,051	—	—
Option contracts written	—	—	—
Foreign currency translation	35,759	(1,774)	(9,715)
Net realized and unrealized gain (loss) on investments and foreign currency	(10,338,916)	1,747,827	5,153,549
Net increase (decrease) in net assets resulting from operations	$6,332,402	$2,136,802	$5,773,897

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund		Growth Fund
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$12,621,149	$27,868,894	$265,893	$469,804
Net realized gain (loss) on investments and foreign currency transactions	149,764,055	51,692,271	3,202,147	6,304,275
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(77,381,369)	117,094,178	7,537,596	8,476,738
Net increase (decrease) in net assets resulting from operations	85,003,835	196,655,343	11,005,636	15,250,817
Distributions to shareholders from:
Net investment income
Individual Investor Class	(12,082,606)	(26,644,451)	(296,856)	(224,463)
Class A	—	—	(74)
Institutional Class	(1,669,399)	(2,519,184)	(80,977)	(25,537)
Class R	(21,021)	(42,153)	(873)	—
Realized gains
Individual Investor Class	—	—	—	—
Class A	—		—
Institutional Class	—	—	—	—
Class R	—	—	—	—
Total distributions to shareholders	(13,773,026)	(29,205,788)	(378,780)	(250,000)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	46,916,682	82,311,381	7,797,948	18,259,763
Proceeds from reinvestment of distributions	11,417,263	25,222,367	285,719	215,979
Cost of shares redeemed	(156,129,983)	(247,391,587)	(21,767,468)	(20,979,595)
Net increase (decrease) from Individual Investor Class transactions	(97,796,038)	(139,857,839)	(13,683,801)	(2,503,853)
Class A
Proceeds from shares sold			21,610
Proceeds from reinvestment of distributions			74
Cost of shares redeemed			—
Net increase from Class A transactions			21,684
Institutional Class
Proceeds from shares sold	64,290,132	54,184,312	17,439,450	2,797,987
Proceeds from reinvestment of distributions	1,620,016	2,451,548	67,703	14,316
Cost of shares redeemed	(15,191,690)	(41,475,192)	(1,582,278)	(2,164,829)
Net increase (decrease) from Institutional Class transactions	50,718,458	15,160,668	15,924,875	647,474
Class R
Proceeds from shares sold	737,078	1,195,980	89,877	105,278
Proceeds from reinvestment of distributions	21,021	42,153	873	—
Cost of shares redeemed	(752,052)	(940,340)	(22,592)	(89,718)
Net increase from Class R transactions	6,047	297,793	68,158	15,560
Net increase (decrease) from capital share transactions	(47,071,533)	(124,399,378)	2,330,916	(1,840,819)
Net increase (decrease) in net assets	24,159,276	43,050,177	12,957,772	13,159,998
Net assets
Beginning of period	1,831,406,347	1,788,356,170	130,505,857	117,345,859
End of period (1)	$1,855,565,623	$1,831,406,347	$143,463,629	$130,505,857
(1) Includes undistributed net investment income (loss)	$514,260	$1,666,137	$11,903	$124,790

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		International Fund
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$66,961	$290,308	$469,601	$860,435
Net realized gain (loss) on investments and foreign currency transactions	2,882,541	129,932	2,379,785	(4,940,930)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	783,851	1,509,330	(2,570,803)	8,678,451
Net increase (decrease) in net assets resulting from operations	3,733,353	1,929,570	278,583	4,597,956
Distributions to shareholders from:
Net investment income
Individual Investor Class	(74,090)	(137,834)	(326,714)	(676,847)
Class A	(269)	—		—
Institutional Class	(16,294)	(4,960)	(118,821)	(209,460)
Class R	(701)	(806)	(4,071)	(6,121)
Realized gains
Individual Investor Class	(105,264)	(365,115)	—	—
Class A	(305)	—	—	—
Institutional Class	(18,031)	(16,430)	—	—
Class R	(1,173)	(1,885)	—	—
Total distributions to shareholders	(216,127)	(527,030)	(449,606)	(892,428)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	5,133,235	4,161,618	5,772,647	14,358,062
Proceeds from reinvestment of distributions	164,240	447,427	295,408	595,845
Cost of shares redeemed	(1,880,020)	(3,804,579)	(11,725,753)	(10,784,005)
Net increase (decrease) from Individual Investor Class transactions	3,417,455	804,466	(5,657,698)	4,169,902
Class A
Proceeds from shares sold	110,829
Proceeds from reinvestment of distributions	553
Cost of shares redeemed	—
Net increase from Class A transactions	111,382
Institutional Class
Proceeds from shares sold	3,171,562	184,094	3,143,490	5,640,179
Proceeds from reinvestment of distributions	25,728	5,984	87,216	155,182
Cost of shares redeemed	(120,016)	(419,477)	(3,178,823)	(2,562,108)
Net increase (decrease) from Institutional Class transactions	3,077,274	(229,399)	51,883	3,233,253
Class R
Proceeds from shares sold	122,414	60,931	72,006	169,028
Proceeds from reinvestment of distributions	1,874	2,691	4,071	6,060
Cost of shares redeemed	(21,049)	(4,441)	(19,801)	(16,359)
Net increase from Class R transactions	103,239	59,181	56,276	158,729
Net increase (decrease) from capital share transactions	6,709,350	634,248	(5,549,539)	7,561,884
Net increase (decrease) in net assets	10,226,576	2,036,788	(5,720,562)	11,267,412
Net assets
Beginning of period	15,999,781	13,962,993	45,259,038	33,991,626
End of period (1)	$26,226,357	$15,999,781	$39,538,476	$45,259,038
(1) Includes undistributed net investment income (loss)	$122,231	$146,625	$(29,237)	$(49,232)
SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	High Yield Bond Fund		Global Women's Equality Fund
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$16,671,318	$35,107,301	$388,975	$579,274
Net realized gain (loss) on investments and foreign currency transactions	580,668	5,190,004	790,010	(375,598)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(10,919,584)	20,688,696	957,817	4,190,238
Net increase (decrease) in net assets resulting from operations	6,332,402	60,986,001	2,136,802	4,393,914
Distributions to shareholders from:
Net investment income
Individual Investor Class	(11,972,526)	(22,915,707)	(396,470)	(432,309)
Class A	(23)	—		—
Institutional Class	(4,622,857)	(12,083,098)	(15,235)	(21,739)
Class R	(25,274)	(54,890)
Realized gains
Individual Investor Class	(394,211)	(3,192,189)	—	—
Class A	(6)	—	—
Institutional Class	(145,021)	(1,295,428)	—	—
Class R	(852)	(8,166)	—
Total distributions to shareholders	(17,160,770)	(39,549,478)	(411,705)	(454,048)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	132,458,875	145,468,598	4,740,534	7,147,631
Proceeds from reinvestment of distributions	9,677,559	19,274,862	358,773	389,010
Cost of shares redeemed	(91,332,989)	(128,282,545)	(2,352,333)	(10,099,999)
Net increase (decrease) from Individual Investor Class transactions	50,803,445	36,460,915	2,746,974	(2,563,358)
Class A
Proceeds from shares sold	5,778
Proceeds from reinvestment of distributions	29
Cost of shares redeemed	—
Net increase from Class A transactions	5,807
Institutional Class
Proceeds from shares sold	26,699,001	59,885,280	532,463	249,073
Proceeds from reinvestment of distributions	2,769,495	8,780,443	10,563	15,290
Cost of shares redeemed	(14,967,287)	(87,489,724)	(566,800)	(2,012,007)
Net increase (decrease) from Institutional Class transactions	14,501,209	(18,824,001)	(23,774)	(1,747,644)
Class R
Proceeds from shares sold	145,300	978,800
Proceeds from reinvestment of distributions	25,760	63,042
Cost of shares redeemed	(172,425)	(638,583)
Net increase (decrease) from Class R transactions	(1,365)	403,259
Net increase (decrease) from capital share transactions	65,309,096	18,040,173	2,723,200	(4,311,002)
Net increase (decrease) in net assets	54,480,728	39,476,696	4,448,297	(371,136)
Net assets
Beginning of period	482,334,536	442,857,840	35,382,288	35,753,424
End of period (1)	$536,815,264	$482,334,536	$39,830,585	$35,382,288
(1) Includes undistributed net investment income (loss)	$50,637	$—	$5,539	$28,270

SEE NOTES TO FINANCIAL STATEMENTS

	Global Environmental Markets Fund
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Increase (Decrease) in Net Assets
Operations
Investment income (loss), net	$620,348	$311,071
Net realized gain (loss) on investments and foreign currency transactions	419,524	(1,215,743)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,734,025	8,934,800
Net increase (decrease) in net assets resulting from operations	5,773,897	8,030,128
Distributions to shareholders from:
Net investment income
Individual Investor Class	(393,991)	(704,168)
Class A	(658)	—
Institutional Class	(123,579)	(140,921)
Class R	(9,508)	(20,398)
Realized gains
Individual Investor Class	—	—
Class A	—	—
Institutional Class	—	—
Class R	—	—
Total distributions to shareholders	(527,736)	(865,487)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	19,643,766	14,187,463
Proceeds from reinvestment of distributions	365,798	653,466
Cost of shares redeemed	(5,893,868)	(8,145,603)
Net increase (decrease) from Individual Investor Class transactions	14,115,696	6,695,326
Class A
Proceeds from shares sold	317,157
Proceeds from reinvestment of distributions	659
Cost of shares redeemed	(1)
Net increase from Class A transactions	317,815
Institutional Class
Proceeds from shares sold	7,203,842	7,627,313
Proceeds from reinvestment of distributions	102,635	113,799
Cost of shares redeemed	(638,326)	(357,302)
Net increase (decrease) from Institutional Class transactions	6,668,151	7,383,810
Class R
Proceeds from shares sold	327,931	848,268
Proceeds from reinvestment of distributions	9,419	20,178
Cost of shares redeemed	(143,041)	(142,824)
Net increase (decrease) from Class R transactions	194,309	725,622
Net increase (decrease) from capital share transactions	21,295,971	14,804,758
Net increase (decrease) in net assets	26,542,132	21,969,399
Net assets
Beginning of period	58,581,697	36,612,298
End of period (1)	$85,123,829	$58,581,697
(1) Includes undistributed net investment income (loss)	$(579,999)	$(672,611)

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund		Growth Fund
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Individual Investor Class
Shares sold	1,896,533	3,557,985	542,892	1,396,508
Shares issued in reinvestment of distributions	465,820	1,110,730	19,814	15,869
Shares redeemed	(6,303,718)	(10,686,420)	(1,517,162)	(1,604,416)
Net increase (decrease) in shares outstanding	(3,941,365)	(6,017,705)	(954,456)	(192,039)
Class A
Shares sold			1,444
Shares issued in reinvestment of distributions			5
Shares redeemed			—
Net increase in shares outstanding			1,449
Institutional Class
Shares sold	2,568,811	2,309,699	1,192,159	210,589
Shares issued in reinvestment of distributions	65,508	106,521	4,606	1,031
Shares redeemed	(603,195)	(1,765,216)	(107,179)	(165,551)
Net increase (decrease) in shares outstanding	2,031,124	651,004	1,089,586	46,069
Class R
Shares sold	29,470	51,057	6,214	8,010
Shares issued in reinvestment of distributions	853	1,845	61	—
Shares redeemed	(29,958)	(40,940)	(1,974)	(6,910)
Net increase in shares outstanding	365	11,962	4,301	1,100

	High Yield Bond Fund		Global Women's Equality Fund
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Individual Investor Class
Shares sold	17,433,378	19,607,628	255,472	410,950
Shares issued in reinvestment of distributions	1,278,342	2,585,468	19,509	24,029
Shares redeemed	(12,075,234)	(17,319,264)	(125,746)	(589,063)
Net increase (decrease) in shares outstanding	6,636,486	4,873,832	149,235	(154,084)
Class A
Shares sold	765
Shares issued in reinvestment of distributions	4
Shares redeemed	—
Net increase in shares outstanding	769
Institutional Class
Shares sold	3,526,131	8,122,406	28,335	14,878
Shares issued in reinvestment of distributions	367,284	1,183,316	573	933
Shares redeemed	(1,980,745)	(11,742,350)	(29,112)	(113,370)
Net increase (decrease) in shares outstanding	1,912,670	(2,436,628)	(204)	(97,559)
Class R
Shares sold	19,006	131,949
Shares issued in reinvestment of distributions	3,405	8,464
Shares redeemed	(22,698)	(86,028)
Net increase (decrease) in shares outstanding	(287)	54,385

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		International Fund
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Individual Investor Class
Shares sold	432,871	408,470	683,624	1,813,437
Shares issued in reinvestment of distributions	13,097	46,240	36,742	80,749
Shares redeemed	(162,441)	(371,614)	(1,401,647)	(1,372,668)
Net increase (decrease) in shares outstanding	283,527	83,096	(681,281)	521,518
Class A
Shares sold	8,814
Shares issued in reinvestment of distributions	44
Shares redeemed	—
Net increase in shares outstanding	8,858
Institutional Class
Shares sold	267,290	18,030	372,109	701,580
Shares issued in reinvestment of distributions	2,043	609	10,808	20,774
Shares redeemed	(9,960)	(41,796)	(374,300)	(322,853)
Net increase (decrease) in shares outstanding	259,373	(23,157)	8,617	399,501
Class R
Shares sold	10,406	5,948	8,529	21,432
Shares issued in reinvestment of distributions	150	279	508	827
Shares redeemed	(1,819)	(448)	(2,458)	(2,151)
Net increase in shares outstanding	8,737	5,779	6,579	20,108

	Global Environmental Markets Fund
	(Unaudited) Period Ended 6/30/13	Year Ended 12/31/12
Individual Investor Class
Shares sold	1,862,549	1,536,841
Shares issued in reinvestment of distributions	34,347	69,339
Shares redeemed	(560,396)	(880,318)
Net increase (decrease) in shares outstanding	1,336,500	725,862
Class A
Shares sold	29,307
Shares issued in reinvestment of distributions	62
Shares redeemed	—
Net increase in shares outstanding	29,369
Institutional Class
Shares sold	674,030	802,313
Shares issued in reinvestment of distributions	9,592	11,904
Shares redeemed	(58,943)	(37,937)
Net increase (decrease) in shares outstanding	624,679	776,280
Class R
Shares sold	30,534	92,452
Shares issued in reinvestment of distributions	890	2,141
Shares redeemed	(13,642)	(15,662)
Net increase (decrease) in shares outstanding	17,782	78,931

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Financial Highlights

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Balanced Fund
Individual Investor Class
Period Ended June 30, 2013	$23.73	$0.16	$0.93	$1.09	$0.18	$—	$—	$0.18	$—
Year Ended December 31, 2012	21.67	0.34	2.09	2.43	0.37	—	—	0.37	—
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—	—	0.29	—
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[7]	0.32	—
Year Ended December 31, 2009	17.00	0.31	3.30	3.61	0.31	—	—	0.31	—
Year Ended December 31, 2008	25.31	0.41	(8.08)	(7.67)	0.40	0.24	—	0.64	—
Institutional Class
Period Ended June 30, 2013	$23.94	$0.20	$0.94	$1.14	$0.21	$—	$—	$0.21	$—
Year Ended December 31, 2012	21.86	0.41	2.10	2.51	0.43	—	—	0.43	—
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—	—	0.35	—
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[7]	0.37	—
Year Ended December 31, 2009	17.14	0.36	3.33	3.69	0.36	—	—	0.36	—
Year Ended December 31, 2008	25.53	0.45	(8.14)	(7.69)	0.46	0.24	—	0.70	—
Class R
Period Ended June 30, 2013	$23.86	$0.13	$0.94	$1.07	$0.15	$—	$—	$0.15	$—
Year Ended December 31, 2012	21.79	0.29	2.10	2.39	0.32	—	—	0.32	—
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—	—	0.23	—
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[7]	0.28	—
Year Ended December 31, 2009	17.13	0.25	3.34	3.59	0.30	—	—	0.30	—
Year Ended December 31, 2008	25.59	0.31	(8.12)	(7.81)	0.41	0.24	—	0.65	—
Growth Fund
Individual Investor Class
Period Ended June 30, 2013	$13.50	$0.02	$1.11	$1.13	$0.04	$—	$—	$0.04	$—
Year Ended December 31, 2012	11.96	0.05	1.51	1.56	0.02	—	—	0.02	—
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—	—	—	—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—	—	—
Year Ended December 31, 2009	7.19	(0.01)	2.81	2.80	—	—	—	—	—
Year Ended December 31, 2008	12.56	—	(5.12)	(5.12)	—	0.25	—	0.25	—
Class A
Period Ended June 30, 2013[8]	$14.39	$0.02	$0.22	$0.24	$0.05	$—	$—	$0.05	$—
Institutional Class
Period Ended June 30, 2013	$13.76	$0.05	$1.12	$1.17	$0.05	$—	$—	$0.05	$—
Year Ended December 31, 2012	12.19	0.08	1.56	1.64	0.07	—	—	0.07	—
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—	—	—	—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—	—	—
Year Ended December 31, 2009	7.27	0.01[6]	2.85	2.86	—	—	—	—	—
Year Ended December 31, 2008	12.68	0.02	(5.18)	(5.16)	—	0.25	—	0.25	—
Class R
Period Ended June 30, 2013	$13.48	$0.01	$1.10	$1.11	$0.02	$—	$—	$0.02	$—
Year Ended December 31, 2012	11.95	0.01	1.52	1.53	—	—	—	—	—
Year Ended December 31, 2011	12.24	(0.02)[6]	(0.27)	(0.29)	—	—	—	—	—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—	—	—
Year Ended December 31, 2009	7.24	(0.03)	2.83	2.80	—	—	—	—	—
Year Ended December 31, 2008	12.66	(0.03)	(5.14)	(5.17)	—	0.25	—	0.25	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  For the purpose of calculating the turnover ratio for the Balanced Fund, transactions related to the Value Fund merger have been excluded.

6  The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

7  Rounds to less than $0.01.

8  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Balanced Fund
Individual Investor Class
Period Ended June 30, 2013	$24.64	4.60%	$1,653,182	0.91%	1.32%	0.91%	0.91%	35%
Year Ended December 31, 2012	23.73	11.28%	1,685,217	0.94%	1.50%	0.94%	0.94%	31%
Year Ended December 31, 2011	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	0.95%	38%
Year Ended December 31, 2010	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	0.96%	36%
Year Ended December 31, 2009	20.30	21.41%	1,834,274	0.98%	1.70%	0.98%	0.98%	43%[5]
Year Ended December 31, 2008	17.00	(30.72%)	1,612,529	0.95%	1.85%	0.95%	0.95%	54%
Institutional Class
Period Ended June 30, 2013	$24.87	4.77%	$198,905	0.66%	1.60%	0.66%	0.66%	35%
Year Ended December 31, 2012	23.94	11.56%	142,848	0.69%	1.75%	0.69%	0.69%	31%
Year Ended December 31, 2011	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	0.70%	38%
Year Ended December 31, 2010	22.56	12.16%	110,437	0.71%	1.81%	0.71%	0.71%	36%
Year Ended December 31, 2009	20.47	21.70%	101,791	0.73%	1.94%	0.73%	0.73%	43%[5]
Year Ended December 31, 2008	17.14	(30.58%)	66,355	0.70%	2.10%	0.70%	0.70%	54%
Class R
Period Ended June 30, 2013	$24.78	4.49%	$3,479	1.16%	1.08%	1.16%	1.16%	35%
Year Ended December 31, 2012	23.86	11.02%	3,341	1.19%	1.25%	1.19%	1.19%	31%
Year Ended December 31, 2011	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	1.20%	38%
Year Ended December 31, 2010	22.49	11.58%	2,629	1.21%	1.36%	1.21%	1.21%	36%
Year Ended December 31, 2009	20.42	21.14%	1,799	1.23%	1.30%	1.23%	1.23%	43%[5]
Year Ended December 31, 2008	17.13	(30.96%)	57	1.20%	1.60%	1.20%	1.20%	54%
Growth Fund
Individual Investor Class
Period Ended June 30, 2013	$14.59	8.42%	$119,987	1.29%	0.33%	1.29%	1.35%	12%
Year Ended December 31, 2012	13.50	13.08%	123,870	1.29%	0.36%	1.29%	1.44%	21%
Year Ended December 31, 2011	11.96	(2.05%)	112,042	1.32%	0.04%	1.32%	1.47%	20%
Year Ended December 31, 2010	12.21	22.22%	111,403	1.41%	(0.28%)	1.41%	1.57%	25%
Year Ended December 31, 2009	9.99	38.94%	94,306	1.45%	(0.08%)	1.45%	1.78%	39%
Year Ended December 31, 2008	7.19	(41.52%)	66,493	1.46%	(0.01%)	1.46%	1.67%	51%
Class A
Period Ended June 30, 2013[8]	$14.58	8.38%	$21	1.29%	0.83%	1.29%	1.35%	12%
Institutional Class
Period Ended June 30, 2013	$14.88	8.53%	$22,858	1.04%	0.73%	1.04%	1.10%	12%
Year Ended December 31, 2012	13.76	13.35%	6,147	1.04%	0.63%	1.04%	1.19%	21%
Year Ended December 31, 2011	12.19	(1.77%)	4,883	1.07%	0.31%	1.07%	1.22%	20%
Year Ended December 31, 2010	12.41	22.51%	3,231	1.16%	(0.04%)	1.16%	1.32%	25%
Year Ended December 31, 2009	10.13	39.34%	2,856	1.20%	0.16%	1.20%	1.53%	39%
Year Ended December 31, 2008	7.27	(41.44%)	3,042	1.21%	0.24%	1.21%	1.41%	51%
Class R
Period Ended June 30, 2013	$14.57	8.25%	$597	1.54%	0.11%	1.54%	1.60%	12%
Year Ended December 31, 2012	13.48	12.80%	489	1.54%	0.11%	1.54%	1.69%	21%
Year Ended December 31, 2011	11.95	(2.37%)	421	1.57%	(0.13%)	0.57%	0.72%	20%
Year Ended December 31, 2010	12.24	21.91%	53	1.66%	(0.49%)	1.66%	1.82%	25%
Year Ended December 31, 2009	10.04	38.67%	4	1.70%	(0.37%)	1.70%	2.03%	39%
Year Ended December 31, 2008	7.24	(41.58%)	2	1.71%	(0.26%)	1.71%	1.91%	51%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2013	$10.58	$0.03	$2.07	$2.10	$0.04	$0.06	$—	$0.10	$—
Year Ended December 31, 2012	9.65	0.19	1.09	1.28	0.10	0.25	—	0.35	—
Year Ended December 31, 2011	11.05	0.04	(0.39)	(0.35)	0.09	0.96	—	1.05	—
Year Ended December 31, 2010	9.29	0.08	2.68	2.76	0.07	0.93	—	1.00	—
Year Ended December 31, 2009	6.78	(0.03)	2.54	2.51	—	—	—	—	—
Period Ended December 31, 2008[5]	10.00	0.01	(3.22)	(3.21)	0.01	—	—	0.01	—
Class A
Period Ended June 30, 2013[6]	$11.83	$0.04	$0.88	$0.92	$0.05	$0.06	$—	$0.11	$—
Institutional Class
Period Ended June 30, 2013	$10.62	$0.07	$2.13	$2.20	$0.06	$0.06	$—	$0.12	$—
Year Ended December 31, 2012	9.69	0.17	1.13	1.30	0.12	0.25	—	0.37	—
Year Ended December 31, 2011	11.08	0.07	(0.38)	(0.31)	0.12	0.96	—	1.08	—
Year Ended December 31, 2010	9.31	0.15	2.64	2.79	0.09	0.93	—	1.02	—
Year Ended December 31, 2009	6.78	(0.02)	2.56	2.54	0.01	—	—	0.01	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.22)	(3.19)	0.03	—	—	0.03	—
Class R
Period Ended June 30, 2013	$10.52	$0.03	$2.12	$2.15	$0.04	$0.06	$—	$0.10	$—
Year Ended December 31, 2012	9.61	0.21	1.03	1.24	0.08	0.25	—	0.33	—
Year Ended December 31, 2011	10.99	0.02	(0.39)	(0.37)	0.05	0.96	—	1.01	—
Year Ended December 31, 2010	9.26	0.16	2.57	2.73	0.07	0.93	—	1.00	—
Year Ended December 31, 2009	6.78	(0.05)	2.53	2.48	—	—	—	—	—
Period Ended December 31, 2008[5]	10.00	—	(3.22)	(3.22)	—	—	—	—	—
International Fund
Individual Investor Class
Period Ended June 30, 2013	$8.16	$0.08	$(0.05)	$0.03	$0.09	$—	$—	$0.09	$—
Year Ended December 31, 2012	7.38	0.15	0.79	0.94	0.16	—	—	0.16	—
Year Ended December 31, 2011	9.10	0.18	(1.75)	(1.57)	0.14	—	—	0.15	—
Year Ended December 31, 2010	8.51	0.10	0.60	0.70	0.11	—	—	0.11	—
Year Ended December 31, 2009	6.19	0.06	2.34	2.40	0.07	—	0.01	0.08	—
Period Ended December 31, 2008[5]	10.00	0.13	(3.86)	(3.73)	0.08	—	—	0.08	—
Institutional Class
Period Ended June 30, 2013	$8.19	$0.10	$(0.06)	$0.04	$0.10	$—	$—	$0.10	$—
Year Ended December 31, 2012	7.41	0.17	0.79	0.96	0.18	—	—	0.18	—
Year Ended December 31, 2011	9.12	0.20	(1.74)	(1.54)	0.16	0.01	—	0.17	—
Year Ended December 31, 2010	8.53	0.12	0.60	0.72	0.13	—	—	0.13	—
Year Ended December 31, 2009	6.19	—	2.44	2.44	0.09	—	0.01	0.10	—
Period Ended December 31, 2008[5]	10.00	0.15	(3.87)	(3.72)	0.09	—	—	0.09	—
Class R
Period Ended June 30, 2013	$8.13	$0.08	$(0.06)	$0.02	$0.08	$—	$—	$0.08	$—
Year Ended December 31, 2012	7.36	0.14	0.77	0.91	0.14	—	—	0.14	—
Year Ended December 31, 2011	9.07	0.15	(1.73)	(1.58)	0.12	0.01	—	0.13	—
Year Ended December 31, 2010	8.50	0.08	0.60	0.68	0.11	—	—	0.11	—
Year Ended December 31, 2009	6.20	0.07	2.31	2.38	0.07	—	0.01	0.08	—
Period Ended December 31, 2008[5]	10.00	0.12	(3.86)	(3.74)	0.06	—	—	0.06	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

6  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Small Cap Fund
Individual Investor Class
Period Ended June 30, 2013	$12.58	20.58%	$22,049	1.24%	0.60%	1.24%	1.81%	99%
Year Ended December 31, 2012	10.58	13.55%	15,447	1.24%	1.89%	1.24%	2.20%	166%
Year Ended December 31, 2011	9.65	(3.50%)	13,290	1.24%	0.40%	1.24%	2.71%	161%
Year Ended December 31, 2010	11.05	30.17%	9,192	1.24%	0.80%	1.24%	4.47%	179%
Year Ended December 31, 2009	9.29	37.02%	3,266	1.24%	(0.41%)	1.24%	12.09%	201%
Period Ended December 31, 2008[5]	6.78	(32.07%)	1,140	1.25%	0.22%	1.24%	14.13%	109%
Class A
Period Ended June 30, 2013[6]	$12.64	20.49%	$112	0.99%	2.01%	0.99%	1.81%	99%
Institutional Class
Period Ended June 30, 2013	$12.70	20.71%	$3,823	0.99%	1.26%	0.99%	1.56%	99%
Year Ended December 31, 2012	10.62	13.75%	442	0.99%	1.69%	0.99%	1.95%	166%
Year Ended December 31, 2011	9.69	(3.17%)	627	0.99%	0.67%	0.99%	2.46%	161%
Year Ended December 31, 2010	11.08	30.44%	283	0.99%	1.41%	0.99%	4.22%	179%
Year Ended December 31, 2009	9.31	37.44%	37	0.99%	(0.27%)	0.99%	11.84%	201%
Period Ended December 31, 2008[5]	6.78	(31.92%)	1	1.00%	0.47%	0.99%	13.88%	109%
Class R
Period Ended June 30, 2013	$12.57	20.44%	$242	1.49%	0.53%	1.49%	2.06%	99%
Year Ended December 31, 2012	10.52	13.24%	111	1.49%	2.12%	1.49%	2.45%	166%
Year Ended December 31, 2011	9.61	(3.74%)	46	1.49%	0.15%	1.49%	2.96%	161%
Year Ended December 31, 2010	10.99	29.94%	15	1.49%	1.62%	1.49%	4.72%	179%
Year Ended December 31, 2009	9.26	36.58%	4	1.49%	(0.62%)	1.49%	12.34%	201%
Period Ended December 31, 2008[5]	6.78	(32.20%)	1	1.50%	(0.03%)	1.49%	14.38%	109%
International Fund
Individual Investor Class
Period Ended June 30, 2013	$8.10	0.32%	$28,996	1.40%	2.00%	1.40%	1.67%	35%
Year Ended December 31, 2012	8.16	12.91%	34,764	1.40%	1.98%	1.40%	1.77%	43%
Year Ended December 31, 2011	7.38	(17.43%)	27,603	1.40%	2.07%	1.40%	1.95%	34%
Year Ended December 31, 2010	9.10	8.37%	23,254	1.40%	1.25%	1.40%	2.55%	41%
Year Ended December 31, 2009	8.51	39.14%	9,768	1.40%	0.83%	1.40%	7.35%	23%
Period Ended December 31, 2008[5]	6.19	(37.26%)	2,087	1.40%	2.08%	1.40%	11.81%	26%
Institutional Class
Period Ended June 30, 2013	$8.13	0.45%	$10,132	1.15%	2.35%	1.15%	1.42%	35%
Year Ended December 31, 2012	8.19	13.14%	10,135	1.15%	2.25%	1.15%	1.52%	43%
Year Ended December 31, 2011	7.41	(17.08%)	6,210	1.15%	2.32%	1.15%	1.70%	34%
Year Ended December 31, 2010	9.12	8.57%	6,549	1.15%	1.43%	1.15%	2.30%	41%
Year Ended December 31, 2009	8.53	39.70%	2,033	1.15%	0.01%	1.15%	7.10%	23%
Period Ended December 31, 2008[5]	6.19	(37.13%)	1	1.15%	2.33%	1.15%	11.56%	26%
Class R
Period Ended June 30, 2013	$8.07	0.23%	$411	1.65%	1.93%	1.65%	1.92%	35%
Year Ended December 31, 2012	8.13	12.61%	361	1.65%	1.79%	1.65%	2.02%	43%
Year Ended December 31, 2011	7.36	(17.56%)	178	1.65%	1.74%	1.65%	2.20%	34%
Year Ended December 31, 2010	9.07	8.10%	136	1.65%	0.90%	1.65%	2.80%	41%
Year Ended December 31, 2009	8.50	38.65%	14	1.65%	0.96%	1.65%	7.60%	23%
Period Ended December 31, 2008[5]	6.20	(37.43%)	1	1.65%	1.83%	1.65%	12.06%	26%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2013	$7.53	$0.23	$(0.12)	$0.11	$0.23	$0.01	$—	$0.24	$—
Year Ended December 31, 2012	7.20	0.53	0.40	0.93	0.53	0.07	—	0.60	—
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12	—	0.70	—
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—	0.76	—
Year Ended December 31, 2009	6.10	0.64	1.64	2.28	0.64	—	—	0.64	—
Year Ended December 31, 2008	8.37	0.59	(2.22)	(1.63)	0.63	0.01	—	0.64	—[5]
Class A
Period Ended June 30, 2013[6]	$7.67	$0.08	$(0.27)	$(0.19)	$0.07	$0.01	$—	$0.08	$—
Institutional Class
Period Ended June 30, 2013	$7.50	$0.24	$(0.12)	$0.12	$0.24	$0.01	$—	$0.25	$—
Year Ended December 31, 2012	7.17	0.55	0.40	0.95	0.55	0.07	—	0.62	—
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12	—	0.71	—
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—	0.78	—
Year Ended December 31, 2009	6.08	0.65	1.62	2.27	0.65	—	—	0.65	—
Year Ended December 31, 2008	8.34	0.61	(2.22)	(1.61)	0.64	0.01	—	0.65	—[5]
Class R
Period Ended June 30, 2013	$7.53	$0.22	$(0.13)	$0.09	$0.22	$0.01	$—	$0.23	$—
Year Ended December 31, 2012	7.19	0.52	0.41	0.93	0.52	0.07	—	0.59	—
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12	—	0.68	—
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—	0.74	—
Year Ended December 31, 2009	6.08	0.63	1.62	2.25	0.62	—	—	0.62	—
Year Ended December 31, 2008	8.34	0.51	(2.16)	(1.65)	0.60	0.01	—	0.61	—
Global Women's Equality Fund
Individual Investor Class
Period Ended June 30, 2013	$17.67	$0.18	$0.86	$1.04	$0.19	$—	$—	$0.19	$—
Year Ended December 31, 2012	15.90	0.23	1.76	1.99	0.22	—	—	0.22	—
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—	—	0.18	—
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—	0.09	—
Year Ended December 31, 2009	12.79	0.08	3.20	3.28	0.08	—	0.00[5]	0.08	—
Year Ended December 31, 2008	22.01	0.13	(8.62)	(8.49)	0.13	0.60	—	0.73	—
Institutional Class
Period Ended June 30, 2013	$17.71	$0.22	$0.85	$1.07	$0.22	$—	$—	$0.22	$—
Year Ended December 31, 2012	15.94	0.27	1.77	2.04	0.27	—	—	0.27	—
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—	—	0.22	—
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—	0.13	—
Year Ended December 31, 2009	12.80	0.12	3.20	3.32	0.09	—	0.00[5]	0.09	—
Year Ended December 31, 2008	22.03	0.18	(8.63)	(8.45)	0.18	0.60	—	0.78	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Rounds to less than $0.01.

6  Per share data is reflected from class inception date of May 1, 2013.
SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
High Yield Bond Fund
Individual Investor Class
Period Ended June 30, 2013	$7.40	1.45%	$388,911	0.95%	6.21%	0.95%	0.95%	42%
Year Ended December 31, 2012	7.53	13.41%	346,071	0.98%	7.20%	0.98%	0.98%	73%
Year Ended December 31, 2011	7.20	2.00%	295,597	0.97%	7.54%	0.97%	0.97%	62%
Year Ended December 31, 2010	7.74	10.35%	296,349	0.99%	8.45%	0.99%	0.99%	70%
Year Ended December 31, 2009	7.74	38.70%	298,915	0.97%	8.88%	0.97%	1.04%	58%
Year Ended December 31, 2008	6.10	(20.61%)	92,187	0.99%	7.82%	0.99%	1.19%	29%
Class A
Period Ended June 30, 2013[6]	$7.40	1.42%	$6	0.96%	6.36%	0.96%	0.96%	42%
Institutional Class
Period Ended June 30, 2013	$7.37	1.57%	$147,034	0.70%	6.47%	0.70%	0.70%	42%
Year Ended December 31, 2012	7.50	13.72%	135,382	0.73%	7.46%	0.73%	0.73%	73%
Year Ended December 31, 2011	7.17	2.10%	146,810	0.72%	7.78%	0.72%	0.72%	62%
Year Ended December 31, 2010	7.72	10.92%	119,258	0.74%	8.70%	0.74%	0.74%	70%
Year Ended December 31, 2009	7.70	38.78%	91,606	0.72%	9.12%	0.72%	0.79%	58%
Year Ended December 31, 2008	6.08	(20.38%)	23,646	0.74%	8.07%	0.74%	0.94%	29%
Class R
Period Ended June 30, 2013	$7.39	1.18%	$864	1.20%	5.94%	1.20%	1.20%	42%
Year Ended December 31, 2012	7.53	13.29%	882	1.23%	6.96%	1.23%	1.23%	73%
Year Ended December 31, 2011	7.19	1.87%	452	1.22%	7.30%	1.22%	1.22%	62%
Year Ended December 31, 2010	7.72	10.23%	214	1.24%	8.21%	1.24%	1.24%	70%
Year Ended December 31, 2009	7.71	38.27%	106	1.22%	8.52%	1.22%	1.29%	58%
Year Ended December 31, 2008	6.08	(20.91%)	4	1.24%	7.57%	1.24%	1.44%	29%
Global Women's Equality Fund
Individual Investor Class
Period Ended June 30, 2013	$18.52	5.86%	$38,378	1.24%	1.97%	1.24%	1.55%	16%
Year Ended December 31, 2012	17.67	12.67%	33,988	1.24%	1.37%	1.24%	1.69%	35%
Year Ended December 31, 2011	15.90	(8.60%)	33,034	1.24%	1.20%	1.24%	1.68%	114%
Year Ended December 31, 2010	17.58	10.54%	35,147	1.24%	0.63%	1.24%	1.90%	116%
Year Ended December 31, 2009	15.99	25.76%	29,537	1.24%	0.58%	1.24%	2.04%	94%
Year Ended December 31, 2008	12.79	(39.69%)	23,984	1.24%	0.71%	1.24%	1.82%	78%
Institutional Class
Period Ended June 30, 2013	$18.56	6.02%	$1,353	0.99%	2.36%	0.99%	1.30%	16%
Year Ended December 31, 2012	17.71	12.92%	1,295	0.99%	1.56%	0.99%	1.44%	35%
Year Ended December 31, 2011	15.94	(8.35%)	2,719	0.99%	1.47%	0.99%	1.43%	114%
Year Ended December 31, 2010	17.62	10.78%	2,495	0.99%	0.86%	0.99%	1.65%	116%
Year Ended December 31, 2009	16.03	26.11%	2,518	0.99%	0.86%	0.99%	1.79%	94%
Year Ended December 31, 2008	12.80	(39.52%)	2,279	0.99%	0.96%	0.99%	1.57%	78%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Redemption Fees
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2013	$9.88	$0.09	$0.77	$0.86	$0.07	$—	$—	$0.07	$—
Year Ended December 31, 2012	8.42	0.06	1.55	1.61	0.15	—	—	0.15	—
Year Ended December 31, 2011	9.63	0.04	(1.04)	(1.00)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—	0.03	—
Year Ended December 31, 2009	6.38	0.03	2.36	2.39	0.08	—	—	0.08	—
Period Ended December 31, 2008[5]	10.00	0.02	(3.61)	(3.59)	0.03	—	—	0.03	—
Class A
Period Ended June 30, 2013[7]	$10.75	$0.02	$0.02	$0.04	$0.08	$—	$—	$0.08	$—
Institutional Class
Period Ended June 30, 2013	$9.92	$0.11	$0.82	$0.93	$0.08	$—	$—	$0.08	$—
Year Ended December 31, 2012	8.46	0.08	1.56	1.64	0.18	—	—	0.18	—
Year Ended December 31, 2011	9.64	0.07	(1.04)	(0.97)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—	0.05	—
Year Ended December 31, 2009	6.38	0.04	2.37	2.41	0.10	—	—	0.10	—
Period Ended December 31, 2008[5]	10.00	0.03	(3.61)	(3.58)	0.04	—	—	0.04	—
Class R
Period Ended June 30, 2013	$9.81	$0.07	$0.82	$0.89	$0.06	$—	$—	$0.06	$—
Year Ended December 31, 2012	8.37	0.04	1.54	1.58	0.14	—	—	0.14	—
Year Ended December 31, 2011	9.60	0.02	(1.04)	(1.02)	—	0.21	—	0.21	—
Year Ended December 31, 2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—	0.01	—
Year Ended December 31, 2009	6.37	(0.01)[6]	2.37	2.36	0.07	—	—	0.07	—
Period Ended December 31, 2008[5]	10.00	—	(3.61)	(3.61)	0.02	—	—	0.02	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data for all classes of the Fund is reflected from Fund inception date of March 27, 2008.

6  The amount shown for a share outstanding does not correspond with the aggregate new investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market values of the investments of the Fund.

7  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses excluding custody credits	Net investment income	Net expenses including custody credits and waivers	Total expenses excluding custody credits and waivers	Portfolio Turnover[4]
Global Environmental Markets Fund
Individual Investor Class
Period Ended June 30, 2013	$10.67	9.19%	$64,665	1.40%	1.66%	1.40%	1.56%	11%
Year Ended December 31, 2012	9.88	19.27%	46,392	1.40%	0.64%	1.40%	1.81%	46%
Year Ended December 31, 2011	8.42	(10.39%)	33,444	1.40%	0.44%	1.40%	1.99%	79%
Year Ended December 31, 2010	9.63	11.20%	28,210	1.40%	0.09%	1.40%	2.38%	62%
Year Ended December 31, 2009	8.69	37.52%	17,765	1.40%	0.35%	1.40%	3.78%	81%
Period Ended December 31, 2008[5]	6.38	(35.92%)	5,999	1.40%	0.27%	1.40%	6.25%	28%
Class A
Period Ended June 30, 2013[7]	$10.71	9.20%	$314	1.40%	2.00%	1.40%	1.56%	11%
Institutional Class
Period Ended June 30, 2013	$10.77	9.37%	$18,279	1.15%	2.05%	1.15%	1.31%	11%
Year Ended December 31, 2012	9.92	19.47%	10,644	1.15%	0.90%	1.15%	1.56%	46%
Year Ended December 31, 2011	8.46	(10.07%)	2,511	1.15%	0.73%	1.15%	1.74%	79%
Year Ended December 31, 2010	9.64	11.56%	1,767	1.15%	0.32%	1.15%	2.13%	62%
Year Ended December 31, 2009	8.69	37.79%	404	1.15%	0.56%	1.15%	3.53%	81%
Period Ended December 31, 2008[5]	6.38	(35.83%)	5	1.15%	0.52%	1.15%	6.00%	28%
Class R
Period Ended June 30, 2013	$10.64	9.03%	$1,866	1.65%	1.35%	1.65%	1.81%	11%
Year Ended December 31, 2012	9.81	18.95%	1,545	1.65%	0.42%	1.65%	2.06%	46%
Year Ended December 31, 2011	8.37	(10.63%)	658	1.65%	0.18%	1.65%	2.24%	79%
Year Ended December 31, 2010	9.60	11.01%	653	1.65%	(0.18%)	1.65%	2.63%	62%
Year Ended December 31, 2009	8.66	37.16%	371	1.65%	(0.17%)	1.65%	4.03%	81%
Period Ended December 31, 2008[5]	6.37	(36.12%)	30	1.65%	0.02%	1.65%	6.50%	28%

SEE NOTES TO FINANCIAL STATEMENTS

June 30, 2013

Notes to Financial Statements (Unaudited)

Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of June 30, 2013, the Trust offered eleven investment funds.

These financial statements relate only to the Pax World Balanced Fund (the "Balanced Fund"), Pax World Growth Fund (the "Growth Fund"), Pax World Small Cap Fund (the "Small Cap Fund"), Pax World International Fund (the "International Fund"), Pax World High Yield Bond Fund (the "High Yield Bond Fund"), Pax World Global Women's Equality Fund (the "Global Women's Equality Fund"), and Pax World Global Environmental Markets Fund (the "Global Environmental Markets Fund") (each a "Fund", collectively, the "Funds"), each a diversified series of the Trust.

The Global Women's Equality Fund offers two classes of shares—Individual Investor Class shares and Institutional Class shares. The Balanced Fund and International Fund each offer three classes of shares—Individual Investor Class shares, Institutional Class shares and Class R shares. The Growth Fund, Small Cap Fund, High Yield Bond Fund and Global Environmental Markets Fund each offer four classes of shares—Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

June 30, 2013

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60%-75% of its assets in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 25%-40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Adviser believes have above-average growth prospects.

The Small Cap Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The International Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stocks and securities convertible into common or preferred stocks) of non-U.S. issuers.

The High Yield Bond Fund's primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service, similarly rated by another major rating service, or unrated and determined by the Adviser to be of comparable quality (commonly referred to as "junk bonds").

The Global Women's Equality Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% in equity securities (such as common

June 30, 2013

Notes to Financial Statements (Unaudited), continued

stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world, including at least 40% of its net assets in the securities of non-U.S. issuers.

The Global Environmental Markets Fund's investment objective is to seek long-term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; and environmental support services and waste management technologies. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. fixed income and non-U.S. securities are normally priced using data reflecting the earlier

June 30, 2013

closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which

June 30, 2013

Notes to Financial Statements (Unaudited), continued

may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At June 30, 2013, five securities were fair valued by the Best Execution and Valuation Committee in good faith pursuant to policies and procedures approved by the Board of Trustees. The Balanced Fund held two securities fair valued at $2,250,096 representing 0.12% of the Fund's net asset value, the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund's net asset value, and the International Fund held one security fair valued at $34,786 representing 0.09% of the Fund's net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market

June 30, 2013

participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks , preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

June 30, 2013

Notes to Financial Statements (Unaudited), continued

Mutual Fund Investments Investments in mutual funds are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

Option Contracts Options on equity securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service, and are generally categorized as Level 1 in the hierarchy.

The following is a summary of the inputs used to value the Funds' net assets as of June 30, 2013:

	Level One	Level Two	Level Three	Totals
Balanced
Common Stocks—Domestic	$1,054,122,823	$—	$—	$1,054,122,823
Common Stocks—Foreign	162,961,626	25,210,515	—	188,172,141
Affiliated Investment Companies	9,201,059	—	—	9,201,059
Exchange Traded Funds	6,098,988	—	—	6,098,988
Community Investment Notes	—	3,000,000	2,250,096	5,250,096
Corporate Bonds	—	202,125,659	—	202,125,659
U.S. Govt Agency Bonds	—	151,836,723	—	151,836,723
Government Bonds	—	13,900,869	—	13,900,869
Municipal Bonds	—	14,205,977	—	14,205,977
U.S. Treasury Notes	—	120,196,432	—	120,196,432
Mortgage-Backed Securities	—	101,715,834	—	101,715,834
Cash Equivalents	32,386,591	3,149,000	—	35,535,591
Equity Call/Put Options Written	(1,092,000)	—	—	(1,092,000)
Total	$1,263,679,087	$635,341,009	$2,250,096	$1,901,270,192
Growth
Common Stocks—Domestic	$122,923,024	$—	$—	$122,923,024
Common Stocks—Foreign	13,049,373	3,247,112	—	16,296,485
Cash Equivalents	3,411,894	4,159,000	—	7,570,894
Equity Call/Put Options Written	(39,809)	—	—	(39,809)
Total	$139,344,482	$7,406,112	$—	$146,750,594

June 30, 2013

	Level One	Level Two	Level Three	Totals
Small Cap
Common Stocks—Domestic	$24,766,005	$—	$—	$24,766,005
Common Stocks—Foreign	927,251	—	—	927,251
Cash Equivalents	1,482,472	835,000	—	2,317,472
Total	$27,175,728	$835,000	$—	$28,010,728
International
Common Stocks—Foreign	$10,560,088	$27,530,578	$34,786	$38,125,452
Rights	32,312	—	—	32,312
Exchange Traded Funds	1,080,760	—	—	1,080,760
Cash Equivalents	3,959,434	2,485,000	—	6,444,434
Total	$15,632,594	$30,015,578	$34,786	$45,682,958
High Yield Bond
Preferred Stocks	$4,864,000	$—	$—	$4,864,000
Exchange Traded Funds	7,898,000	—	—	7,898,000
Corporate Bonds	—	528,490,433	0	528,490,433
Loans	—	4,966,619	—	4,966,619
Warrants	—	—	0	—
Securities Sold Short	(3,509,680)	—	—	(3,509,680)
Cash Equivalents	21,604,093	900,564		22,504,657
Total	$30,856,413	$534,357,616	$0	$565,214,029
Global Women's Equality
Common Stocks—Domestic	$21,075,278	$—	$—	$21,075,278
Common Stocks—Foreign	3,569,954	14,650,875	—	18,220,829
Cash Equivalents	1,024,558	245,000	—	1,269,558
Total	$25,669,790	$14,895,875	$—	$40,565,665
Global Environmental Markets
Common Stocks—Domestic	$31,726,505	$—	$—	$31,726,505
Common Stocks—Foreign	—	49,182,830	—	49,182,830
Cash Equivalents	—	2,485,000	—	2,485,000
Total	$31,726,505	$51,667,830	$—	$83,394,335

June 30, 2013

Notes to Financial Statements (Unaudited), continued

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

International
Common Stock
Balance as of December 31, 2012	$25,557
Realized gain (loss)	—
Amortization of premium	—
Change in unrealized appreciation (depreciation)	9,229
Purchases	—
Sales	—
Transfers in to and/or out of Level Three	—
Balance as of June 30, 2013	$34,786

	Balanced	High Yield Bond
Bonds and Notes
Balance as of December 31, 2012	$2,255,588	$0
Realized gain (loss)	—	—
Amortization of premium	—	(75,119)
Change in unrealized appreciation (depreciation)	(5,492)	42,943
Purchases	—	32,176
Sales	—	—
Transfers in to and/or out of Level Three	—	—
Balance as of June 30, 2013	$2,250,096	$0

The change in unrealized gain/loss on Level 3 securities held at June 30, 2013, included gains of $9,229 and $42,943 in the International Fund and High Yield Bond Fund, respectively; and a loss of $5,492 in the Balanced Fund for the year-to-date period then ended.

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the period, the International Fund held one security valued at $526,879 which transferred from Level 1 to Level 2 due to utilization of a pricing vendor's fair value pricing of foreign securities.

Significant unobservable inputs were used by two Funds for Level 3 fair value measurements. The Balanced Fund holds positions in Community Investment notes which were purchased at par and are marked up or down daily using

June 30, 2013

the daily movement in a U.S. swap rate which most closely corresponds to the security's maturity. The International Fund holds an equity security which has been delisted from the Hong Kong exchange. The security is valued based on the Hong Kong equivalent value of an affiliated U.S. dollar-denominated security which continues to trade in a secondary market.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, International Fund, Global Women's Equality Fund and Global Environmental Markets Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense,

June 30, 2013

Notes to Financial Statements (Unaudited), continued

Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

June 30, 2013

Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Institutional U.S. Government Money Market Fund, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Board of Trustees. At June 30, 2013, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of June 30, 2013, the value of securities loaned, payable for cash and non-cash collateral due to brokers and over/under collateralized were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value	Over/Under Collateralized
Balanced	$47,194,932	$32,121,593	$15,897,854	$824,515
Growth	6,477,297	3,411,894	3,217,723	152,320
Small Cap	1,450,145	1,482,472	—	32,327
International	3,867,666	3,959,434	—	91,768
High Yield Bond	24,609,075	21,604,093	3,555,900	550,918
Global Women's Equality	995,075	1,024,558	—	29,483

June 30, 2013

Notes to Financial Statements (Unaudited), continued

Short Sales A Fund may engage in short sales, whereby it sells a security it generally does not own (the security is borrowed) when a portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. To complete a short sale transaction, the Fund will borrow the security to deliver it to the purchaser and buy that same security in the market at a later time to return it to the lender. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. For a short against the box, as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales held by the Fund are fully collateralized by restricted cash or other securities. At June 30, 2013, $3,624,250 in cash was segregated and restricted to cover collateral requirements. Short positions held at the end of the period are disclosed in the footnotes to the Schedules of Investments.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Management Contract") with Pax World Management LLC (the "Adviser"). Pursuant to the terms of the Management Contract, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

June 30, 2013

Pursuant to the Management Contract the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%
Growth	0.75%	0.75%
Small Cap	0.75%	0.75%
International	0.85%	0.85%
High Yield Bond	0.50%	0.50%
Global Women's Equality	0.75%	0.75%
Global Environmental Markets	0.90%	0.90%

For the period ended June 30, 2013, the Funds incurred the following advisory fees:

Fund	Amount
Balanced	$4,704,116
Growth	522,986
Small Cap	75,803
International	191,761
High Yield Bond	1,326,491
Global Women's Equality	147,133
Global Environmental Markets	322,157

The Adviser has contractually agreed to reimburse Funds to the extent that each Fund's respective expenses exceed, on an annual basis, the following percentages of average daily net assets:

Fund	Individual Investor	A Class	Institutional	Class R
Growth	1.29%	1.29%	1.04%	1.54%
Small Cap	1.24%	1.24%	0.99%	1.49%
International	1.40%		1.15%	1.65%
Global Women's Equality	1.24%		0.99%
Global Environmental Markets	1.40%	1.40%	1.15%	1.65%

The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated above until at least December 31, 2015.

June 30, 2013

Notes to Financial Statements (Unaudited), continued

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

For the period ended June 30, 2013, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expenses Reimbursed By Adviser
Fund	Individual Investor	Institutional	Class R	A Class
Growth	$35,322	$5,522	$164	$1
Small Cap	51,621	5,232	442	31
International	45,162	14,954	542	—
Global Women's Equality	58,042	2,394	—	—
Global Environmental Markets	45,352	11,271	1,360	35

The Trust has adopted a plan ("Plan") pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and Class A shares and 0.50% of the annual average daily net assets attributable to the Class R shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or Other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

June 30, 2013

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended June 30, 2013 were as follows:

	Purchases		Sales
Fund	Investments*	US Govt Bonds	Investments*	US Govt Bonds
Balanced	$443,713,764	$203,346,165	$576,262,918	$92,827,604
Growth	16,728,487	—	16,903,167	—
Small Cap	26,332,637	—	19,743,098	—
International	15,849,911	—	21,270,675	—
High Yield Bond	307,881,523	—	210,928,709	—
Global Women's Equality	8,615,234	—	6,134,474	—
Global Environmental Markets	29,268,503	—	7,821,668	—

*Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at June 30, 2013 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of June 30, 2013 were as follows for the Funds:

	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,694,438,800	$246,196,655	$38,273,262	$207,923,393
Growth	112,737,195	37,678,398	3,625,190	34,053,208
Small Cap	26,788,513	1,664,793	442,578	1,222,215
International	44,154,138	3,821,156	2,292,336	1,528,820
High Yield Bond	566,766,021	13,928,762	12,071,075	1,857,688
Global Women's Equality	37,190,687	5,036,635	1,661,656	3,374,979
Global Environmental Markets	69,629,514	15,158,651	1,393,829	13,764,822

June 30, 2013

Notes to Financial Statements (Unaudited), continued

At June 30, 2013, the High Yield Bond Fund had an unrealized foreign currency gain of $42,927. The Balanced Fund, Growth Fund, International Fund, Global Women's Equality Fund and Global Environmental Markets Fund had unrealized foreign currency losses of $20,607; $785; $966; $1,240 and $9,917, respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

June 30, 2013

Written option activity for the period ended June 30, 2013 is as follows:

	Outstanding at 12/31/12	Written	Closed	Expired	Exercised	Outstanding at 06/30/13
Balanced Fund
Call Options
Number of contracts	2,000	2,463	(1,663)	(1,965)	(35)	800
Premiums received	$710,770	$1,340,681	$(901,566)	$(696,700)	$(14,070)	$439,115
Growth Fund
Put Options
Number of contracts	11	—	—	—	—	11
Premiums received	$30,642	$—	$—	$—	$—	$30,642

The Balanced Fund and the Growth Fund held equity option contracts as of June 30, 2013. The fair value of such contracts (not accounted for as hedging instruments under FASB Statement of Financial Accounting Standards No. 133 ("FASB 133") and whose primary underlying risk exposure is equity risk at June 30, 2013 was as follows:

	Purchased Equity Options Asset Derivatives Fair Value[1]	Written Equity Options Liability Derivatives Fair Value[2]
Balanced Fund	$—	$1,092,000
Growth Fund	—	39,809

1Statement of Assets and Liabilities location: Investments, at value.

2Statement of Assets and Liabilities location: Options written, at value.

The effect of equity options on the statement of operations for the period ended June 30, 2013 was as follows:

	Realized Gain (Loss) on Derivatives Recognized in Income[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income[2]
Written Options
Balanced Fund	$1,316,444	$(111,655)
Growth Fund	—	(13,794)

1Statement of Operations location: Purchased options—Net realized gain (loss) on Investments; Written options—Net realized gain (loss) on Options contracts written.

2Statement of Operations location: Purchased options—Change in unrealized appreciation (depreciation) on Investments; Written options—Change in unrealized appreciation (depreciation) on Option contracts written.

June 30, 2013

Notes to Financial Statements (Unaudited), continued

Affiliated Investments The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At June 30, 2013, the Balanced Fund held 356,492 shares of the Pax MSCI EAFE ESG Index ETF, valued at $9,201,059. During the period, gross additions to the affiliated position were $6,531,164 and there were no reductions. The Fund received $141,545 in income distributions from this investment in an affiliate during the period.

Repurchase Agreements The Funds may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The collateral is held by a third party, which the Funds may not recall. A Fund bears the risk of loss in the event the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. At June 30, 2013, the Balanced Fund held $13,675,844 or 0.73% of net assets and the High Yield Bond Fund held $250,736,778 or 46.71% of net assets in securities exempt from registration under Rule 144A of the Act.

At June 30, 2013, the Balanced Fund held $4,347,028 of illiquid securities representing 0.23% of net assets; the International Fund held $34,786 of illiquid securities representing 0.09% of net assets; and the High Yield Bond Fund held $14,777,887 of illiquid securities, representing 2.75% of net assets. The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include

June 30, 2013

restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

Additional information on illiquid securities held at June 30, 2013, is as follows:

Security	Acquisition Date Range	Cost	Market Value
Balanced Fund
America Movil SAB de CV, 9.000%, 01/15/16	11/20/06-02/08/07	$4,836,173	$4,347,028
International Fund
Chaoda Modern Agriculture (Holdings), Ltd.	03/22/11-07/19/11	$377,812	$34,786
High Yield Bond Fund
America Movil SAB de CV, 9.000%, 01/15/16	10/05/07-02/12/09	$1,971,792	$2,089,917
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19	02/16/05-06/28/05	334,000	262,234
Human Touch LLC/Interactive Health Finance, 144A, 15.000%, 03/30/14	03/19/04-01/20/05	574,079	—
Interactive Health (Warrant)	03/19/04-01/20/05	—	—
Inversiones Alsacia SA, 144A, 8.000%, 08/18/18	02/06/12-07/09/12	1,874,810	1,633,552
Maxcom Telecomunicaciones SAB de CV, 11.000%, 12/15/14	12/13/06-01/07/10	5,890,111	3,549,000
Ormat Funding Corp., 8.250%, 12/30/20	02/06/04-01/06/05	507,716	456,028
Pacnet, Ltd., 144A, 9.250%, 11/09/15	11/05/10-04/08/11	6,871,104	6,787,156

NOTE D—Tax Information

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

June 30, 2013

Notes to Financial Statements (Unaudited), continued

The tax character of distributions paid during 2013 and 2012 was as follows:

	Distributions paid in 2013		Distributions paid in 2012
Fund	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Balanced	$13,773,026	$—	$29,205,788	$—
Growth	378,780	—	250,000	—
Small Cap	91,354	124,773	487,747	39,283
International	449,606	—	892,428	—
High Yield Bond	17,160,770	—	35,472,659	4,076,819
Global Women's Equality	411,705	—	454,048	—
Global Environmental Markets	527,736	—	865,487	—

During the period from November 1, 2012 through December 31, 2012, the Balanced Fund and the High Yield Bond Fund incurred capital losses in the amounts of $1,040,300 and $1,509,737; respectively. In addition, the Global Environmental Markets Fund incurred a qualified late-year ordinary loss of $54,473. Each of these losses are treated for Federal income tax purposes as if they occurred on January 1, 2013. Accordingly, during 2012, the Funds may have made distributions, as required by Internal Revenue Code Regulations, in excess of amounts recognized for financial reporting purposes.

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

June 30, 2013

As of June 30, 2013, the Funds carried forward remaining losses as follows:

	Expires	No Expiration		Total Carryforward
Fund	in 2017	ST	LT	Loss Remaining
Balanced	$—	$—	$—	$—
Growth	2,507,832	—	—	2,507,832
Small Cap	—	—	—	—
International	—	1,570,458	3,951,381	5,521,839
High Yield Bond	—	—	—	—
Global Women's Equality	1,657,238	1,112,721	—	2,769,959
Global Environmental Markets	—	1,072,666	304,572	1,377,238

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2008 through 2012). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended June 30, 2013, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

NOTE E—Board Approval of Advisory Agreements

Review Process. The 1940 Act requires that the Trustees request and evaluate, and that the Adviser furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the Management Contract. Similarly, the 1940 Act requires that the Trustees request and evaluate, and that Impax Group Plc ("Impax") furnish, such information as may reasonably be necessary for the Trustees to evaluate the terms of the investment subadvisory contract (the "Subadvisory Contract") among the Trust, the Adviser and Impax. The Trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust (the "Independent Trustees") met in person in March and June of 2013 for the purpose of considering the Management Contract and the Subadvisory Contract (the "contract review meetings"). In addition, the Trustees consider matters bearing on the Trust and its investment management and other arrangements at their regular meetings throughout the year, including reviews of investment results and performance data at each regular meeting and periodic presentations from the Adviser.

June 30, 2013

Notes to Financial Statements (Unaudited), continued

During the course of the contract review meetings, the Trustees met and discussed the Management Contract and the Subadvisory Contract with representatives of the Adviser and Impax. The Independent Trustees were assisted in their evaluation of the Management Contract and the Subadvisory Contract by independent legal counsel, from whom they received assistance and advice, including a written memorandum regarding the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from management. The Independent Trustees made various requests for additional information or explanations from management regarding information that had been provided, to which management responded either orally or in writing.

In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees' conclusions were based, in part, on their consideration of these arrangements during the course of the year and in prior years. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. However, they also took into account the common interests of all the Funds in their review.

Nature, Extent and Quality of Services. In considering the Management Contract and the Subadvisory Contract, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Trust by the Adviser and Impax. They considered the terms of the Management Contract and the Subadvisory Contract and received and considered information provided by management that described, among other matters:

•  the nature and scope of the advisory services provided to the Funds and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•  the investment program used by the Adviser to manage the Funds and by Impax to subadvise the Global Environmental Markets Fund;

•  possible conflicts of interest and fall-out benefits,

•  brokerage practices,

•  the compliance functions of the Adviser,

June 30, 2013

•  financial results, assets under management and other information relating to the financial resources of the Adviser, and

•  information relating to portfolio manager compensation.

In addition to considering the Funds' investment performance (see below), the Trustees considered, among other matters, the Adviser's general oversight of the Trust. They also took into account information concerning the investment philosophies and investment processes used by the Adviser and Impax in managing the Funds as well as their in-house investment and social research capabilities. They also considered various investment resources available to the Adviser and Impax, including research services acquired with "soft dollars" available to the Adviser and Impax as a result of securities transactions effected for the Funds.

The Trustees considered, among other matters, that the Adviser provides the Trust with office space and personnel, and provides oversight and coordination of the Funds' third-party service providers. These services include accounting, bookkeeping, tax, legal, audit, custody and transfer agency services, and preparation of prospectuses, shareholder reports and other regulatory filings. They also took into account the Adviser's compliance and operational functions, as well as the resources being devoted by the Adviser to such functions.

The Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the scope of the services provided to each Fund by the Adviser under the Management Contract, and to the Global Environmental Markets Fund by Impax, was consistent with such Fund's operational requirements; that the Adviser has the capabilities, resources and personnel necessary to provide the advisory services currently required by each Fund; and that, overall, the nature, extent and quality of the services provided by the Adviser to the Trust, and by Impax to the Global Environmental Markets Fund, were sufficient to warrant approval of the Management Contract and the Subadvisory Contract.

Fund Performance. In connection with the contract review meetings, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. ("Lipper") regarding the total return investment performance of each Fund, comparing each such Fund's investment results with those of other mutual funds identified by Lipper as having the same investment classification over the 1-, 3-, 5- and 10-year periods (to the extent the Fund

June 30, 2013

Notes to Financial Statements (Unaudited), continued

had been in existence) ended March 31, 2013. The Trustees, including the Independent Trustees, considered the extent to which the performance of each Fund might be compared to that of other mutual funds that employ socially responsible investing practices, but in light of the limited number of such funds pursuing investment strategies similar to those of the Funds, determined that the broader peer groups identified by Lipper represented a more appropriate comparison. The Independent Trustees considered, in particular, that the performance of the Balanced, Global Women's Equality, High Yield Bond and International Funds was less favorable than that of their respective Lipper peer group medians for each period. The Independent Trustees considered that the Global Environmental Markets Fund had outperformed its Lipper peer group median for each period and that the Small Cap Fund had outperformed its Lipper peer group median for the 1- and 5-year periods and had underperformed its Lipper peer group median for the 3-year period. They also considered that the Growth Fund had underperformed its Lipper peer group median for the 1-, 5- and 10-year periods and had outperformed its Lipper peer group median for the 3-year period. The Trustees expressed their concerns regarding the underperformance of certain Funds, and discussed at length with the Adviser's senior executives the Adviser's analysis of such underperformance and steps being taken to address performance issues. In addition to the information reviewed by the Trustees at the contract review meetings, the Trustees receive during the year detailed comparative performance information for each Fund including performance relative to one or more selected securities indices or other benchmarks. The Trustees also considered the portfolio turnover rates of each Fund.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and the Subadvisory Contract, that the relevant performance record and process in managing each Fund were sufficient to support approval of the Management Contract and the Subadvisory Contract.

Fees and Other Expenses. The Trustees, including the Independent Trustees, considered the advisory fees paid by each Fund to the Adviser, and the subadvisory fees paid to Impax by the Adviser, as well as each Fund's distribution and service (Rule 12b-1) fees, "other expenses" and total expenses. In doing so, the Trustees reviewed both information provided by management and information prepared by Lipper regarding the expenses of each Fund relative to those of other mutual funds identified by Lipper as having the same investment classification (or, for the Global Environmental Markets Fund,

June 30, 2013

identified by the Adviser as emphasizing clean technology investments). The Independent Trustees noted that although the total expenses of the Balanced, Global Environmental Markets, Growth, High Yield Bond and International Funds (after giving effect to the expense reimbursements described below) exceeded the median total expenses of their Lipper peer groups, each Fund's management fees (after giving effect to the expense reimbursements described below) were below the median management fees of its Lipper peer group. In connection with their review, the Trustees considered the Adviser's agreement to:

•  reimburse the Global Women's Equality Fund and Small Cap Fund to the extent either such Fund's total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 1.24% for Individual Investor Class shares, 0.99% for Institutional Class shares and 1.49% for Class R shares (Class R shares are not offered for Global Women's Equality Fund) through December 31, 2015.

•  reimburse the International Fund and Global Environmental Markets Fund to the extent either such Fund's total operating expenses (with certain exceptions) exceed a percentage of the average daily net assets per annum of each share class as follows: 1.40% for Individual Investor Class shares, 1.15% for Institutional Class shares and 1.65% for Class R shares through December 31, 2015, and

•  reimburse the Growth Fund to the extent such Fund's total operating expenses (with certain exceptions) exceed a percentage of average daily net assets per annum of each share class as follows: 1.29% for Individual Investor Class shares, 1.04% for Institutional Class shares and 1.54% for Class R shares through December 31, 2015.

The Trustees noted that the Adviser, at the time of the contract review meetings, did not have a significant institutional advisory business outside of the Funds, and considered the differences in the services provided and proposed to be provided to institutional clients and those provided to the Funds, as well as differences in the advisory fees charged and proposed to be charged to such clients and those charged to the Funds. The Trustees observed that the Funds' advisory fees and total expenses remained generally in line with those of other mutual funds identified by Lipper (or, for the Global Environmental Markets Fund, the Adviser).

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Management Contract and

June 30, 2013

Notes to Financial Statements (Unaudited), continued

the Subadvisory Contract, that the fees and expenses to be charged represented reasonable compensation to the Adviser and Impax in light of the services provided. In coming to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability. The Trustees, including the Independent Trustees, reviewed information regarding the cost of services provided by the Adviser and the estimated profitability of the Adviser's relationship with the Trust, including a profitability report prepared by management detailing the costs of services provided to each Fund by the Adviser, and the profitability to the Adviser of its advisory relationship with each Fund, in each case for the year ended December 31, 2012. The Trustees recognized that the Adviser should, in the abstract, be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from mutual fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about cost allocations and the Adviser's capital structure and cost of capital. The Trustees concluded that, taking all of the foregoing into account, they were satisfied that the Adviser's level of profitability from its relationship with the Trust was not excessive. The Trustees did not consider the profitability of the Subadvisory Contract to Impax because the structure of the Subadvisory Contract is such that any profits to Impax reduce the profitability of the Adviser, and the fees payable under the Subadvisory Contract are the product of arm's-length bargaining between Impax and the Adviser.

Possible Fall-Out Benefits. The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to the Adviser and Impax from their relationships with the Trust, including reputational and other "fall out" benefits. During the course of the year, the Board of Trustees received presentations from the Adviser, and information from Impax, about its trading practices and brokerage arrangements, including its policies with respect to research provided in connection with trade execution for the Funds (soft dollar arrangements), and the Trustees accepted the representation of the Adviser that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees considered the receipt of these benefits in light of the Adviser's profitability, and concluded that such benefits were not excessive.

June 30, 2013

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which the Adviser and Impax may realize economies of scale or other efficiencies in managing and supporting the Funds. They noted that as assets increase, certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund.

The Trustees noted that the Adviser was reimbursing expenses of all of the Pax World Funds other than the Balanced and High Yield Bond Funds. The Trustees noted that all Pax World Funds other than the Balanced and High Yield Bond Funds are small by industry standards, and that it was therefore not necessary to engage in more substantive discussions of possible breakpoints or other fee reductions for such Funds at this time. The Trustees further noted the fee waiver and reimbursement agreements described above. Based on these observations, the Trustees concluded that the Funds' overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and the Adviser (and, for the Global Environmental Markets Fund, Impax) of any economies of scale or other efficiencies in the management of each Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Management Contract with respect to each Fund and the continuation of the Subadvisory Contract with respect to the Global Environmental Markets Fund, was in the best interests of the Funds and should be approved.

NOTE F—Proxy Voting

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at

June 30, 2013

Notes to Financial Statements (Unaudited), continued

800.767.1729 or visiting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's website at www.sec.gov.

NOTE G—Quarterly Portfolio Holdings Disclosure

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.paxworld.com.

June 30, 2013

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child's education.

Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This semi-annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (8/13).

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30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

PAX0003467

Item 2.                                 Code of Ethics.

This disclosure is not required for the Semi-annual report filing.

Item 3.                                 Audit Committee Financial Expert.

This disclosure is not required for the Semi-annual report filing.

Item 4.                                 Principal Accountant Fees and Services.

This disclosure is not required for the Semi-annual report filing.

Item 5.                                 Audit Committee of Listed Registrants.

This disclosure is not applicable to the Registrant.

Item 6.                                 Schedule of Investments.

A complete series of schedules of investments are included as part of the Report to Shareholders filed under Item 1

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 8.                                 Portfolio Managers of Closed-End Management Investment Companies.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 9.                                 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

This disclosure is not applicable to the Registrant, as it is an open-end investment company.

Item 10.                          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                          Controls and Procedures.

(a)                                 It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)                                 There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)                                 (1)                                 The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2)                                 Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

(3)                                 Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)                                 Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	August 15, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf by the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	August 15, 2013

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	August 15, 2013

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